As filed with the Securities and Exchange Commission on December 10, 2013

File Nos. 333-192144 811-21593

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

KAYNE ANDERSON MLP INVESTMENT COMPANY

(Exact name of Registrant as Specified in Charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of Principal Executive Offices)

(713) 493-2020

Registrant’s Telephone Number, including Area Code

David J. Shladovsky

KA Fund Advisors, LLC

1800 Avenue of the Stars, Third Floor

Los Angeles, California 90067

(Name and Address of Agent for Service)

Copies of all communications to:

David A. Hearth, Esq.	John F. Della Grotta, Esq.
Paul Hastings LLP	Paul Hastings LLP
55 Second Street, 24th Floor	695 Town Center Drive
San Francisco, California 94105	Costa Mesa, California 92626

Calculation of Registration Fee under the Securities Act of 1933

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Series HH Floating Rate Senior Notes	$175,000,000	N/A	$175,000,000	$22,540(1)

(1)	Fee previously paid.

The information in this prospectus is not complete and may be changed. We may not sell these securities or accept any offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state in which such offer, solicitation or sale is not permitted.

Subject to completion, dated December 10, 2013

PROSPECTUS

$175,000,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

Offer to exchange our Series HH Floating Rate Senior Notes due August 19, 2016 that will bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and will be reset quarterly, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of our outstanding unregistered Series HH Floating Rate Senior Notes due August 19, 2016 that bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly, issued on August 22, 2013.

The exchange offer and withdrawal rights will expire at 12:00 midnight, New York City time,

on January     , 2014 (the 20th business day following the date of this prospectus), unless extended.

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is offering to exchange $175,000,000 aggregate principal amount of our new Series HH Floating Rate Senior Notes due August 19, 2016, that will bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and will be reset quarterly, which have been registered under the Securities Act, referred to in this prospectus as the “New Notes,” for any and all of our outstanding Series HH Floating Rate Senior Notes due August 19, 2016 issued on August 22, 2013, referred to in this prospectus as the “Old Notes.” The New Notes and the Old Notes are collectively referred to in this prospectus as the “Notes.”

We issued the Old Notes on August 22, 2013 in a transaction not requiring registration under the Securities Act. We are offering you New Notes, with terms substantially identical to those of the Old Notes, in exchange for Old Notes in order to satisfy our registration obligations from that previous transaction. If you fail to tender your Old Notes, you will continue to hold unregistered notes that you will not be able to transfer freely.

See “Risk Factors” starting on page 6 of this prospectus for a discussion of risks associated with the exchange of Old Notes for the New Notes offered hereby.

We will exchange New Notes for all Old Notes that are validly tendered and not withdrawn before expiration of the exchange offer. You may withdraw tenders of Old Notes at any time prior to the expiration of the exchange offer. The exchange procedure is more fully described in “The Exchange Offer—Procedures for Tendering.”

The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights applicable to the Old Notes do not apply to the New Notes. See “Description of the New Notes” for more details on the terms of the New Notes.

We will not receive any proceeds from the exchange offer.

There is no established trading market for the New Notes or the Old Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the effective date of this registration statement, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

The exchange of Old Notes for New Notes should not be a taxable event for United States federal income tax purposes. See “Certain United States Federal Income Tax Considerations.” All broker-dealers must comply with the registration and prospectus delivery requirements of the Securities Act. See “Plan of Distribution.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         , 2013

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the New Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

Where You Can Find More Information	ii

Summary	1

Risk Factors	6

Forward-Looking Statements	22

Use Of Proceeds	23

The Exchange Offer	24

Description Of The New Notes	34

Description Of The Old Notes	47

Certain United States Federal Income Tax Considerations	48

Plan Of Distribution	54

Validity Of The Notes	55

Kayne Anderson MLP Investment Company	56

Investment Objective And Policies	57

Financial Highlights	61

Market And Net Asset Value Information	62

Management	63

Capitalization	67

Description Of Capital Stock	69

Experts	84

Table Of Contents Of Our Statement Of Additional Information	85

Unaudited Financial Statements as of and for the nine months ended August  31, 2013 and Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2012 and for the nine months ended August 31, 2013

F-2

Unaudited Financial Statements as of and for the six months ended May  31, 2013 and Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2012 and for the six months ended May 31, 2013

F-39

Financial Statements as of and for the Year ended November  30, 2012 and the Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2012

F-75

This prospectus contains summaries of material terms of certain documents and refers you to certain documents that we have filed with the Securities and Exchange Commission (the “SEC”). A Statement of Additional Information, dated                  , 2013 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You can obtain, without charge, copies of our SAI, the table of contents of which is on page 85 of this prospectus and our annual, semi-annual and quarterly reports and you may request other information or make stockholder inquiries, in each case by calling toll-free at (877) 657- 3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department. Our annual, semi-annual and quarterly reports are also available on our website at http://www.kaynefunds.com. Information included on such website does not form part of this prospectus.

In order to obtain timely delivery of such materials, you must request information from us no later than five business days prior to the expiration of the exchange offer.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended August 31, 2013. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

ii

SUMMARY

This summary highlights selected information from this prospectus and is therefore qualified in its entirely by the more detailed information appearing elsewhere, or incorporated by reference, in this prospectus. It may not contain all the information that is important to you. We urge you to read carefully this entire prospectus and the other documents to which it refers to understand fully the terms of the Notes. References in this prospectus to “the Company,” “we,” “us,” “our” and” “ours” refer to Kayne Anderson MLP Investment Company unless the context otherwise requires.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the 1940 Act. Our investment objective is to obtain after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

We began investment activities in September 2004 following our initial public offering. As of September 30, 2013, we had net assets applicable to our common stock of approximately $3.4 billion and total assets of approximately $6.1 billion. As of September 30, 2013 we had $1,175 million in Senior Notes outstanding and $449 million in preferred stock outstanding.

The Exchange Offer

On August 22, 2013, we completed a private offering of $175,000,000 aggregate principal amount of our Senior Notes due August 19, 2016, which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly. As part of that offering, we entered into a registration rights agreement with the initial purchaser of the Old Notes in which we agreed, among other things, to deliver this prospectus to you and to complete an exchange offer for the Old Notes. Below is a summary of the exchange offer.

Old Notes	Series HH Floating Rate Senior Notes which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly, due August 19, 2016 originally issued on August 22, 2013.

New Notes	Notes of the same series, the issuance of which has been registered under the Securities Act. The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights relating to the Old Notes do not apply to the New Notes.

Terms of the Offer	We are offering to exchange a like amount of New Notes for our Old Notes in denominations of $100,000 in principal amount and integral multiples of $100,000 in excess thereof. In order to be exchanged, an Old Note must be properly tendered and accepted. All Old Notes that are validly tendered and not withdrawn will be exchanged. As of the date of this prospectus, there are $175,000,000 aggregate principal amount of Old Notes outstanding. We will issue New Notes promptly after the expiration of the exchange offer.

Expiration Time	The exchange offer will expire at 12:00 midnight, New York City time, on January , 2014 (the 20th business day following the date of this prospectus), unless extended.

Procedures for Tendering	To tender Old Notes, you must complete and sign a letter of transmittal in accordance with the instructions contained in it and forward it by mail, facsimile or hand delivery, together with any other documents required by the letter of transmittal, to the exchange agent, either with the Old Notes to be tendered or in compliance with the specified procedures for guaranteed delivery of Old Notes. Certain brokers, dealers, commercial banks, trust companies and other nominees may also effect tenders by book-entry transfer. Holders of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee are urged to contact such person promptly if they wish to tender Old Notes pursuant to the exchange offer. See “The Exchange Offer—Procedures for Tendering.”

Letters of transmittal and certificates representing Old Notes should not be sent to us. Such documents should be sent only to the exchange agent. Questions regarding how to tender and requests for information should be directed to the exchange agent. See “The Exchange Offer—Exchange Agent.”

Acceptance of Old Notes for Exchange; Issuance of New Notes	Subject to the conditions stated in “The Exchange Offer—Conditions to the Exchange Offer,” we will accept for exchange any and all Old Notes that are properly tendered in the exchange offer before the expiration time. The New Notes will be delivered promptly after the expiration time.

Interest payments on the New Notes	The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes. If your Old Notes are accepted for exchange, then you will receive interest on the New Notes and not on the Old Notes.

Withdrawal Rights	You may withdraw your tender at any time before the expiration time.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions. We may assert or waive these conditions in our sole discretion. If we materially change the terms of the exchange offer, we will resolicit tenders of the Old Notes. See “The Exchange Offer—Conditions to the Exchange Offer” for more information.

Resales of New Notes	Based on interpretations by the staff of the SEC, as detailed in a series of no-action letters issued by the SEC to third parties, we believe that the New Notes issued in the exchange offer may be offered for resale, resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act as long as:

—       you are acquiring the New Notes in the ordinary course of your business;

—       you are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in a distribution of the New Notes;

—       you are not an “affiliate” of ours; and

—       you are not a broker-dealer that acquired any of its Old Notes directly from us.

If you fail to satisfy any of the foregoing conditions, you will not be permitted to tender your Old Notes in the exchange offer and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of your Old Notes unless such sale is made pursuant to an exemption from such requirements.

Each broker or dealer that receives New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offer to resell, resale or other transfer of the New Notes issued in the exchange offer, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the New Notes.

See “The Exchange Offer—Resales of New Notes.”

Consequences of Not Exchanging Old Notes	If you do not exchange your Old Notes in the exchange offer, you will continue to be subject to the restrictions on transfer described in the legend on your Old Notes. In general, you may offer or sell your Old Notes only:

—       if they are registered under the Securities Act and applicable state securities laws;

—       if they are offered or sold under an exemption from registration under the Securities Act and applicable state securities laws; or

—       if they are offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

Although your Old Notes will continue to accrue interest, they will generally retain no rights under the registration rights agreement. We currently do not intend to register the Old Notes under the Securities Act. Under some circumstances, holders of the Old Notes, including holders who are not permitted to participate in the exchange offer or who may not freely sell New Notes received in the exchange offer, may require us to file, and to cause to become effective, a shelf registration statement covering resales of the Old Notes by these holders. For more information regarding the consequences of not tendering your Old Notes and our obligations to file a shelf registration statement, see “The Exchange Offer—Consequences of Exchanging or Failing to Exchange the Old Notes” and “The Exchange Offer—Registration Rights Agreement.”

Exchange Agent	The Bank of New York Mellon Trust Company, N.A. is serving as the exchange agent in connection with the exchange offer. The address and telephone and facsimile numbers of the exchange agent are listed under the heading “Exchange Offer—Exchange Agent.”

The New Notes

The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights applicable to the Old Notes do not apply to the New Notes. The New Notes will evidence the same debt as the Old Notes and will be governed by the same indenture. Where we refer to “Notes” in this prospectus, we are referring to both the Old Notes and the New Notes. The “Description of the New Notes” section of this prospectus contains a more detailed description of the terms and conditions of the New Notes.

Issuer	Kayne Anderson MLP Investment Company.

New Notes Offered	$175,000,000 aggregate principal amount of floating rate senior notes due August 19, 2016.

Offering Price	100% plus accrued interest, if any from August 22, 2013.

Maturity	August 19, 2016.

Interest Formula	The New Notes will bear interest at a floating rate per annum equal to the Adjusted LIBOR Rate (which is equal to 3-month LIBOR plus 1.25%). Interest rates on the New Notes will be reset quarterly.

If any rating on the New Notes declines below “A-” by Fitch or less than its equivalent by any other NRSRO or the equivalent rating by another Rating Agency (as defined under the Rating Agency Guidelines attached to this offering memorandum as Annex A), the Adjusted LIBOR Rate shall increase by 1.00% per annum, for so long as the New Notes maintain any rating below the “A-” or equivalent rating.

Interest Payment Dates	The 19th day of each of March, June, September and December.

Interest Reset Dates	Quarterly, on the 19th day of each of March, June, September and December.

Interest Determination Dates	Second London Business Day immediately preceding the first day of the relevant interest period.

Interest Payments on the New Notes	The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

Ranking	The New Notes will be senior unsecured obligations and will rank equally and ratably (pari passu) in right of payment with any of our existing or future senior unsecured debt, including our Credit Facility. The New Notes will be senior to any preferred stock issued by us. As of September 30, 2013, we had total senior indebtedness outstanding of $1,197 million.

We have the ability to have up to 5% of our total assets in secured debt and not have such indebtedness be considered a senior security if such debt is for temporary purposes (i.e., to be repaid within 60 days and is not extended or renewed). As of September 30, 2013, we did not have any secured debt outstanding.

Optional Prepayment of the New Notes	We may, at our option, prepay at any time all or any part of the New Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment and a prepayment premium equal to 2% of the principal amount so repaid.

Prepayment of the New Notes 90 Days Prior to Maturity at Par	We may, within 90 days prior to the final maturity date, at our option, prepay all or any part of the New Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment.

Special Optional Prepayment During Extended 10-Day Period	In the event we are not in compliance with either (a) the covenant to satisfy the rating agency Basic Maintenance Test or (b) the covenant to maintain 1940 Act asset coverage ratios, we have a 30-day period to cure such default. Such 30-day period can be extended 10 days if, prior to the end of the 30-day period, we give notice of a prepayment of such principal amount of New Notes and any of our other senior securities representing indebtedness sufficient to cure such default at 100% of the principal amount so prepaid, together with interest thereon to the date of repayment, and a prepayment premium equal to 1% of the principal amount so repaid.

In the event that we make a prepayment during such extended 10-day period, the principal amount of the New Notes and other senior securities representing indebtedness to be prepaid shall be allocated among all of the New Notes and other senior securities at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Further, the amount of the New Notes and the other senior securities representing indebtedness to be prepaid shall at no time exceed an amount necessary for us to be in pro forma compliance with the rating agency Basic Maintenance Test and the 1940 Act asset coverage ratios pro forma for such prepayment.

Certain Covenants	The New Notes will be issued under the Indenture containing covenants requiring us to:

— have asset coverage ratios at or above minimums required by the 1940 Act; and

— maintain a current rating by an NRSRO; maintain a rating of no less than “BBB-” by any NRSRO rating the New Notes.

Such indenture will also contain covenants limiting our ability to:

— engage in transactions with affiliates;

— consolidate, merge or transfer all or substantially all of our assets;

— declare or pay dividends on, redeem or repurchase our capital stock, under certain circumstances;

— create or designate subsidiaries; and

— create certain liens or incur additional debt secured by liens.

These covenants are subject to a number of important limitations and exceptions. See “Description of the New Notes — Selected Indenture Covenants.”

No Prior Market	The New Notes are a new issue of securities for which there is currently no established trading market. We cannot assure you that a liquid market for the New Notes will develop or be maintained. We do not intend to apply for a listing of the New Notes on any securities exchange or an automated dealer quotation system.

Form and Denominations	The New Notes when issued and sold pursuant to the terms of the Indenture, will be issued without coupons and in minimum denominations of $100,000 and in integral multiples of $100,000 in excess thereof, unless provided in the indenture.

Book Entry; Delivery and Form	The New Notes will be represented by one or more permanent global notes in fully registered book-entry form deposited with the Trustee (as defined below) as custodian for, and registered in the name of, a nominee of The Depository Trust Company, or DTC, as Depository. See “Description of the New Notes — Book-Entry; Delivery and Form.”

Governing Law	New York.

Trustee, Registrar, Paying Agent and Calculation Agent	The Bank of New York Mellon Trust Company, N.A.

RISK FACTORS

Before tendering the Old Notes, prospective participants in the exchange offer should carefully consider the discussions of cautionary factors describing risks related to the New Notes and risks relating to our business and an investment in our securities. The risks and uncertainties described below are not the only risks and uncertainties that we face. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI. We cannot predict future risks or estimate the extent to which they may affect our financial performance.

Risks Related to the New Notes

An active trading market for the New Notes may not develop.

There is no existing trading market for the New Notes. We do not intend to apply for listing of the New Notes on any securities exchange or for quotation through any automated dealer quotation system. Even if a trading market for the New Notes develops, the liquidity of any market for such New Notes will depend upon the number of holders of the New Notes, our performance, the market for similar securities, the interest of securities dealers in making a market in the New Notes and other factors. Accordingly, no assurance can be given as to the liquidity of, or adequate trading markets for, the New Notes.

Our credit ratings may not reflect all risks of an investment in the New Notes.

The credit ratings of the New Notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, the New Notes, In addition, real or anticipated changes in our credit ratings will generally affect any trading market for, or trading value of, the New Notes. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

Unsecured Investment Risk to Holders of the New Notes

The New Notes represent our unsecured obligation to pay interest and principal when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the New Notes when due or to repay the New Notes at their stated maturity. Our failure to pay interest on the New Notes when due or to repay the New Notes upon their stated maturity would, subject to the cure provisions under the indenture pursuant to which they are issued, constitute an event of default under the indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the New Notes, and at their stated maturity, the entire outstanding principal amount of the New Notes will become due and payable. See “Description of the New Notes — Selected Indenture Covenants — Sinking Fund.”

Decline in Asset Value Risk

A material decline in the value of our assets may impair our ability to maintain required levels of asset coverage for our senior securities.

Holders of the New Notes May Be Subordinated to Other Debt

The indenture governing the New Notes permits us, in certain circumstances, to incur up to 5% of total assets in secured indebtedness. The New Notes are effectively subordinated in right of payment to our secured indebtedness, if any, or other secured obligations to the extent of the value of the assets that secure such indebtedness or obligation. In the event of our bankruptcy, liquidation or reorganization or upon acceleration of the New Notes, payment on the New Notes will occur after our secured indebtedness, if any, is repaid. In these circumstances, holders of obligations secured by liens on collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before holders of the New Notes, who will only have an unsecured claim against our remaining assets, if any.

Risks Related to the Exchange Offer

You may have difficulty selling the Old Notes you do not exchange.

If you do not exchange your Old Notes for New Notes in the exchange offer, you will continue to be subject to the restrictions on transfer of your Old Notes as described in the legend on the global note representing the Old Notes. There are restrictions on transfer of your Old Notes because we issued the Old Notes under an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may offer or sell the Old Notes only if they are registered under the Securities Act and applicable state securities laws or offered and sold under an exemption from, or in a transaction not subject to, these requirements. If a holder of Old Notes was eligible to participate in the exchange offer and did not do so, we do not intend to register any Old Notes held by such holder and, upon consummation of the exchange offer, you will not be entitled to any rights to have your untendered Old Notes registered under the Securities Act. In addition, the trading market, if any, for the remaining Old Notes will be adversely affected depending on the extent to which Old Notes are tendered and accepted in the exchange offer.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Old Notes in the exchange offer for the purpose of participating in a distribution of the New Notes or (2) resells New Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the New Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive New Notes in the exchange offer if the exchange offer procedure is not followed.

We will issue the New Notes in exchange for your Old Notes only if you tender the Old Notes and deliver a properly completed and duly executed letter of transmittal and other required documents before expiration of the exchange offer. You should allow sufficient time to ensure timely delivery of the necessary documents. Neither the exchange agent nor we are under any duty to give notification of defects or irregularities with respect to the tenders of Old Notes for exchange. If you are the beneficial holder of Old Notes that are registered in the name of your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender in the exchange offer, you should promptly contact the person in whose name your Old Notes are registered and instruct that person to tender on your behalf.

Risks Related to Our Business and Investments in Our Securities

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Investors in MLPs, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unitholders and the general partner, including those arising from incentive distribution payments.

Energy Sector Risks

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other Midstream Energy Companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and Midstream Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico or onshore oil pipeline spills may adversely affect the financial performance of

MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and Midstream Energy Companies.

The operation of energy assets, including wells, gathering systems, pipelines, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The EPA and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and MLPs and Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional resources. As a result, restrictions on hydraulic fracturing could have an adverse impact on the financial performance of MLPs and Midstream Energy Companies.

There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance or recover these costs in the rates it charges customers.

Acquisition Risk.    The abilities of MLPs and other Midstream Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Midstream Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Midstream Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.    Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP and other Midstream Energy Company valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our securities may decline if interest rates rise.

Weather Risks.    Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Midstream Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk.    MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Industry Specific Risks

MLPs and other Energy Companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Shipping.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of shipping company securities in our portfolio. Declining marine transportation values could affect the ability of shipping companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Shipping company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant reduction in cash flow for the shipping companies in our portfolio.

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Exploration and production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Further, certain companies that own oil and gas reserves and U.S. royalty trusts have a finite amount of assets and cannot develop additional resources. Consequently, production and cash flow for these companies will decline over time.

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other.    MLPs and other Energy Companies that operate other energy related assets (such as retail gasoline distribution, propane dehydrogenation (processing propane into propylene), production of sand used as a proppant in the production of crude oil and natural gas and the production of coke used as a raw material in the steelmaking process) are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets.

Tax Risks of Investing in Equity Securities of MLPs

Tax Risk of MLPs.    Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). As a result, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Recent legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. We cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes and instead being taxed as corporations, which could reduce the amount of cash flow we have to pay interest expense and dividends on our senior securities. Additionally, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the unit prices for MLPs, likely causing a decline in the value of our assets and reduction in the asset coverage ratios for our senior securities.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of September 30, 2013, we held investments in approximately 68 issuers.

As of September 30, 2013, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of September 30, 2013, there were 106 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Affiliated Party Risk

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to stockholders could therefore be materially adversely affected.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to our common stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the our portfolio.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased. The cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Further, some shipping companies in which we invest may be more exposed to European banks’ abilities to fulfill their lending obligations and, as a result, could be disproportionately impacted by the European sovereign debt crisis. Due to these factors, MLPs and other Midstream Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Midstream Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and other Midstream Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk

A substantial percentage of our assets will be invested in equity securities of MLPs and other Midstream Energy Companies. Such securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities (commonly referred to as “junk bonds” or high yield bonds”) in which we may invest are rated from B3 to Ba1 by Moody’s, from B-to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies”

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and, at times magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our

Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2012, we purchased put options and wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2012. In prior years, we have sold covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2012. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of September 30, 2013, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 56% of our net asset value as of September 30, 2013). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of September 30, 2013, our Leverage Instruments represented approximately 27% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of September 30, 2013, we had $1,175 million of Senior Notes outstanding, and had $22 million borrowed under our revolving credit facility. As of September 30, 2013, we had outstanding 4,160,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Shares ($104 million aggregate liquidation preference), 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference), 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference), 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference), 5,000,000 shares of Series F MRP Shares ($125 million aggregate liquidation preference) and 2,000,000 Series G MRP Shares ($50 million aggregate liquidation preference). Our revolving credit facility has a term of three years and matures on March 4, 2016. Our Senior Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2014 to 2025. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Our Series N, P and U Notes pay interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we may manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Deferred Tax Risks.    As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

Deferred Tax Risks of Investing in our Securities.    A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Mandatory Redeemable Preferred Shares Accounting Designation Risk

We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we are required to classify those outstanding preferred shares as debt securities on our financial statements.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” In addition to closed-end investment companies, KAFA also manages two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, and two accounts owned by insurance companies which together had approximately $2.4 billion in combined total assets as of September 30, 2013, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership.

As of September 30, 2013, we believe that MarkWest Energy Partners, L.P. and PVR Partners, L.P. met the criteria described above and are therefore considered our affiliates.

As of September 30, 2013, we consider Emerge Energy Services LP (“Emerge”) to be an affiliate. This affiliation is a result of (i) the ownership of Emerge units by other affiliated Kayne Anderson funds and (ii) the participation of Kevin S. McCarthy, our Chairman of the Board, President and Chief Executive Officer, as a member of the board of directors of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge.

As of September 30, 2013, we also considered Plains All American Pipeline, L.P. (“PAA”) and Plains All American GP LLC (“Plains GP LLC”), the general partner of PAA, to be affiliates. This affiliation is a result of (i) the ownership of interests in Plains GP LLC by other affiliated Kayne Anderson funds and (ii) the participation of Robert V. Sinnott, the Chief Executive Officer of Kayne Anderson, as a member of the board of directors of PAA.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of MarkWest Energy Partners, L.P., PVR Partners, L.P., PAA GP and PAA may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as prescribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

—	our operating results;

—	our business prospects;

—	our existing investments and our expected investments;

—	our contractual arrangements and relationships with third parties;

—	the dependence of our future success on the general economy and its impact on the industries in which we invest;

—	our ability to source favorable private investments;

—	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

—	our use of financial leverage and expected financings;

—	our tax status;

—	the tax status of the MLPs in which we intend to invest;

—	the adequacy of our cash resources and working capital; and

—	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

USE OF PROCEEDS

We will not receive proceeds from the issuance of the New Notes offered hereby. In consideration for issuing the New Notes in exchange for Old Notes as described in this prospectus, we will receive Old Notes of like principal amount. The Old Notes surrendered in exchange for the New Notes will be retired and canceled and cannot be reissued. Accordingly, the issuance of the New Notes will not result in any increase of our outstanding debt. We will pay all expenses incident to the exchange offer.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

In connection with the sale of the Old Notes, we entered into a registration rights agreement with the initial purchaser of the Old Notes, pursuant to which we agreed to file a registration statement with the SEC relating to the exchange offer within 120 days of the settlement date of the Old Notes. We also agreed to use our reasonable best efforts to cause the registration statement to become effective with the SEC within 180 days of the settlement date of the Old Notes and to commence and use our reasonable best efforts to consummate this exchange offer within 30 days after the registration statement is declared effective. We are making the exchange offer to fulfill our contractual obligations under that agreement. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

The exchange offer is not being made to holders of Old Notes in any jurisdiction where the exchange would not comply with the securities or blue sky laws of such jurisdiction.

Pursuant to the exchange offer, we will issue the New Notes in exchange for Old Notes. The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the New Notes (1) have been registered under the Securities Act and therefore will not be subject to certain restrictions on transfer applicable to the Old Notes and (2) will not have registration rights or provide for any increase in the interest rate related to the obligation to register. See “Description of the New Notes” and “Description of the Old Notes” for more information on the terms of the respective notes and the differences between them.

We are not making the exchange offer to, and will not accept tenders for exchange from, holders of Old Notes in any jurisdiction in which an exchange offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction. Unless the context requires otherwise, the term “holder” means any person in whose name the Old Notes are registered on our books or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Old Notes are held of record by The Depository Trust Company, or DTC, who desires to deliver such Old Notes by book-entry transfer at DTC.

We make no recommendation to the holders of Old Notes as to whether to tender or refrain from tendering all or any portion of their Old Notes pursuant to the exchange offer. In addition, no one has been authorized to make any such recommendation. Holders of Old Notes must make their own decision whether to tender pursuant to the exchange offer and, if so, the aggregate amount of Old Notes to tender after reading this prospectus and the letter of transmittal and consulting with their advisers, if any, based on their own financial position and requirements.

Terms of the Exchange

Upon the terms and conditions described in this prospectus and in the accompanying letter of transmittal, which together constitute the exchange offer, we will accept for exchange Old Notes that are properly tendered at or before the expiration time and not withdrawn as permitted below. As of the date of this prospectus, $175,000,000 aggregate principal amount of Old Notes which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly are outstanding. This prospectus, together with the letter of transmittal, is first being sent on or about the date on the cover page of the prospectus to all holders of Old Notes known to us. Old Notes tendered in the exchange offer must be in denominations of principal amount of $100,000 and any integral multiple of $100,000 in excess thereof.

Our acceptance of the tender of Old Notes by a tendering holder will form a binding agreement between the tendering holder and us upon the terms and subject to the conditions provided in this prospectus and in the accompanying letter of transmittal.

Expiration, Extension and Amendment

The expiration time of the exchange offer is 12:00 midnight, New York City time, on January     , 2014 (the 20th business day following the date of this prospectus). However, we may, in our sole discretion, extend the period of time for which the exchange offer is open and set a later expiration time. The term “expiration time” as used herein means the latest time and date to which we extend the exchange offer. If we decide to extend the exchange offer period, we will then delay acceptance of any Old Notes by giving oral or written notice of an extension to the holders of Old Notes as described below. During any extension period, all Old Notes previously tendered will remain subject to the exchange offer and may be accepted for exchange by us. Any Old Notes not accepted for exchange will be returned to the tendering holder after the expiration or termination of the exchange offer.

Our obligation to accept Old Notes for exchange in the exchange offer is subject to the conditions described below under “—Conditions to the Exchange Offer.” We may decide to waive any of the conditions in our discretion. Furthermore, we reserve the right to amend or terminate the exchange offer, and not to accept for exchange any Old Notes not previously accepted for exchange, upon the occurrence of any of the conditions of the exchange offer specified below under the same heading. We will give oral or written notice of any extension, amendment, non-acceptance or termination to the holders of the Old Notes as promptly as practicable. If we materially change the terms of the exchange offer, we will resolicit tenders of the Old Notes, file a post-effective amendment to the prospectus and provide notice to you. If the change is made less than five business days before the expiration of the exchange offer, we will extend the offer so that the holders have at least five business days to tender or withdraw. We will notify you of any extension by means of a press release or other public announcement no later than 9:00 A.M., New York City time, on the first business day after the previously scheduled expiration time.

Procedures for Tendering

Valid Tender

Except as described below, a tendering holder must, prior to the expiration time, transmit to The Bank of New York Mellon Trust Company, N.A., the exchange agent, at the address listed under the heading “—Exchange Agent”:

—	a properly completed and duly executed letter of transmittal, including all other documents required by the letter of transmittal; or

—	if Old Notes are tendered in accordance with the book-entry procedures listed below, an agent’s message.

In addition, a tendering holder must:

—	deliver certificates, if any, for the Old Notes to the exchange agent at or before the expiration time; or

—

deliver a timely confirmation of book-entry transfer of the Old Notes into the exchange agent’s account at DTC, the book-entry transfer facility, along with the letter of transmittal or an agent’s message; or

—	comply with the guaranteed delivery procedures described below.

The term “agent’s message” means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation that states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that we may enforce the letter of transmittal against this holder.

If the letter of transmittal is signed by a person other than the registered holder of Old Notes, the letter of transmittal must be accompanied by a written instrument of transfer or exchange in satisfactory form duly executed by the registered holder with the signature guaranteed by an eligible institution. The Old Notes must be endorsed or accompanied by appropriate powers of attorney. In either case, the Old Notes must be signed exactly as the name of any registered holder appears on the Old Notes.

If the letter of transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, these persons should so indicate when signing. Unless waived by us, proper evidence satisfactory to us of their authority to so act must be submitted.

By tendering, each holder will represent to us that, among other things, the New Notes are being acquired in the ordinary course of business of the person receiving the New Notes, whether or not that person is the holder, and neither the holder nor the other person has any arrangement or understanding with any person to participate in the distribution of the New Notes. In the case of a holder that is not a broker-dealer, that holder, by tendering, will also represent to us that the holder is not engaged in and does not intend to engage in a distribution of the New Notes.

The method of delivery of Old Notes, letters of transmittal and all other required documents is at your election and risk. If the delivery is by mail, we recommend that you use registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. You should not send letters of transmittal or Old Notes to us.

If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, and wish to tender, you should promptly instruct the registered holder to tender on your behalf. Any registered holder that is a participant in DTC’s book-entry transfer facility system may make book-entry delivery of the Old Notes by causing DTC to transfer the Old Notes into the exchange agent’s account, including by means of DTC’s Automated Tender Offer Program.

Signature Guarantees

Signatures on a letter of transmittal or a notice of withdrawal must be guaranteed, unless the Old Notes surrendered for exchange are tendered:

—	by a registered holder of the Old Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the letter of transmittal, or

—	for the account of an “eligible institution.”

If signatures on a letter of transmittal or a notice of withdrawal are required to be guaranteed, the guarantees must be by an “eligible institution.” An “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the Notes in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Book-Entry Transfer

The exchange agent will make a request to establish an account for the Old Notes at DTC for purposes of the exchange offer within two business days after the date of this prospectus. Any financial institution that is a participant in DTC’s systems must make book-entry delivery of Old Notes by causing DTC to transfer those Old Notes into the exchange agent’s account at DTC in accordance with DTC’s procedure for transfer. The participant should transmit its acceptance to DTC at or prior to the expiration time or comply with the guaranteed delivery procedures described below. DTC will verify this acceptance, execute a book-entry transfer of the tendered Old Notes into the exchange agent’s account at DTC and then send to the exchange agent confirmation of this book-entry transfer. The confirmation of this book-entry transfer will include an agent’s message confirming that DTC has received an express acknowledgment from this participant that this participant has received and agrees to be bound by the letter of transmittal and that we may enforce the letter of transmittal against this participant.

Delivery of New Notes issued in the exchange offer may be effected through book-entry transfer at DTC. However, the letter of transmittal or facsimile of it or an agent’s message, with any required signature guarantees and any other required documents, must:

—	be transmitted to and received by the exchange agent at the address listed under “—Exchange Agent” at or prior to the expiration time; or

—	comply with the guaranteed delivery procedures described below.

Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the exchange agent.

Guaranteed Delivery

If a registered holder of Old Notes desires to tender the Old Notes, and the Old Notes are not immediately available, or time will not permit the holder’s Old Notes or other required documents to reach the exchange agent before the expiration time, or the procedure for book-entry transfer described above cannot be completed on a timely basis, a tender may nonetheless be made if:

—	the tender is made through an eligible institution;

—

prior to the expiration time, the exchange agent received from an eligible institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by us, by facsimile transmission, mail or hand delivery;

1.	stating the name and address of the holder of Old Notes and the amount of Old Notes tendered,

2.	stating that the tender is being made, and

3.	guaranteeing that within three NYSE trading days after the expiration time, the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and a properly completed and duly executed letter of transmittal, or an agent’s message, and any other documents required by the letter of transmittal will be deposited by the eligible institution with the exchange agent; and

—

the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and a properly completed and duly executed letter of transmittal, or an agent’s message, and all other documents required by the letter of transmittal, are received by the exchange agent within three NYSE trading days after the expiration time.

Determination of Validity

We will determine in our sole discretion all questions as to the validity, form and eligibility of Old Notes tendered for exchange. This discretion extends to the determination of all questions concerning the timing of receipts and acceptance of tenders. These determinations will be final and binding. We reserve the right to reject any particular Old Note not properly tendered or of which our acceptance might, in our judgment or our counsel’s judgment, be unlawful. We also reserve the right to waive any defects or irregularities or conditions of the exchange offer as to any particular Old Note either before or after the expiration time, including the right to waive the ineligibility of any tendering holder. Our interpretation of the terms and conditions of the exchange offer as to any particular Old Note either before or after the expiration time, including the letter of transmittal and the instructions to the letter of transmittal, shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within the time we determine.

Neither we nor the exchange agent (or any other person) will be under any duty to give notification of any defect or irregularity in any tender of Old Notes. Moreover, neither we nor the exchange agent (or any other person) will incur any liability for failing to give notification of any defect or irregularity.

Other Rights

While we have no present plan to acquire any Old Notes that are not tendered or not eligible for tender in the exchange offer or to file a registration statement to permit resales of any Old Notes that are not tendered in the exchange offer or not eligible for tender in the exchange offer, we reserve the right in our sole discretion to purchase or make offers for any Old Notes that remain outstanding after the expiration time. We also reserve the right to terminate the exchange offer, as described below under “—Conditions of the Exchange Offer,” and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any of those purchases or offers could differ from the terms of the exchange offer.

Acceptance of Old Notes for Exchange; Issuance of New Notes

Upon the terms and subject to the conditions of the exchange offer, we will accept, promptly after the expiration time, all Old Notes properly tendered. We will issue the New Notes promptly after acceptance of the Old Notes. For purposes of the exchange offer, we will be deemed to have accepted properly tendered Old Notes for exchange when, as and if we have given oral or written notice to the exchange agent, with prompt written confirmation of any oral notice.

In all cases, issuance of New Notes for Old Notes will be made only after timely receipt by the exchange agent of:

—	certificates for the Old Notes, or a timely book-entry confirmation of the Old Notes, into the exchange agent’s account at the book-entry transfer facility;

—	a properly completed and duly executed letter of transmittal or an agent’s message; and

—	all other required documents.

Unaccepted or non-exchanged Old Notes will be returned without expense to the tendering holder of the Old Notes. In the case of Old Notes tendered by book-entry transfer in accordance with the book-entry procedures described above, the non-exchanged Old Notes will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the exchange offer. For each Old Note accepted for exchange, the holder of the Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note.

Interest Payments on the New Notes

The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

Appraisal Rights

Holders of Old Notes will not have dissenter’s rights or appraisal rights in connection with the exchange offer.

Withdrawal Rights

Tenders of Old Notes may be withdrawn at any time before the expiration time.

For a withdrawal to be effective, the exchange agent must receive a written notice of withdrawal at the address or, in the case of eligible institutions, at the facsimile number, indicated under “—Exchange Agent” before the expiration time. Any notice of withdrawal must:

—	specify the name of the person, referred to as the depositor, having tendered the Old Notes to be withdrawn;

—	identify the Old Notes to be withdrawn, including the certificate number or numbers and principal amount of the Old Notes;

—	contain a statement that the holder is withdrawing its election to have the Old Notes exchanged;

—

be signed by the holder in the same manner as the original signature on the letter of transmittal by which the Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of the Old Notes in the name of the person withdrawing the tender; and

—	specify the name in which the Old Notes are registered, if different from that of the depositor.

If certificates for Old Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of these certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and signed notice of withdrawal with signatures guaranteed by an eligible institution, unless this holder is an eligible institution. If Old Notes have been tendered in accordance with the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes.

Any Old Notes properly withdrawn will be deemed not to have been validly tendered for exchange. New Notes will not be issued in exchange unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered by following the procedures described under “—Procedures for Tendering” above at any time at or before the expiration time.

We will determine all questions as to the validity, form and eligibility, including time of receipt of notices of withdrawal.

Conditions to the Exchange Offer

Notwithstanding any other provisions of the exchange offer, or any extension of the exchange offer, we will not be required to accept for exchange, or to exchange, any Old Notes for any New Notes, and, as described below, may terminate the exchange offer, whether or not any Old Notes have been accepted for exchange, or may waive any conditions to or amend the exchange offer, if any of the following conditions has occurred or exists:

—

there shall occur a change in the current interpretation by the staff of the SEC that permits the New Notes issued pursuant to the exchange offer in exchange for Old Notes to be offered for resale, resold and otherwise transferred by the holders (other than broker-dealers and any holder that is an affiliate) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes;

—

any action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the exchange offer that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—	any law, statute, rule or regulation shall have been adopted or enacted that, in our judgment would reasonably be expected to impair our ability to proceed with the exchange offer;

—

a banking moratorium shall have been declared by United States federal or New York State authorities that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—

trading on the NYSE or generally in the United States over-the-counter market shall have been suspended by order of the SEC or any other governmental authority that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—

an attack on the United States, an outbreak or escalation of hostilities or acts of terrorism involving the United States, or any declaration by the United States of a national emergency or war shall have occurred;

—

a stop order shall have been issued by the SEC or any state securities authority suspending the effectiveness of the registration statement of which this prospectus is a part or proceedings shall have been initiated or, to our knowledge, threatened for that purpose or any governmental approval has not been obtained, which approval we shall, in our sole discretion, deem necessary for the consummation of the exchange offer; or

—

any change, or any development involving a prospective change, in our business or financial affairs or any of our subsidiaries has occurred that is or may be adverse to us or we shall have become aware of facts that have or may have an adverse impact on the value of the Old Notes or New Notes, which in our sole judgment in any case makes it inadvisable to proceed with the exchange offer and/or with the acceptance for exchange or with the exchange.

The conditions listed above are for our sole benefit and may be asserted by us regardless of the circumstances giving rise to any of these conditions. If we determine in our sole discretion that any of the foregoing events or conditions has occurred or exists, we may, subject to applicable law, terminate the exchange offer, whether or not any Old Notes have been accepted for exchange, or may waive any such condition or otherwise amend the terms of the exchange offer in any respect. See “—Expiration, Extension and Amendment” above.

Resales of New Notes

Based on interpretations by the staff of the SEC, as described in no-action letters issued to third parties, we believe that New Notes issued in the exchange offer in exchange for Old Notes may be offered for resale, resold or otherwise transferred by holders of the Old Notes without compliance with the registration and prospectus delivery provisions of the Securities Act, if:

—	the New Notes are acquired in the ordinary course of the holders’ business;

—	the holders have no arrangement or understanding with any person to participate in the distribution of the New Notes; and

—	the holders are not “affiliates” of ours within the meaning of Rule 405 under the Securities Act.

However, the SEC has not considered the exchange offer described in this prospectus in the context of a no-action letter. We cannot assure you that the staff of the SEC would make a similar determination with respect to the exchange offer as in the other circumstances. Each holder who wishes to exchange Old Notes for New Notes will be required to represent that it meets the above three requirements.

Any holder who is an affiliate of ours or who intends to participate in the exchange offer for the purpose of distributing New Notes or any broker-dealer who purchased Old Notes directly from us to resell pursuant to Rule 144A or any other available exemption under the Securities Act:

—	may not rely on the applicable interpretations of the staff of the SEC mentioned above;

—	will not be permitted or entitled to tender the Old Notes in the exchange offer; and

—	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

Each broker-dealer that receives New Notes for its own account in exchange for Old Notes where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of the New Notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. See “Plan of Distribution.”

In addition, to comply with state securities laws, the New Notes may not be offered or sold in any state unless they have been registered or qualified for sale in such state or an exemption from registration or qualification, with which there has been compliance, is available. The offer and sale of the New Notes to “qualified institutional buyers,” as defined under Rule 144A of the Securities Act, is generally exempt from registration or qualification under the state securities laws. We currently do not intend to register or qualify the sale of New Notes in any state where an exemption from registration or qualification is required and not available.

Exchange Agent

The Bank of New York Mellon Trust Company, N.A. has been appointed as the exchange agent for the exchange offer. All executed letters of transmittal and any other required documents should be directed to the exchange agent at the address or facsimile number set forth below. Questions and requests for assistance with respect to the procedures for tendering Old Notes, requests for additional copies of this prospectus or of the letter of transmittal, and requests for notices of guaranteed delivery should be directed to the exchange agent addressed as follows:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. AS EXCHANGE AGENT

By Facsimile for Eligible institutions: (732) 667-9408 Attention: Adam DeCapio Confirm by Telephone: (315) 414-3360

By Mail/Overnight Courier/Hand:

c/o The Bank of New York Mellon

Trust Company, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attention: Adam DeCapio

Delivery of the letter of transmittal to an address other than as set forth above or transmission of such letter of transmittal via facsimile other than as set forth above does not constitute a valid delivery of the letter of transmittal.

Fees and Expenses

We have agreed to pay the exchange agent reasonable and customary fees for its services and will reimburse it for its reasonable out of pocket expenses in connection with the exchange offer. We will also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out of pocket expenses incurred by them in forwarding copies of this prospectus and related documents to the beneficial owners of Old Notes, and in handling or tendering for their customers. We will not make any payment to brokers, dealers or others soliciting acceptances of the exchange offer. We anticipate that we will incur approximately $17,500 in fees and expenses in the exchange offer.

Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes on the exchange. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Accounting Treatment

We will record the New Notes at the same carrying value as the Old Notes, as reflected in our accounting records on the date of the exchange. Accordingly, we will not recognize any gain or loss for accounting purposes.

Consequences of Exchanging or Failing to Exchange the Old Notes

Holders of Old Notes who do not exchange their Old Notes for New Notes under this exchange offer will remain subject to the restrictions on transfer of such Old Notes as set forth in the legend printed on the Old Notes as a consequence of the issuance of the Old Notes pursuant to exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may not offer or sell the Old Notes unless they are registered under the Securities Act, or if the offer or sale is exempt from registration under the Securities Act and applicable state securities laws. Except as required by the registration rights agreement, we do not intend to register resales of the original notes under the Securities Act.

Under existing interpretations of the Securities Act by the SEC’s staff contained in several no-action letters to third parties, and subject to the immediately following sentence, we believe that the exchange notes would generally be freely transferable by holders after the exchange offer without further registration under the Securities Act, subject to certain representations required to be made by each holder of exchange notes, as set forth below. However, any purchaser of exchange notes who is one of our “affiliates” (as defined in Rule 405 under the Securities Act) or who intends to participate in the exchange offer for the purpose of distributing the exchange notes:

—	will not be able to rely on the interpretation of the SEC’s staff;

—	will not be able to tender its Old Notes in the exchange offer; and

—

must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Notes unless such sale or transfer is made pursuant to an exemption from such requirements. See “Plan of Distribution.”

We do not intend to seek our own interpretation regarding the exchange offer and there can be no assurances that the SEC’s staff would make a similar determination with respect to the New Notes as it has in other interpretations to other parties, although we have no reason to believe otherwise.

Registration Rights Agreement

The following description is a summary of the material provisions of the registration rights agreement. It does not restate that agreement in its entirety. We urge you to read the registration rights agreement in its entirety because it, and not this description, defines your registration rights as holders of the Old Notes. A copy of the registration rights agreement is being filed with the SEC as an exhibit to this Registration Statement on Form N-14 and is available upon request. See “Where You Can Find More Information.”

On August 22, 2013, we and the initial purchaser of the Old Notes entered into a registration rights agreement. Pursuant to the registration rights agreement, we agreed to conduct a registered exchange offer (the “Registered Exchange Offer”), whereby holders of the Old Notes could exchange their Old Notes for a like aggregate principal amount of substantially identical New Notes. We agreed to file with the SEC a registration statement (the “Exchange Offer Registration Statement”), with respect to the New Notes. Upon the effectiveness of this Exchange Offer Registration Statement, we will offer to the holders of the Old Notes pursuant to the Registered Exchange Offer who are able to make certain representations the opportunity to exchange their Old Notes for New Notes.

If, with respect to the Registered Exchange Offer, either: (1) we are not permitted to file the Exchange Offer Registration Statement; (2) we determine, upon advice of our outside counsel, that it is not reasonably practical, to effect the Registered Exchange Offer, including scenarios that the Company could incur special interest; (3) for any other reason the Exchange Offer Registration Statement is not declared effective within 180 days from the final settlement date of the Old Notes or the Registered Exchange Offer is not consummated within 30 days from the date the Exchange Offer Registration Statement is declared effective; (4) the initial purchaser of the Old Notes determines upon advice of its counsel that a shelf registration statement must be filed in connection with any public offering or sale of Old Notes that are not eligible to be exchanged for New Notes in the Registered Exchange Offer and that are held by them following consummation of the Registered Exchange Offer; or (5) any holder of Old Notes (other than the initial purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Notes in the Registered Exchange Offer other than by reason of such holder of Old Notes being an affiliate of the Company (it being understood that the requirement that a participating broker-dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Notes shall not result in such New Securities being not “freely tradeable”), then we will file with the SEC a shelf registration statement (the “Shelf Registration Statement”); provided, however, that we have the right to defer the filing of the Shelf Registration Statement (or suspend sales under the Shelf Registration Statement or defer the updating of the Shelf Registration Statement and suspend sales thereunder) for a period of not more than sixty (60) consecutive days (and, in the aggregate, not more than ninety (90) days) per any one year period, if we determine that it would be materially detrimental to the Company to file such Shelf Registration Statement or continue sales under such Shelf Registration Statement and conclude, as a result, that it is in the Company’s best interests and the best interests of its stockholders to defer the filing of such registration statement or suspend such sales under such Shelf Registration Statement at such time.

We agreed to file an Exchange Offer Registration Statement with the SEC within 120 days of the settlement date of the Old Notes and use our reasonable best efforts to have the Exchange Offer Registration Statement declared effective by the SEC on or prior to 180 days after the settlement date of the Old Notes; provided, however, that we have the right to defer the filing of the Exchange Offer Registration Statement (or suspend sales under the Exchange Offer Registration Statement or defer the updating of the Exchange Offer Registration Statement and suspend sales thereunder) for a period of not more than sixty (60) consecutive days (and, in the aggregate, not more than ninety (90) days) per any one calendar year period, if we determine that it would be materially detrimental to the Company to file such Exchange Offer Registration Statement or continue sales under such Exchange Offer Registration Statement and we conclude, as a result, that it is in the Company’s best interests and the best interests of its stockholders to defer the filing of such Exchange Offer Registration Statement or suspend such sales at such time. Unless the exchange offer would not be permitted by applicable law or SEC regulations or interpretations, we will commence and use our commercially reasonable best efforts to consummate the exchange offer within 30 days from the date the Exchange Offer Registration Statement is declared effective. If obligated to file the Shelf Registration Statement, we will file the Shelf Registration Statement with the SEC on or prior to 90 days after such filing obligation arises.

We will pay additional interest to each holder of the Notes if: (1) we fail to consummate the exchange offer within 240 days of the settlement date of the Old Notes; or (2) after the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such registration statement thereafter ceases to be effective or usable or becomes effective but thereafter ceases to be effective or usable in connection with resales of Notes in accordance with and during the periods specified in such agreement(each such event referred to in clauses (1) and (2) above, a “Registration Default”).

Under the Registration Rights Agreement, we have agreed that, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective by the SEC, we will make this Prospectus, as it may be supplemented from time to time, available to such broker-dealers in connection with resales of New Notes received in exchanged for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. See “Plan of Distribution.” We also have agreed under the Registration Rights Agreement to file a shelf registration statement within 90-days after a determination is made by the appropriate parties under the Registration Rights Agreement that a shelf registration statement must be filed in connection with the public resale offering and sales of Old Notes. In such case, our obligation shall be to (i) file and cause to be declared effective under the Securities Act a shelf registration statement covering the resale of the Old Notes and use our commercially reasonable efforts to keep such shelf registration statement effective until the earliest of (A) the date on which all such Old Notes are disposed of in accordance with the shelf registration statement, (B) the date on which such Old Notes become eligible for resale without restrictions pursuant to Rule 144, and (C) August 22, 2014.

With respect to the first 90-day period immediately following the occurrence of the first Registration Default, additional interest will be paid in an amount equal to 0.25% per annum of the principal amount of the applicable Notes. The amount of the additional interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 0.50% per annum of the principal amount of the applicable Notes.

All accrued additional interest will be paid by us on the next scheduled interest payment date to DTC or its nominee by wire transfer of immediately available funds or by federal funds check and to holders of definitive original notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of additional interest will cease.

Holders of the Old Notes will be required to make certain representations to us in order to participate in the exchange offer and will be required to deliver certain information to be used in connection with the Shelf Registration Statement in order to have their Old Notes included in the Shelf Registration Statement and benefit from the provisions regarding additional interest set forth above. By including the Notes in the Shelf Registration Statement, a holder will be deemed to have agreed to indemnify us against certain losses arising out of information furnished by such holder in writing for inclusion in any Shelf Registration Statement. Holders of Notes will also be required to suspend their use of the prospectus included in the Shelf Registration Statement under certain circumstances upon receipt of written notice to that effect from us.

DESCRIPTION OF THE NEW NOTES

The following is a description of the terms of the New Notes offered pursuant to the exchange offer. The following description is qualified in its entirety by reference to the provisions of the original indenture dated as of August 22, 2013, between us and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as Trustee thereunder, which we refer to as the “Senior Indenture,” and to the provisions of the (i) First Supplemental Indenture of Trust dated August 22, 2013 with respect to Old Notes issued on the final settlement date, August 22, 2013 (the “Supplemental Indenture”), and (ii) the Supplemental Indenture and the officers’ certificate dated as of August 22, 2013 (the “Officers’ Certificate,” and together with the Supplemental Indenture and the Senior Indenture, the “Indenture”) between us and the Trustee. The New Notes will be issued by us pursuant to the terms of the Indenture.

Capitalized terms not defined in this Description of New Notes have the meanings assigned to such terms in the Indenture. The New Notes and the Old Notes are collectively referred to in this Description of the New Notes as the “Notes.” Unless the context requires otherwise, the term “interest” includes additional interest, if any, due under the registration rights agreement.

General

We will issue the New Notes as additional notes under the Indenture. Except as described below, the terms of the New Notes will include those terms stated in the Indenture and those terms made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The New Notes are subject to all such terms, and you should refer to the Indenture and the TIA for a statement thereof. The following summary of the material provisions of the Indenture is not complete and is qualified in its entirety by reference to the Indenture, including the definitions therein of terms used below.

The Indenture does not limit the aggregate principal amount of debt securities, including notes, that we may issue under it. The debt securities may be issued from time to time in one or more series. We may, from time to time, without notice to or seeking the consent of the holders of the New Notes, issue an unlimited principal amount of additional notes having identical terms and conditions of the New Notes, except for the offering price and issue date (the “additional notes”). Any such additional notes will be part of the same issue as the New Notes that we are currently offering, provided that such additional notes shall be fungible with the New Notes offered by this prospectus for U.S. federal income tax purposes.

We will issue the New Notes in minimum denominations of $100,000 and in integral multiples of $100,000 as described herein under “—Book Entry System.” Each New Note will be represented by one or more global permanent global note in fully registered book-entry form deposited with the Trustee as custodian for, and registered in the name of, a nominee of the Depository Trust Company, or DTC. You will hold a beneficial interest in one or more of the New Notes through DTC, and DTC and its direct and indirect participants will record your beneficial interest in their books. Except under limited circumstances, we will not issue certificated New Notes. The paying agent, registrar and transfer agent for the New Notes will be the corporate trust department of the Trustee in New York, New York. Payment of principal will be made at maturity, together with any accrued interest thereon, in immediately payable funds against surrender to the trustee.

Principal and Maturity

The Old Notes were originally offered in, and the New Notes will be limited initially to, the aggregate principal amount of $175,000,000. The New Notes will mature on August 19, 2016.

Rankings

The New Notes rank senior to our common and preferred stock, and on a parity with any other series of senior notes, as to the payment of interest and distribution of assets upon liquidation. Pursuant to the indenture governing the New Notes, we may only issue one class of senior securities representing indebtedness, except that we may have secured debt outstanding in the amount of up to 5% of our total assets if such debt is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed). The New Notes are unsecured obligations and, upon our liquidation, dissolution or winding, will rank: (1) senior to our outstanding common stock and any preferred stock; (2) at least equally and ratably (pari passu) in point of priority and security with our senior unsecured and unsubordinated debt, including our unsecured revolving credit facility; and (3) junior to any of our secured creditors, if any.

Interest Payments on the New Notes

The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged at a floating rate equal to the Adjusted LIBOR Rate from time to time, payable quarterly on the 19th day of each of March, June, September and December in each year and at maturity (each such date being referred to as a “Floating Rate Interest Payment Date” provided, that if any such date shall not be a Business Day, such Floating Rate Interest Payment Date shall be postponed to be the next Business Day) and to bear interest on overdue principal (including any overdue required or optional prepayment of principal), LIBOR Breakage Amount, if any, and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

The Adjusted LIBOR Rate for the New Notes shall be determined by the Calculation Agent, and notice thereof shall be given by the Calculation Agent to the Company and the holders of such New Notes, together with such information as the Floating Rate Required Holders may reasonably request for verification on the second London Business Day preceding each Floating Rate Interest Period (which, in the case of the first Floating Rate Interest Period, shall be the third Business Day prior to the Closing). The Calculation Agent’s determination of the Adjusted LIBOR Rate shall be conclusive, absent manifest error.

The amount of interest payable for any Floating Rate Interest Period will be computed on the basis of the actual number of days elapsed over a 360-day year. If any interest payment date would otherwise be a day that is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no additional interest shall accrue as a result of such delayed payment. We do not plan to establish any reserves for the payment of interest.

Notwithstanding any other provision of the New Notes, in addition to all other amounts due and payable under the New Notes, the interest rate applicable to each New Note (including any Default Rate applicable thereto) shall be increased by an amount of 1.00% per annum during any Adjustment Period.

The New Notes will not have the benefit of a sinking fund — that is, we will not deposit money on a regular basis into any separate custodial account to repay the New Notes.

Certain Definitions

The following definitions apply to the New Notes.

“Adjusted LIBOR Rate” shall mean, for any Floating Rate Interest Period, LIBOR for such Floating Rate Interest Period plus 1.25% (125 basis points).

“Adjustment Period” means, with respect to any calculation of the applicable interest rate in respect of the New Notes, any period of time during which any such New Notes have a current rating of less than “A-” by Fitch or less than its equivalent by any other NRSRO.

“Agency Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Rating Agency Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Agency Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Agency Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Basic Maintenance Test” as of any Valuation Date is the requirement to maintain Eligible Assets with an aggregate Agency Discounted Value equal to at least the basic maintenance amount required by each Rating Agency under its respective Rating Agency Guidelines, separately determined.

“Business Day” means a day, other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or the city in which the designated office of the Trustee is located, at which at any particular time its corporate trust business shall be administered, which at the date hereof is Houston, Texas, are required or authorized to be closed.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by us, acting as calculation agent.

“Fitch” means Fitch Ratings, Inc. and its successors at law.

“Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Eligible Asset” means assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings then assigned on the Senior Securities.

“Floating Rate Interest Payment Date” means the 19th day of each March, June, September and December in each year (such period having commenced on September 19, 2013) and at maturity provided, that if any such date shall not be a Business Day, such Floating Rate Interest Payment Date shall be postponed to the next Business Day.

“Floating Rate Interest Period” shall mean each period commencing on the date of the Closing and, thereafter, commencing on a Floating Rate Interest Payment Date and continuing up to, but not including, the next Floating Rate Interest Payment Date.

“Floating Rate Prepayment Amount” means with respect to any optional prepayment or in connection with any acceleration with respect to the New Notes, an amount equal to 2.00% of the principal amount so prepaid, and with respect to any prepayment during the Extended 10-Day Period, an amount equal to 1.00% of the principal amount so prepaid.

“Floating Rate Required Holders” means, at any time, the holders of more than 50% in principal amount of the New Notes at the time outstanding (exclusive of New Notes then owned by the Company or any of its Affiliates).

“LIBOR” shall mean, for any Floating Rate Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a three month period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two (2) London Business Days before the commencement of such Floating Rate Interest Period (or three (3) London Business Days prior to the beginning of the first Floating Rate Interest Period). “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Bankers’ Association Interest Settlement Rates for U.S. Dollar deposits).

“LIBOR Breakage Amount” means any loss, cost or expense actually incurred by any holder of a New Note as a result of any payment or prepayment of any New Note on a day other than a regularly scheduled Floating Rate Interest Payment Date or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Promptly after the determination thereof, the issuer shall give the Trustee and the Paying Agent notice of the LIBOR Breakage Amount for such prepayment date and the Trustee and the Paying Agent shall be entitled to conclusively rely (without any requirement for independent investigation) on such notice as to the amount of such LIBOR Breakage Amount.

“London Business Day” means a day that is a Business Day and a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

“Market Value” means the market value of an asset of the Company determined as follows: Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. When price quotations are not available, fair market value will be based on prices of comparable securities. For securities that are privately issued or illiquid, as well as any other portfolio security held by the Company for which, in the judgment of the Company’s investment adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of that investment adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date under procedures adopted by the Board of Directors of the Company.

“Other Rating Agency” means each NRSRO, if any, other than Fitch then providing a rating for the Senior Securities.

“Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Eligible Assets” means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Senior Securities.

“Rating Agency” means each of Fitch (if Fitch is then rating Senior Securities) and any Other Rating Agency (if any Other Rating Agency is then rating Senior Securities).

“Rating Agency Discount Factor” means the Fitch Discount Factor (if Fitch is then rating Senior Securities) or an Other Rating Agency Discount Factor (if any Other Rating Agency is then rating Senior Securities), whichever is applicable.

“Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating Senior Securities) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating Senior Securities).

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

“Senior Securities” means indebtedness for borrowed money of the Company including, without limitation, the New Notes, bank borrowings and (without duplication) indebtedness of the Company within the meaning of Section 18 of the 1940 Act.

“Valuation Date” means every Friday, or, if such day is not a business day, the next preceding business day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which New Notes initially are issued.

“1940 Act Asset Coverage” means asset coverage required by the 1940 Act Senior Notes Asset Coverage and by the 1940 Act Total Leverage Asset Coverage.

“1940 Act Senior Notes Asset Coverage” means asset coverage as defined by Section 18(h) of the 1940 Act of at least 300% with respect to Senior Securities, determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“1940 Act Total Leverage Asset Coverage” means, asset coverage as defined by Section 18(h) of the 1940 Act as in effect on the date of this Agreement of at least 200% with respect to Senior Securities and Preferred Stock, determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

Prepayments

Optional Prepayments of the New Notes

The Company may, at its option, and only to the extent prepayment of the New Notes (specifically including the applicable Floating Rate Prepayment Amount, the LIBOR Breakage Amount and the accrued interest on the New Notes) is permitted under the 1940 Act and Maryland law, upon notice as provided below, prepay at any time all, or from time to time any part of, the New Notes, in an amount not less than 5% of the aggregate principal amount of the New Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the Floating Rate Prepayment Amount, and the LIBOR Breakage Amount determined for the prepayment date with respect to such principal amount. The Company, through the Trustee, will provide written notice to each Holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each New Note to be prepaid, and the interest to be paid on the prepayment date.

Prepayments of New Notes 90 days Prior to Maturity at Par

Notwithstanding anything contained herein to the contrary, so long as no default or event of default exists, the Company may, at its option, upon notice as provided below prepay all of the New Notes on or after the date which is 90 days prior to maturity of such New Notes at 100% of the principal amount of such New Notes, together with interest on such New Notes accrued to the date of prepayment. Such prepayment will not include any Floating Rate Prepayment Amount or LIBOR Breakage Amount. The Company, through the Trustee, will provide written notice to each Holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each New Note to be prepaid on such date and the interest to be paid on the prepayment date.

Special Optional Prepayment during Extended 10-Day Period

The Company may, upon notice as required below, prepay all or any part of the New Notes to cure certain events of default regarding the minimum coverage ratios under the Indenture at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the Floating Rate Prepayment Amount and any LIBOR Breakage Amount determined for such prepayment date with respect to the principal amount. The Company will give each Holder written notice, through the Trustee, of each such prepayment prior to the end of the 30-Day period following the occurrence of such event of default. Such notice shall not be less than 7 days prior to the date fixed for such prepayment and shall specify such date (which shall be a Business Day) prior to the end of the extended 10-day period, the aggregate principal amount of New Notes to be prepaid, the principal amount of New Notes held by such holder to be prepaid, and the interest, Floating Rate Prepayment Amount and any LIBOR Breakage Amount to be prepaid. In the event the Company makes any partial prepayment of New Notes and any other senior securities representing indebtedness to cure any default during such extended 10-day period, the principal amount of New Notes and any other senior securities representing indebtedness to be prepaid shall be allocated by the Company among all of the New Notes, and other senior securities representing indebtedness at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided, however, that the amount of New Notes and the other Senior Securities to be repaid during such extended 10-day period shall at no time exceed an amount necessary for the Company to be in pro forma compliance with the covenants under “Selected Indenture Covenants — Affirmative Covenants — Asset Covenants” after giving effect to such repayment.

Allocation of Partial Prepayments

In the case of each partial prepayment of the New Notes, the principal amount of the New Notes to be prepaid shall be allocated among all of the New Notes then being prepaid at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, subject to certain adjustments as set forth in the Indenture.

Maturity; Surrender, Status, Etc.

In the case of each prepayment of New Notes, the principal amount of each New Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and any applicable Floating Rate Prepayment Amount and any LIBOR Breakage Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and any applicable Floating Rate Prepayment Amount and any LIBOR Breakage Amount, interest on such principal amount shall cease to accrue. Any New Note paid or prepaid in full shall be surrendered to the Trustee and cancelled and shall not be reissued, and no New Note shall be issued in lieu of any prepaid principal amount of any New Note.

Payments on the New Notes; Paying Agent and Registrar

We will pay amounts of principal, premium and interest on any New Note in global form registered in the name of or held by The Depository Trust Company (the “Depository”) or its nominee in immediately available funds to the Depository or its nominee, as the case may be, as the registered holder of such global note.

Transfer and Exchange

A holder of New Notes may transfer or exchange New Notes at the office of the registrar in accordance with the Indenture. The registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the Trustee or the registrar for any registration of transfer or exchange of New Notes, but we may require a Holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law. We are not required to transfer or exchange any New Note selected for redemption. Also, we are not required to transfer or exchange any New Note for a period of 15 days before a mailing of notice of redemption.

The registered Holder of a New Note will be treated as the owner of it for all purposes.

Selected Indenture Covenants

Under the Indenture, we have agreed to the following covenants so long as any of the New Notes are outstanding:

Affirmative Covenants

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Compliance with Law. We will comply with all laws, ordinances or governmental rules or regulations to which we are subject, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of our properties or to the conduct of our business in each case to the extent necessary to ensure that non-compliance would not reasonably be expected, individually or in the aggregate, to have a material adverse effect. Without limiting the foregoing, we will remain in material compliance, at all times with the 1940 Act, including, but not limited to, all leverage provisions specified in the 1940 Act;

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Insurance. We will maintain, with financially sound and reputable insurers, insurance with respect to our properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated;

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Maintenance of Properties. We will maintain and keep our properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this will not prevent us from discontinuing the operation and the maintenance of any of our properties if such discontinuance is desirable in the conduct of our business and we have concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on us;

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Payment of Taxes. We will file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by us, to the extent the same have become due and payable and before becoming delinquent, provided that we need not pay any such tax, assessment, charge or levy if (i) we contest the amount, applicability or validity thereof on a timely basis in good faith and in appropriate proceedings, and we have established adequate reserves therefor in accordance with GAAP on our books or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a material adverse effect on us;

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Corporate Existence. Subject to merger or consolidation as described under “Merger, Consolidation, etc.” below, we will at all times preserve and keep in full force and effect our corporate existence and at all times preserve and keep in full force and effect all of our rights and franchises, unless, in our good faith judgment, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a material adverse effect on us;

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Books and Records. We will maintain proper books of record and account in conformity with GAAP and all applicable requirements of any governmental authority having legal or regulatory jurisdiction over us, as the case may be;

—	Asset Coverage. We will maintain, as of the last day of each month, the 1940 Act Asset Coverage. We will maintain as of each Valuation Date, the Basic Maintenance Test;

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Current Rating on the New Notes. We will at all times maintain a current rating given by a Rating Agency of at least investment grade with respect to the New Notes and shall not at any time have any rating given by a Rating Agency of less than investment grade with respect to the New Notes. Without limiting the provisions of preceding sentence, in addition to all other amounts due and payable hereunder and under the New Notes, the interest rate applicable to the New Notes (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any period of time during which the New Notes have a current rating of less than “A-” by Fitch or has a current rating less than that equivalent by any other Rating Agency;

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Most Favored Status. In the event that we, at any time after the date of the Supplemental Indenture with respect to the New Notes enter into, assume or otherwise become bound by or obligated under any agreement creating or evidencing indebtedness of us in excess of $10,000,000 in principal amount (other than the indebtedness permitted by the Negative Covenant relating to secured debt discussed below) containing one or more additional covenants, the terms of the Indenture will, without any further action on our part or any of the Holders, be deemed to be amended automatically to include each additional covenant contained in such agreement. We further covenant to promptly execute and deliver at our expense (including, without limitation, the fees and expenses of counsel for the Holders) an amendment to the Indenture in form and substance satisfactory to a majority of Holders of the New Notes evidencing the amendment of the Indenture to include such additional covenants, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for here, but will merely be for the convenience of the parties thereto;

Notwithstanding the foregoing, (A) if any additional covenant that has been incorporated into the Indenture is subsequently amended or modified in such other agreement, such additional covenant, as amended or modified, shall be deemed incorporated by reference into the Indenture and replace such additional covenant as originally incorporated, mutatis mutandi, as if set forth fully in the Indenture, effective beginning on the date on which such amendment or modification is effective under such other agreement and (B) if any additional covenant that has been incorporated into the Indenture is subsequently removed or terminated from such other agreement or the Company is otherwise no longer required to comply therewith under such other agreement, the Company, beginning on the effective date such additional covenant is removed or terminated from such other agreement or the Company is otherwise no longer required to comply with such additional covenant, shall no longer be or remain obligated to comply with such additional covenant.

Notwithstanding anything herein to the contrary, no additional covenants or any amendment or modification thereof which affects the Trustee’s own rights, duties or immunities under the Indenture may be incorporated into the Supplemental Indenture without its consent thereto.

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Ranking of Obligations. Our payment obligations under the Indenture and the New Notes will at all times rank pari passu, without preference or priority, with all of our existing and future unsecured and unsubordinated indebtedness and senior to any mandatory redeemable preferred stock issued by us;

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Maintenance of Status. We will remain at all times a non-diversified, closed-end management investment company for the purposes of the 1940 Act and continue to engage in business of the same general type as we now conduct.

Negative Covenants

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Transactions with Affiliates. We will comply with the 1940 Act provisions, rules and regulations relating to transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate, and such transactions will be pursuant to the reasonable requirements of our business and upon terms fair and reasonable to us;

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Merger, Consolidation, etc. We will not consolidate with or merge with any other person or entity or convey, transfer or lease all or substantially all of our assets in a single transaction or series of transactions as an entirety to any person, unless:

(a)	the entity formed by the consolidation or merger, or the person or entity that acquires the assets, will be a solvent corporation or limited liability company organized and existing under the laws of the United States, any state thereof, or the District of Columbia, and, if we are not such corporation or limited liability company, such corporation or limited liability company will have executed and delivered to the Trustee a supplemental indenture in form satisfactory to the Trustee in which it shall assume the due and punctual performance and observance of each covenant and condition of the Indenture and the New Notes;

(b)	immediately before and after giving effect to that type of transaction, no default or event of default with respect to the New Notes will have happened and be continuing;

(c)	we have delivered to the Trustee an officers’ certificate and an opinion of counsel;

No such conveyance, transfer or lease of substantially all of our assets will have the effect of releasing us or any successor corporation or limited liability company from its liability under the Indenture or the New Notes;

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Terrorism Sanction Regulations. We will not and will not permit any subsidiary or controlled affiliate to (a) become a person described or designated in the OFAC Special Designated Nationals and Blocked Persons List or a sanctions target pursuant to the Trading with the Enemy Act, as amended, or any regulations administered or enforced by OFAC or any enabling legislation or executive order thereto (a “Blocked Person”), or (b) engage in any dealings or transactions with any Blocked Person;

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Certain Other Restrictions. We will not engage in proscribed transactions set forth in the Rating Agency Guidelines under “Certain other Restrictions,” unless we have received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a senior security;

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Restricted Payments. We will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of our capital stock) upon any class of shares of our capital stock, unless, in every such case, immediately after such transaction, the 1940 Act Senior Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of our capital stock if the New Notes and any other senior securities and preferred stock have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend. A declaration of a dividend or other distribution on or purchase or redemption of any of our common or preferred shares is prohibited (i) at any time that an event of default has occurred and is continuing or (ii) if after giving effect to such declaration, we would not satisfy the Basic Maintenance Test;

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No Subsidiaries. We will not at any time have any subsidiaries other than such entities from time to time that may represent portfolio investments consistent with our investment objective and strategies;

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Secured Debt. We will not at any time permit the aggregate unpaid principal amount of all of our indebtedness secured by liens on any of our assets to be more than 60 days at a time without payment and will not permit such indebtedness to exceed 5% of our total assets, provided, for purposes of this section, short sales, futures transactions, repurchase agreements, reverse repurchase agreements and swap transactions effected in accordance with the 1940 Act and applicable interpretive guidance issued by the SEC will not be prohibited or restricted by this covenant.

Modification of the Indenture

Amendments of the Indenture may be made by us and the Trustee with the consent of the holders of a majority in principal amount of the outstanding securities of all series affected by such supplemental indenture, considered together as one class for this purpose (plus, if and as the terms applicable to any such affected series so provide, the consent of the holders of a majority in principal amount of the outstanding securities of such affected series or of any other persons acting on behalf of such holders), and we may enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of modifying in any manner the rights of the holders of securities of such series under the Base Indenture; provided, however, that no such amendment may, without the consent of each holder of the outstanding securities affected thereby:

(1) change the stated maturity of the principal of, or any installment of principal of or interest on, the New Notes, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any other security which would be due and payable upon a declaration of acceleration of the maturity in response to an event of default, or permit us to redeem any security if, absent such supplemental indenture, we would not be permitted to do so, or change any place of payment where, or the coin or currency in which, any security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date); or

(2) if any security provides that the holder may require us to repurchase such security, impair such holder’s right to require repurchase of such security on the terms provided therein; or

(3) reduce the percentage in principal amount of the outstanding securities of any one or more series (considered separately or together as one class, as applicable), if the supplemental indenture requires the consent of existing holders, or requires the consent of such holders for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Base Indenture; or

(4) modify the requirements of the Indenture upon which we must seek consent of the Holders of the New Notes, including for waiver of past defaults or of certain covenants, except to increase any such percentage required under such provisions, or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding security affected.

A supplemental indenture which changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities, or which modifies the rights of the holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of securities of any other series.

Without the consent of any Holders, we may enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another entity to us and the assumption by any such successor of the our covenants in the Indenture and in the New Notes; or

(2) to add to our covenants for the benefit of the Holders of all or any series of securities (and if such covenants are to be for the benefit of less than all series of securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the trust; or

(3) to add any additional events of default for the benefit of the holders of all or any series of securities (and if such additional events of default are to be for the benefit of less than all series of securities, stating that such additional events of default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of the Indenture or the Supplemental Indenture to such extent as shall be necessary to permit or facilitate the issuance of New Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of New Notes in uncertificated form; or

(5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the holder of any such security with respect to such provision or (B) shall become effective only when there is no such security outstanding; or

(6) to establish the form or terms of securities of any series and to increase the aggregate principal amount of any outstanding series of securities, as permitted by the Base Indenture; or

(7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee; or

(8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the holders of securities of any series in any material respect.

It is not necessary for the consent of the Holders under the Indenture to approve the particular form of any proposed amendment or waiver. It is sufficient if such consent approves the substance of the proposed amendment or waiver.

Upon the execution of any supplemental indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every holder of securities theretofore or thereafter authenticated and delivered will be bound thereby. Every supplemental indenture shall conform to the requirements of the Trust Indenture Act.

Events of Default

Unless stated otherwise, any one of the following events will constitute an “event of default” under the Indenture:

(a) default in the payment of any principal of, or premium on, any New Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

(b) default in the payment of any interest upon the New Notes when it becomes due and payable and the continuance of such default for more than five Business Days;

(c) we fail to abide by the covenants under “— Selected Indenture Covenants — Affirmative Covenants — Asset Coverage”, unless such default is remedied within 30 days, provided, that such 30-day period shall be extended by an additional 10-day period if the Company shall have given notice prior to the end of such initial 30-day period of an optional prepayment of such principal amount of New Notes as described in “Prepayment—Special Optional Prepayment during Extended 10-day Period” and any other Senior Securities which, when consummated shall be sufficient to cure such default;

(d) we fail to perform or comply with any other term of the Indenture not previously listed above and such default is not remedied within 30 days after the earlier of (i) a responsible officer obtaining actual knowledge of such default and (ii) our receiving written notice of such default from any Holder of a New Note;

(e) any representation or warranty made in writing by or on our behalf or by any of our officers in the Indenture or in any writing furnished in connection with the transactions contemplated here proves to have been false or incorrect in any material respect on the date as of which made;

(f) we are in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any grace period provided with respect thereto, or (ii) we are in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more persons are entitled to declare such Indebtedness to be) due and payable before its stated maturity or before its regularly scheduled dates of payment;

(g) we are generally not paying, or admit in writing our inability to pay, our debts as they become due;

(h) certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

(i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against us and the judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration any stay;

(j) KA Fund Advisors, LLC or one of its affiliates is no longer our investment adviser;

(k) if, on the last business day of each of twenty-four consecutive calendar months, the New Notes have a 1940 Act Senior Notes Asset Coverage of less than 100%; and

(l) certain events implicating ERISA or the Code which either individually or collectively could reasonably be expected to have a material adverse effect on us.

The Indenture provides for the following:

—	upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of the maturity date of the New Notes occurs automatically;

—

upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of outstanding New Notes or the Trustee may declare the principal amount of the New Notes immediately due and payable upon written notice to us and upon such declaration the principal amount will become immediately due and payable;

—

upon (A) a default in payment of any principal or Floating Rate Prepayment Amount, if any, or LIBOR Breakage Amount, if any, on any New Note when the same becomes due and payable, or at maturity; or (B) upon the continuance of a default in payment of any interest an any New Note for more than five Business Days after the same becomes payable, any Holder affected by such default may, at its option, by notice to us and the Trustee, declare all New Notes held by it to be immediately due and payable; and

—

at any time after a declaration of acceleration with respect to the New Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the Holders of a majority in principal amount of the New Notes may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to the New Notes, other than the non-payment of the principal of the New Notes which has become due solely by the declaration of acceleration, have been cured or waived and other conditions have been met.

Discharge, Defeasance and Covenant Defeasance

We may discharge or defease our obligations under the Indenture as set forth below.

Under terms satisfactory to the Trustee, we may discharge certain obligations to Holders of the New Notes that have not already been delivered to the Trustee for cancellation. The New Notes must also:

—	have become due and payable;

—	be due and payable by their terms within one year; or

—	be scheduled for redemption by their terms within one year.

We may discharge the Indenture by irrevocably depositing an amount certified to be sufficient to pay at maturity, or upon redemption, the principal, premium, if any, additional amounts, if any, and interest on the New Notes. We may make the deposit in cash or U.S. Government Obligations, as defined in the Indenture.

We may terminate all our obligations under the New Notes and the Indenture at any time, except for certain obligations, including those respecting the defeasance trust and obligations to register the transfer or exchange of the New Notes, to replace mutilated, destroyed, lost or stolen New Notes and to maintain a registrar and paying agent in respect of the New Notes. This is referred to as “Defeasance.”

Under terms satisfactory to the Trustee, we may be released with respect to any outstanding New Notes from the obligations imposed by the sections of the Indenture that contain covenants relating to the delivery to the Trustee of officers’ certificates and an opinion of counsel related to any merger or consolidation, the appointment of a successor trustee, and the covenants described within the Supplemental Indenture. Also under terms satisfactory to the Trustee, we may no longer be required to comply with these sections without the creation of an event of default. This is typically referred to as “Covenant Defeasance.” We may exercise our Defeasance option notwithstanding our prior exercise of our Covenant Defeasance option.

Defeasance or Covenant Defeasance may be effected by us only if, among other things we irrevocably deposit with the Trustee cash or U.S. Government Obligations as trust funds in an amount certified to be sufficient to pay at maturity or upon redemption the principal of, premium, if any, additional amounts, if any, and interest on all outstanding New Notes;

Concerning the Trustee

The Trustee is one of a number of banks with which we maintain ordinary banking relationships. We will appoint the Trustee as registrar and Paying Agent under the Indenture.

Governing Law

The Indenture and the New Notes will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry System

General

The New Notes will initially be represented by one or more global notes in registered form without interest coupons.

The global notes will be deposited upon issuance with the Trustee as custodian for the Depository and registered in the name of the Depository or its nominee, in each case, for credit to an account of a direct or indirect participant of the Depository as described below.

Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of the Depository or to a successor of the Depository or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below. See “— Depository Procedures — Exchange of Book-Entry Notes for Certificated Notes.”

Transfers of beneficial interests in the global notes are subject to the applicable rules and procedures of the Depository and its direct or indirect participants, which may change from time to time.

The New Notes may be presented for registration of transfer and exchange at the offices of the registrar.

Depository Procedures

The following description of the operations and procedures of the Depository are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. We take no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.

The Depository has advised us that it is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the Initial Purchaser), banks, trust companies, clearing corporations and certain other organizations. Access to the Depository’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of the Depository only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of the Depository are recorded on the records of the Participants and Indirect Participants.

The Depository has also advised us that, pursuant to procedures established by it:

(1) upon deposit of the global notes, the Depository will credit the accounts of Participants designated by the Initial Purchaser with portions of the principal amount of the global notes; and

(2) ownership of these interests in the global notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by the Depository (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the global notes).

Investors in the global notes who are Participants in the Depository’s system may hold their interests therein directly through the Depository. Investors in the global notes who are not Participants may hold their interests therein indirectly through organizations which are Participants in such system. All interests in a global note may be subject to the procedures and requirements of the Depository.

The laws of some states require that certain persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a global note to such persons will be limited to that extent. Because the Depository can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a global note to pledge such interests to persons that do not participate in the Depository’s system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

Except as described below, owners of an interest in the global notes will not have New Notes registered in their names, will not receive physical delivery of New Notes in certificated form and will not be considered the registered owners or “Holders” thereof under the Indenture for any purpose.

Payments in respect of the principal of, and interest and premium, if any, on, a global note registered in the name of the nominee of the Depository will be payable to the nominee in its capacity as the registered Holder under the Indenture. Under the terms of the Indenture, we, and the Trustee will treat the persons in whose names the New Notes, including the global notes, are registered as the owners thereof for the purpose of receiving such payments and for all other purposes. Consequently, neither we, the Trustee, nor any agent of ours or the Trustee has or will have any responsibility or liability for:

(1) any aspect of the Depository’s records or any Participant’s or Indirect Participant’s records relating to or payments made on account of beneficial ownership interest in the global notes or for maintaining, supervising or reviewing any of the Depository’s records or any Participant’s or Indirect Participant’s records relating to the beneficial ownership interests in the global notes; or

(2) any other matter relating to the actions and practices of the Depository or any of its Participants or Indirect Participants.

The Depository has advised us that its current practice, upon receipt of any payment in respect of securities such as the New Notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless the Depository has reason to believe that it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of the Depository. Payments by the Participants and the Indirect Participants to the beneficial owners of the New Notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of the Depository, the Trustee or us. Neither we nor the Trustee will be liable for any delay by the Depository or any of the Participants or the Indirect Participants in identifying the beneficial owners of the New Notes, and we and the Trustee may conclusively rely on and will be protected in relying on instructions from the Depository or its nominee for all purposes.

Subject to the transfer restrictions set forth under “Notice to Investors,” transfers between Participants in the Depository will be effected in accordance with the Depository’s procedures, and will be settled in same-day funds.

The Depository has advised us that it will take any action permitted to be taken by a Holder of the New Notes only at the direction of one or more Participants to whose account the Depository has credited the interests in the global notes and only in respect of such portion of the aggregate principal amount of the New Notes as to which such Participant or Participants has or have given such direction. However, if there is an event of default under the Indenture, the Depository reserves the right to exchange the global notes for New Notes in certificated form, which may be legended if required by the Indenture, and to distribute such New Notes to its Participants.

Although the Depository has agreed to the preceding procedures to facilitate transfers of interests in the global notes among participants in the Depository, it is under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. Neither we, the Trustee nor any of our respective agents will have any responsibility for the performance by the Depository or respective participants or indirect participants of their respective obligations under the rules and procedures governing its operations.

Exchange of Book-Entry Notes for Certificated Notes

A global Note is exchangeable for definitive New Notes in certificated form if (1) the Depository (A) notifies us that it is unwilling or unable to continue as depository for the global note or (B) has ceased to be a clearing agency registered under the Exchange Act, and, in either case, we fail to appoint a successor depository within 90 days, or (2) there has occurred and is continuing an Event of Default and the Depository notifies the Trustee of its decision to exchange global notes for notes in certificated form. In addition, beneficial interests in a global note may be exchanged for certificated notes upon request but only upon at least 20 days’ prior written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures. In all cases, certificated notes delivered in exchange for any global note or beneficial interest therein will be registered in names, and issued in minimum denominations of $100,000 and integral multiples of $100,000 in excess thereof, requested by or on behalf of the Depository (in accordance with its customary procedures) and will bear the restrictive legend referred to in “Notice to Investors” unless we determine otherwise in compliance with applicable law.

Neither we nor the Trustee will be liable for any delay by a global note holder or the Depository in identifying the beneficial owners of the New Notes and we and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the global note holder or the Depository for all purposes.

Same Day Settlement and Payment

Payments in respect of the New Notes represented by a global note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the global note holder. With respect to certificated New Notes, we will make all payments of principal, premium, if any, additional amounts, if any, and interest in the manner described above under “— Payments on the New Notes; Paying Agent and Registrar.”

DESCRIPTION OF THE OLD NOTES

The terms of the Old Notes are identical in all material respects to those of the New Notes, except that: (1) the Old Notes have not been registered under the Securities Act, are subject to certain restrictions on transfer and are entitled to certain rights under the registration rights agreement (which rights will terminate upon consummation of the exchange offer, except under limited circumstances); and (2) the New Notes will not provide for any additional interest following this exchange offer.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax consequences of the exchange of Old Notes for New Notes. This discussion is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. The following relates only to New Notes that are acquired in this offering in exchange for Old Notes originally acquired at their initial offering for an amount of cash equal to their issue price. Unless otherwise indicated, this summary addresses only the U.S. federal income tax consequences relevant to investors who hold the Old Notes and the New Notes as “capital assets” within the meaning of Section 1221 of the Code. Paul Hastings LLP, counsel to the Company, has delivered to the Company a tax opinion relating to matters discussed under this heading.

This summary does not address all of the U.S. federal income tax considerations that may be relevant to a particular holder in light of the holder’s individual circumstances or to holders subject to special rules under U.S. federal income tax laws, such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, tax-exempt organizations, entities and arrangements classified as partnerships for U.S. federal income tax purposes and other pass-through entities, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting, persons liable for U.S. federal alternative minimum tax, U.S. holders whose functional currency is not the U.S. dollar, U.S. expatriates, and persons holding Notes as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated investment. This discussion is limited to holders of the Old Notes who exchange such Old Notes for New Notes pursuant to the exchange offer and who hold the New Notes as capital assets. The discussion does not address any foreign, state, local or non-income tax consequences of the exchange of Old Notes for New Notes.

We cannot assure you that the IRS will not challenge any of the tax aspects of the exchange or the tax consequences described in this Prospectus or that such a challenge will not be successful. We have not obtained, and do not intend to obtain, a ruling from the IRS with respect to the U.S. federal tax considerations resulting from acquiring, holding or disposing of the New Notes. This discussion is for general purposes only. Holders are urged to consult their own tax advisors regarding the application of the U.S. federal income tax laws to their particular situations and the consequences under federal estate or gift tax laws, as well as foreign, state, or local laws and tax treaties, and the possible effects of changes in tax laws.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that, for U.S. federal income tax purposes, is:

(A)	an individual who is a citizen or resident of the United States;

(B)	a corporation, which is created or organized under the laws of the United States, any state therein or the District of Columbia;

(C)	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

(D)	a trust, if a court within the U.S. is able to exercise primary supervision over such trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or if the trust has made a valid election to be treated as a U.S. person.

As used herein, the term “non-U.S. holder” means a beneficial owner of a Note that, for U.S. federal income tax purposes, is an individual, corporation, estate or trust that is not a U.S. holder.

If an entity or arrangement taxable as a partnership holds the New Notes, the tax treatment of a partner will generally depend on the status of the partner and on the activities of the partnership. If you are a partner in a partnership considering an investment in the New Notes, you should consult your own tax advisors.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSIDERATIONS TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NEW NOTES, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN OR OTHER FEDERAL TAX LAWS OR ANY TAX TREATY.

U.S. Federal Income Tax Consequences of the Exchange Offer to Holders of Old Notes

The exchange of Old Notes for New Notes pursuant to the exchange offer will not be a taxable transaction for U.S. federal income tax purposes. Holders of Old Notes will not recognize any taxable gain or loss as a result of such exchange and will have the same adjusted issue price, tax basis, and holding period in the New Notes as they had in the Old Notes immediately before the exchange. The U.S. federal income tax consequences of holding and disposing of the New Notes will be the same as those applicable to the Old Notes.

Effects of Certain Contingencies

We may be obligated to pay holders amounts in excess of the stated interest and principal payable on the New Notes, as described under “Description of New Notes-Prepayments” the obligation to make such contingent payments may implicate the provisions of Treasury Regulations governing “contingent payment debt instruments.” If the New Notes were treated as contingent payment debt instruments, holders subject to U.S. federal income taxation generally would be required to treat any gain recognized on the sale or other disposition of a Note as interest income rather than as capital gain, and the timing and amount of income inclusions on the Note may also be affected.

Under applicable Treasury Regulations, one or more contingencies will not cause a debt instrument to be treated as a contingent payment debt instrument if, based on all the facts and circumstances as of the issue date, such contingency or contingencies, in the aggregate, are “remote” or “incidental.” We intend to take the position, and assume in this discussion, that the likelihood that contingent payments will be made on the New Notes is remote and/or that such payments are incidental, and, therefore, that the New Notes are not contingent payment debt instruments within the meaning of applicable Treasury Regulations. Under such position, any amounts received as a prepayment (less an amount equal to any accrued interest not previously included in income, which will be treated as interest income for U.S. federal income and withholding tax purposes) should be included in the holder’s amount realized upon the disposition of the New Notes. In addition, if we become obligated to make additional interest payments, a holder should be required to include in income the amount of any such payments at the time such payments are received or accrued in accordance with such holder’s method of accounting. Our position is binding on a holder subject to U.S. federal income taxation unless such holder discloses a contrary position in the manner that is required by applicable Treasury Regulations. Holders should consult their own tax advisors regarding the possible application of the contingent payment debt instrument rules to the New Notes.

U.S. Holders

Stated interest

Stated interest on the New Notes generally will be taxable to a U.S. holder as ordinary interest income at the time it is paid or accrued in accordance with such holder’s regular method of accounting for U.S. federal income tax purposes.

Sale or other taxable disposition of the New Notes

Upon the disposition of a Note by sale, exchange, redemption or other taxable disposition, a U.S. holder generally will recognize gain or loss in an amount equal to the difference, if any, between: (i) the amount realized on the sale, exchange, redemption or other taxable disposition (other than amounts attributable to accrued but unpaid stated interest which, if not previously included in income, will be treated as interest paid on the New Notes) and (ii) a U.S. holder’s adjusted U.S. federal income tax basis in the note. A U.S. holder’s adjusted U.S. federal income tax basis in a note generally will equal the amount paid for the note, reduced by the amount of any payments other than qualified stated interest received by the U.S. holder.

Any gain or loss recognized will be capital gain or loss and will be long-term capital gain or loss if, on the date of the sale, exchange, redemption or other taxable disposition, the U.S. holder has held the note for more than one year. Long-term capital gain realized by a non-corporate U.S. holder generally will be subject to a maximum federal tax rate of 20 percent. Corporate U.S. holders generally are taxed on their net capital gains at regular corporate income tax rates. The deductibility of capital losses is subject to certain limitations.

Exchange pursuant to the exchange offer

The exchange of the Old Notes for the New Notes in the exchange offer will not be treated as an “exchange” for U.S. federal income tax purposes, because the New Notes will not be considered to differ materially in kind or extent from the Old Notes. Accordingly, the exchange of Old Notes for New Notes will not be a taxable event to holders for U.S. federal income tax purposes. Moreover, the New Notes will have the same tax attributes as the Old Notes exchanged therefor and the same tax consequences as the Old Notes have to holders, including without limitation, the same issue price, adjusted tax basis and holding period.

Medicare contribution tax on unearned income

Certain U.S. holders who are individuals, estates or certain trusts will generally be subject to an additional 3.8% federal tax on, among other things, interest on the New Notes and capital gain from the sale or other taxable disposition of the New Notes, unless certain exceptions apply. U.S. holders should consult their tax advisors regarding the effect, if any, of the Medicare contribution tax on their ownership and disposition of the New Notes.

Non-U.S. Holders

Interest

Generally, interest income of a non-U.S. holder that is not effectively connected with a U.S. trade or business will be subject to withholding at a rate of 30% or, if applicable, a lower rate specified by a treaty, although special rules apply to non-U.S. holders that are pass-through entities rather than corporations or individuals. However, the 30% U.S. federal tax withholding will not apply to any payment to a non-U.S. holder of interest on the New Notes under the “portfolio interest exemption” provided that such interest is not effectively connected with a U.S. trade or business and provided that the non-U.S. holder:

(A)	does not actually (or constructively) own 10% or more of the total combined voting power of all classes of our voting stock;

(B)	is not a controlled foreign corporation that is related to the issuer within the meaning of section 864(d)(4) of the Code; (C) is not a bank whose receipt of interest on the New Notes is pursuant to a loan agreement entered into in the ordinary course of business; and

(D)	has fulfilled the certification requirements set forth in section 871(h) or section 881(c) of the Code, as discussed below.

The certification requirements referred to above will be fulfilled if the non-U.S. holder certifies on IRS Form W-8BEN or other successor form, under penalties of perjury, that it is not a U.S. person for U.S. federal income tax purposes and provides its name and address, and (i) the non-U.S. holder files IRS Form W-8BEN or other successor form with the withholding agent or (ii) in the case of a note held on the non-U.S. holder’s behalf by a securities clearing organization, bank or other financial institution holding customers’ securities in the ordinary course of its trade or business, the financial institution files with the withholding agent a statement that it has received the IRS Form W-8BEN or other successor form from the holder and furnishes the withholding agent with a copy thereof; provided that a foreign financial institution will fulfill the certification requirement by filing IRS Form W-8IMY or other successor form if it has entered into an agreement with the IRS to be treated as a qualified intermediary. A non-U.S. holder should consult its own tax advisor regarding possible additional reporting requirements.

If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to it will be subject to the 30% U.S. federal withholding tax, unless the non-U.S. holder provides us with a properly executed (i) IRS Form W-8BEN (or successor form) claiming an exemption from (or a reduction of) withholding under the benefit of a tax treaty and stating its taxpayer identification number or (ii) IRS Form W-8ECI (or successor form) stating that payments on the New Notes are not subject to such withholding because such payments are effectively connected with its conduct of a trade or business in the United States, as discussed below.

Sale or other taxable disposition of the New Notes

Any gain realized on the sale, exchange, redemption or other taxable disposition of the New Notes generally will not be subject to U.S. federal income tax unless:

—

that gain is effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder, (and, if a tax treaty applies, such gain is attributable to a permanent establishment in the United States); or

—	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met.

To the extent that the amount realized on any sale, exchange, redemption or other taxable disposition of the New Notes is attributable to accrued but unpaid interest, such amount would be treated as interest.

Income effectively connected with a trade or business within the United States

If a non-U.S. holder is engaged in a trade or business in the United States and interest on the New Notes or gain from a sale, redemption or other disposition of the New Notes is effectively connected with the conduct of that trade or business (and, if an applicable tax treaty so provides, is attributable to a permanent establishment in the United States) the non-U.S. holder will be subject to U.S. federal income tax on the interest or gain on a net income basis in generally the same manner as if it were a U.S. holder. See “U.S. Holders,” above. In that case, the non-U.S. holder would not be subject to the 30% U.S. federal tax withholding and would be required to provide to the withholding agent a properly executed IRS Form W-8ECI or other successor form. In addition, a non-U.S. holder that is a corporation for U.S. federal income tax purposes may be subject to a branch profits tax with respect to such holder’s effectively connected earnings and profits (subject to adjustments) at a rate of 30% (or at a reduced rate under an applicable income tax treaty).

Information reporting and backup withholding

U.S. holders

Generally, a U.S. holder may be subject, under certain circumstances, to information reporting and/or backup withholding with respect to certain interest payments made on or with respect to the New Notes and proceeds from a sale, retirement or other disposition of the New Notes. This withholding applies only if a U.S. holder (i) fails to furnish the U.S. holder’s taxpayer identification number (“TIN”) (which for an individual is a social security number) within a reasonable time after a request therefor, (ii) furnishes an incorrect TIN, (iii) is notified by the IRS that the U.S. holder is subject to backup withholding due to a prior failure to report interest or dividends properly, or (iv) fails, under certain circumstances, to provide a certified statement, signed under penalty of perjury, that the TIN provided is correct and that the U.S. holder has not been notified by the IRS that the U.S. holder is subject to backup withholding. To prevent backup withholding, the U.S. holder or other payee is required to properly complete IRS Form W-9. These requirements generally do not apply with respect to certain holders, including tax-exempt organizations and certain financial institutions.

The backup withholding rate is currently 28%. Backup withholding is not an additional federal income tax. Any amount withheld from a payment under the backup withholding rules is allowable as a credit against your U.S. federal income tax liability (and may entitle you to a refund), provided that the required information is timely furnished to the IRS. A U.S. holder should consult the U.S. holder’s own tax advisor as to the U.S. holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Non-U.S. holders

If a non-U.S. holder provides the applicable IRS Form W-8BEN, IRS Form W-8IMY or other applicable form, together with all appropriate attachments, signed under penalties of perjury, identifying the non-U.S. holder and stating that the non-U.S. holder is not a U.S. person, the non-U.S. holder will not be subject to IRS reporting requirements and U.S. backup withholding with respect to interest payments on the New Notes.

Under current Treasury Regulations, payments on the sale, exchange, redemption or other taxable disposition of a note made to or through a U.S. office of a broker generally will be subject to information reporting and backup withholding unless the holder either certifies its status as a non-U.S. holder under penalties of perjury on the applicable IRS Form W-8BEN, IRS Form W-8IMY or other applicable form (as described above) or otherwise establishes an exemption. The payment of the proceeds of the disposition of a note by a non-U.S. holder to or through a non-U.S. office of a non-U.S. broker will not be subject to backup withholding or information reporting unless the non-U.S. broker is a “U.S. Related Person” (as defined below). The payment of proceeds of the disposition of a note by a non-U.S. holder to or through a non-U.S. office of a U.S. broker or a U.S. Related Person generally will not be subject to backup withholding but will be subject to information reporting unless the holder certifies its status as a non-U.S. holder under penalties of perjury or the broker has certain documentary evidence in its files as to the non-U.S. holder’s foreign status and has no actual knowledge or reason to know that such holder is a U.S. person.

For this purpose, a “U.S. Related Person” is: (i) a “controlled foreign corporation” for U.S. federal income tax purposes, (ii) a foreign person 50% or more of whose gross income from all sources for a specified three-year period is derived from activities that are effectively connected with the conduct of a U.S. trade or business or (iii) a foreign partnership with certain connections to the United States.

Backup withholding is not an additional tax and may be refunded (or credited against the holder’s U.S. federal income tax liability, if any), provided that certain required information is timely furnished to the IRS. The information reporting requirements may apply regardless of whether withholding is required. Copies of the information returns reporting such interest or gain and any withholding also may be made available to the tax authorities in the country in which a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Legislation affecting taxation of New Notes held by or through foreign entities

Sections 1471-1474 of the Code (known as FATCA) imposes certain due diligence and information reporting requirements, particularly with respect to accounts held through foreign financial institutions (known as FATCA). Effective for payments made after June 30, 2014, a 30% U.S. federal withholding tax will apply to interest income from debt obligations of U.S. issuers and effective for payments made after December 31, 2016, a 30% U.S. withholding tax will apply on the gross proceeds from a disposition of such obligations paid to a foreign financial institution (including in certain instances where such institution is acting as an intermediary), unless such institution enters into an agreement with the U.S. Treasury Department to collect and provide to the Treasury Department substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The 30% U.S. federal withholding tax will also apply to interest income from such obligations and on the gross proceeds from the disposition of such obligations paid to a non-financial foreign entity (including in certain instances where such entity is acting as an intermediary) unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. We will not pay any additional amounts to non-U.S. holders in respect of any amounts withheld under FATCA. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Obligations outstanding on June 30, 2014 are generally exempt from the reporting and withholding requirements described in this paragraph. Absent any modification that causes the New Notes to be treated as having been reissued after June 30, 2014, the New Notes are not expected to be subject to the above mentioned reporting and withholding requirements.

Application of this withholding tax does not depend on whether the payment otherwise would be exempt from U.S. federal withholding tax under an exemption described under “Non-U.S. Holders” above. In the event that this withholding tax shall be imposed on any payment of interest on, or gross proceeds from the disposition or redemption of, a note, we have no obligation to pay additional amounts as a consequence thereof or to redeem the New Notes before their stated maturity. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in the New Notes.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, THE ISSUER HEREBY NOTIFIES YOU THAT: (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES IN THIS PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED

ON HOLDERS UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING WITHIN THE MEANING OF CIRCULAR 230 OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS PROSPECTUS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

PLAN OF DISTRIBUTION

Each broker-dealer that receives New Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective (the “Exchange Offer Registration Period”), we will make this Prospectus, as it may be amended or supplemented from time to time, available to such broker-dealers for use in connection with any such resales of New Notes, or, if earlier, when all New Notes subject to the exchange offer have been disposed of by such broker-dealers.

We will not receive any proceeds from any sale of New Notes by brokers-dealers. New Notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

After the exchange offer expires and during the Exchange Offer Registration Period (taking into account the deferral and suspension periods described above in “The Exchange Offer—Registration Rights Agreement”), the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the eligible holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

Notwithstanding the foregoing, we may suspend the use of this prospectus by broker-dealers under specified circumstances. For example, we may suspend the use of this prospectus if:

—	the financial statements provided in the registration statement become stale;

—	the SEC or any state securities authority request an amendment or supplement to this prospectus or the related registration statement or requests additional information;

—	the SEC or any state securities authority issues any stop order suspending the effectiveness of the registration statement or initiates proceedings for that purpose;

—	we receive notification of the suspension of the qualification of the New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

—	the suspension is required by law;

—

we determine that the continued effectiveness of the registration statement of which this prospectus forms a part and use of this prospectus would require disclosure of confidential information related to a material acquisition or divestiture of assets or a material corporate transaction, event or development; or

—

an event occurs or we discover any fact which makes any statement made in the registration statement of which this prospectus forms a part untrue in any material respect or which requires the making of any changes in such registration statement in order to make the statements therein not misleading.

We will not receive any proceeds from the issuance of New Notes in the exchange offer.

VALIDITY OF THE NEW NOTES

The validity of the New Notes offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland; and the enforceability of the New Notes offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of September 30, 2013, we had (i) approximately 99.8 million shares of common stock outstanding, (ii) $22 million borrowed on our credit facility, (iii) $1,175 million in Senior Notes outstanding and (iv) $449 million of MRP Shares outstanding. As of September 30, 2013, we had net assets applicable to our common stock of approximately $3.4 billion and total assets of approximately $6.1 billion.

The following table sets forth information about our outstanding securities as of September 30, 2013 (the information in the table is unaudited; and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Liquidation Preference/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	182,040	0	99,814
Series A Mandatory Redeemable Preferred Shares(1)	$104,000	$0	$104,000
Series B Mandatory Redeemable Preferred Shares(1)	8,000	0	8,000
Series C Mandatory Redeemable Preferred Shares(1)	42,000	0	42,000
Series E Mandatory Redeemable Preferred Shares(1)	120,000	0	120,000
Series F Mandatory Redeemable Preferred Shares(1)	125,000	0	125,000
Series G Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Senior Notes, Series M	60,000	0	60,000
Senior Notes, Series N	50,000	0	50,000
Senior Notes, Series O	65,000	0	65,000
Senior Notes, Series P	45,000	0	45,000
Senior Notes, Series Q	15,000	0	15,000
Senior Notes, Series R	25,000	0	25,000
Senior Notes, Series S	60,000	0	60,000
Senior Notes, Series T	40,000	0	40,000
Senior Notes, Series U	60,000	0	60,000
Senior Notes, Series V	70,000	0	70,000
Senior Notes, Series W	100,000	0	100,000
Senior Notes, Series X	14,000	0	14,000
Senior Notes, Series Y	20,000	0	20,000
Senior Notes, Series Z	15,000	0	15,000
Senior Notes, Series AA	15,000	0	15,000
Senior Notes, Series BB	35,000	0	35,000
Senior Notes, Series CC	76,000	0	76,000
Senior Notes, Series DD	75,000	0	75,000
Senior Notes, Series EE	50,000	0	50,000
Senior Notes, Series FF	65,000	0	65,000
Senior Notes, Series GG	45,000	0	45,000
Senior Notes, Series HH	175,000	0	175,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

—	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

—	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

—

Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

—	We may invest up to 15% of our total assets in any single issuer.

—

We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

—

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

—	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and other MLPs. As described below, we further sub-categorized into the following groups:

—

Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

—

Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

—

Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

—

Shipping MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Shipping plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

—

Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain Upstream MLPs are structured more like royalty trusts with a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the MLP’s reserves are produced.

—

Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include refining, retail gasoline distribution, propane dehydrogenation (processing propane into propylene), production of sand used as a proppant in the production of crude oil and natural gas and production of coke used as a raw material in the steel making process. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Description of Other Midstream Energy Companies

Other Midstream Energy Companies are companies, other than midstream MLPs, that own and operate assets used in transporting, storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products. These companies are not structured as Master Limited Partnerships and are taxed as corporations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of other Midstream Energy Companies, (iii) equity securities of private companies and (iv) debt securities. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.    We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.    We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.    We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments.    For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies.    To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.    We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004 and the fiscal years ended November 30, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the fiscal year ended November 30, 2012 contained in our Form N-CSR filed with the SEC on January 29, 2013 and the Financial Highlights and other financial information for the six months ended May 31, 2013 contained in our Semi-Annual Report to stockholders on Form N-CSR for the six-month period ended May 31, 2013 filed with the SEC on July 26, 2013 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders and such Semi-Annual Report to Stockholders must accompany the delivery of this prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sales Price		Quarter-End Closing
				Net Asset Value Per	Premium/ (Discount) of
	High	Low	Sales Price	Share of Common Stock (1)	Sales Price to Net Asset Value (2)
Fiscal Year 2013
Third Quarter	$38.92	$34.82	$35.57	$33.01	7.8%
Second Quarter	38.54	33.33	37.21	32.91	13.1
First Quarter	35.38	29.13	35.38	30.92	14.4
Fiscal Year 2012
Fourth Quarter	$31.65	$28.68	$31.13	$28.51	9.2%
Third Quarter	31.52	28.56	30.50	28.66	6.4
Second Quarter	31.47	27.80	28.99	26.38	9.9
First Quarter	32.89	28.34	31.40	30.08	4.4
Fiscal Year 2011
Fourth Quarter	$29.18	$25.53	$28.03	$27.01	3.8%
Third Quarter	30.37	24.35	28.40	26.01	9.2
Second Quarter	32.71	28.44	29.43	27.53	6.9
First Quarter	31.51	27.93	30.91	28.73	7.6

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On September 30, 2013, the last reported sales price of our common stock on the NYSE was $35.85, which represented a premium of approximately 5.8% to the NAV per share reported by us on that date.

As of September 30, 2013, we had approximately 99.8 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $3.4 billion.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KA Fund Advisors, LLC (“KAFA” or our “Advisor”) is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with KAFA, “Kayne Anderson”), an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker and Jody C. Meraz.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund Inc. since May 2005, of Kayne Anderson Energy Development Company since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since August 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and a Director of its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University—Pomona.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Managing Director of Kayne Anderson. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Senior Vice President for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund. He is responsible for providing analytical support for investments in MLPs, Midstream Energy Companies and other energy companies. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in MLPs, Midstream Energy Companies and other Energy Companies. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for Midstream Energy Companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB in Economics from Princeton University in 2001 and a JD from The University of Texas School of Law in 2005.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and of the coal sector. Mr. Campeau earned a Bachelor of Commerce from McGill University in 2006.

Michael E. Schimmel is a research analyst for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and our Adviser, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average quarterly total assets. During the fiscal year ended November 30, 2012, our management fee was 2.4% of our average net assets. On September 18, 2013, we renewed our investment management agreement with our Adviser for a period of one year, which expires on December 11, 2014. In conjunction with the renewal, we renewed the agreement with our Adviser, for an additional one-year term expiring December 11, 2014, to waive 0.125% of its 1.375% management fee on total assets in excess of $4.5 billion (thereby reducing the management fee to 1.25% on total assets in excess of $4.5 billion).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2013, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 27% of our total assets as of September 30, 2013.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2012 Annual Report to Stockholders.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of August 31, 2013 and (ii) as adjusted to reflect the issuance of 2,000,000 Series G MRP Shares offered on September 16, 2013.

	As of August 31, 2013
	(Unaudited)
	Actual	As Adjusted
	($ in 000s, except per share data)

Repurchase Agreements, Cash and Cash Equivalents	$2,407	$38,145
Short-Term Debt:
Credit Facility	13,000	—
Long-Term Debt:
Senior Notes Series DD (1)	75,000	75,000
Senior Notes Series EE (1)	50,000	50,000
Senior Notes Series FF (1)	65,000	65,000
Senior Notes Series GG (1)	45,000	45,000
Senior Notes Series HH (1)	175,000	175,000
Other Senior Notes (Series M-CC) (1)	765,000	765,000

Total Long-Term Debt:	$1,175,000	$1,175,000
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (1)	$104,000	$104,000
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (1)	8,000	8,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (1)	42,000	42,000
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 shares authorized) (1)	120,000	120,000
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 shares authorized) (1)	125,000	125,000
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (no shares authorized and outstanding, actual and as adjusted; 2,000,000 shares issued and outstanding, 2,000,000 shares authorized) (1)(2)	—	50,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 184,040,000 shares authorized 99,717,411 shares issued and outstanding, actual; 184,040,000 shares authorized, 99,717,411 shares issued and outstanding, as adjusted(1)(2)	100	100
Paid-in capital	2,093,428	2,093,428
Accumulated net investment loss, net of income taxes, less dividends	(728,908)	(728,908)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	463,137	463,137

Net assets applicable to common stockholders	$3,291,337	$3,291,337

(1)	We do not hold any of these outstanding securities for our account.
(2)	The Articles Supplementary provide that 2,000,000 shares of authorized but unissued common stock shall be classified and designated as 2,000,000 shares of Series G MRP Shares, $0.001 par value per share. As adjusted, there will be 182,040,000 shares of common stock authorized.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of September 30, 2013, our authorized capital consists of 182,040,000 shares of common stock, $0.001 par value per share; 4,160,000 shares of Series A MRP Shares ($104 million aggregate liquidation preference); 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference); 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference); 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference); 5,000,000 shares of Series F MRP Shares ($125 million aggregate liquidation preference); and 2,000,000 shares of Series G MRP Shares ($50 million aggregate liquidation preference). As of September 30, 2013, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of September 30, 2013, we had approximately 99.8 million shares of common stock outstanding. Shares of our common stock are listed on the NYSE under the symbol “KYN.”

All of our outstanding shares of common stock have been duly authorized and are fully paid and nonassessable. All of our outstanding shares of common stock are of the same class and have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

—	market conditions;

—	the timing of our investments in portfolio securities;

—	the securities comprising our portfolio;

—	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

—	the amount and timing of the use of borrowings and other leverage by us;

—	the effects of leverage on our common stock;

—	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

—	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions.

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Senior Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.    Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

General.    As of September 30, 2013, there were 4,160,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, 1,680,000 issued and outstanding shares of Series C MRP Shares, and 4,800,000 issued and outstanding shares of Series E MRP Shares, 5,000,000 issued and outstanding shares of Series F MRP Shares and 2,000,000 issued and outstanding shares of Series G MRPS, each with a liquidation preference of $25.00 per share.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, and (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines. The Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.    The applicable rate for each of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares is 5.57% per annum, 4.53% per annum, 5.20% per annum, 4.25% per annum, 3.50% per annum and 4.60% per annum, respectively, and may be adjusted upon a change in the credit rating of such series of MRP Shares. Dividends on Series A MRP Shares, Series B MRP Shares and Series C MRP Shares will be payable quarterly and dividends on the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will be payable monthly. Dividend periods for each series of the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will end at the end of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares.

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of September 30, 2013, Fitch has assigned each of our outstanding series of MRP Shares a rating of “AA”. If the lowest credit rating assigned on any date to the then outstanding Series A MRP Shares, Series B MRP Shares or Series C MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A –”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB –”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares), New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017, all of the Series C MRP Shares on November 9, 2020, all of the Series E MRP Shares on April 1, 2019, all of the Series F MRP Shares on April 15, 2020 and all of the Series G MRP Shares on October 1, 2021 (each such date, a “Term Redemption Date”).

Series A, B and C MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, Series B MRP Shares and Series C MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares, the Series B MRP Shares or the Series C MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 20 days in the case of Series A MRP Shares, or 12 days in the case of Series B MRP Shares or Series C MRP Shares, nor more than 40 days notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series E, F and G MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice. This optional redemption is limited during the first year the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares as the case may be, are outstanding to situations in which the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares as the case may be, that may be redeemed during the first year may not exceed an amount that results in an asset coverage of more than 250% pro forma for such redemption. Subject to the foregoing conditions, at any time on or prior to March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, subject to the foregoing conditions, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at the Optional Redemption Price per share.

The “Optional Redemption Price” in the case of Series E MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After March 20, 2013 and on or before March 20, 2014	101.0%
After March 20, 2014 and on or before March 20, 2015	100.5%
After March 20, 2015 and on or before the Series E MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series F MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After April 14, 2014 and on or before April 14, 2015	101.0%
After April 14, 2015 and on or before April 14, 2016	100.5%
After April 14, 2016 and on or before the Series F MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series G MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After September 30, 2014 and on or before September 30, 2015	101.0%
After September 30, 2015 and on or before September 30, 2016	100.5%
After September 30, 2016 and on or before the Series G MRP Shares Term Redemption Date	100.0%

If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the applicable series of MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares, Series C MRP Shares, Series E MRP Shares, Series F MRP Shares or Series G MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, a “Series B, C, E, F&G Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares, the Series C MRP Shares, the Series E MRP, Series F MRP Shares and Series G MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of Series B MRP Shares or Series C MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B, C, E, F&G Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B, C, E, F&G Asset Coverage Cure Date, respectively (and in the case of the Series E MRP Shares, Series F MRP Shares and Series G MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding Series A MRP Shares, Series B MRP Shares or Series C MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold. If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be purchased pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) only with respect to a purchase of Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, we make an offer to purchase or otherwise acquire any Series A MRP Shares, Series B MRP Shares or Series C MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series E, F and G MRP Shares—Term Redemption Liquidity Account.    On or prior to November 30, 2018 for the Series E MRP Shares, on or prior to December 15, 2019 for the Series F MRP Shares, and on or prior to June 1, 2021 for the Series G MRP Shares (each such date, a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such series of MRP Shares.

The “Term Redemption Amount” for Series E MRP Shares, Series F MRP Shares and Series G MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date of such series of MRP Shares, based on the number of such series of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate for such series of MRP Shares in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such series of MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be. The Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series E MRP Shares paying agent, the Series F MRP Shares paying agent or the Series G MRP Shares paying agent, as the case may be, of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions.    So long as we have senior securities representing indebtedness (including Senior Notes) and senior securities (including preferred stock) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of two-thirds of our outstanding preferred stock, or if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.    We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are not listed on an exchange or an automated quotation system. Our Series E MRP Shares are listed on the NYSE under the symbol “KYNPRE”. Our Series F MRP Shares are listed on the NYSE under the symbol “KYNPRF”. Our Series G MRP Shares are listed on the NYSE under the symbol “KYNPRG”.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series E MRP Shares, our Series F MRP Shares and our Series G MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General

As of September 30, 2013, the Company had $1,175 million, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

The table below set forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding September 30, 2013 ($ in millions)	Fixed/Floating Interest Rate	Maturity
M	60	4.560%	November 2014
N	50	3-month LIBOR + 185 bps	November 2014
O	65	4.210%	May 2015
P	45	3-month LIBOR + 160 bps	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	May 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
HH	175	3-month LIBOR + 125bps	August 2016

	$1,175

Interest.    The fixed rate Senior Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Senior Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Senior Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of September 30, 2013, each series of Senior Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Senior Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series Q, R, S, T, V, W, X, Y, Z, AA, BB, CC, DD, EE, FF or GG Senior Notes at par plus 2%.

Events of Default and Acceleration of Senior Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

—	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

—	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

—

default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

—

default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

—	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

—	KAFA or one of its affiliates is no longer our investment adviser;

—	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

—

other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

—

if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

—	other certain “events of default” provided with respect to the Senior Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

Revolving Credit Facility

As of September 30, 2013, we had $22 million borrowed on our revolving credit facility. Our revolving credit facility has a term of three years and matures on March 4, 2016. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.60% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.60% and LIBOR plus 2.25% depending on asset coverage ratios. We pay a fee equal to a rate of 0.30% per annum on any unused amounts of the credit facility.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2016 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. Under our Charter, we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (except for certain instances for our preferred stockholders) unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

EXPERTS

Our financial statements included in our Annual Report to Stockholders for the fiscal year ended November 30, 2012, incorporated by reference into this prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-2

INVESTMENT POLICIES	SAI-2

OUR INVESTMENTS	SAI-4

MANAGEMENT	SAI-9

CONTROL PERSONS	SAI-18

INVESTMENT ADVISER	SAI-21

CODE OF ETHICS	SAI-22

PROXY VOTING PROCEDURES	SAI-22

PORTFOLIO MANAGER INFORMATION	SAI-23

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-24

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-25

TAX MATTERS	SAI-26

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-27

EXPERTS	SAI-27

OTHER SERVICE PROVIDERS	SAI-27

REGISTRATION STATEMENT	SAI-28

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE NINE MONTHS ENDED

AUGUST 31, 2013 AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004

THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2005 THROUGH 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of August 31, 2013, we had total assets of $5.9 billion, net assets applicable to our common stock of $3.3 billion (net asset value of $33.01 per share), and 99.7 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of August 31, 2013, we held $5.9 billion in equity investments and no debt investments.

Recent Events

On August 22, 2013, we completed an offering of $175 million of senior unsecured floating rate notes (the “Series HH Senior Notes”) to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Series HH Senior Notes mature on August 19, 2016 and pay interest at a rate of 3-month LIBOR plus 1.25% per annum. The net proceeds from this offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

On September 16, 2013, we completed a public offering of Series G mandatory redeemable preferred stock with a $50 million liquidation value. The Series G shares pay cash dividends at a rate of 4.60% per annum. The net proceeds from this offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

On September 24, 2013, we commenced an “at-the-market” offering of shares of common stock having an aggregate sales price of up to $50 million.

Our Top Ten Portfolio Investments as of August 31, 2013

Listed below are our top ten portfolio investments by issuer as of August 31, 2013.

Holding	Sector	Amount ($ millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$526.9	9.0%
2. MarkWest Energy Partners, L.P.	Midstream MLP	359.8	6.1
3. Plains All American Pipeline, L.P.	Midstream MLP	349.0	5.9
4. Williams Partners L.P.	Midstream MLP	334.9	5.7
5. Kinder Morgan Management, LLC	Midstream MLP	315.5	5.4
6. Energy Transfer Partners, L.P.	Midstream MLP	275.9	4.7
7. Regency Energy Partners LP	Midstream MLP	237.8	4.0
8. DCP Midstream Partners, LP	Midstream MLP	232.2	4.0
9. Kinder Morgan Energy Partners, LP	Midstream MLP	202.7	3.5
10. ONEOK Partners, L.P.	Midstream MLP	193.7	3.3

		$3,028.4	51.6%

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2013

Investment Income.    Investment income totaled $10.0 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $80.2 million of dividends and distributions, of which $69.6 million was treated as return of capital and $0.8 million were distributions in excess of cost basis. Return of capital was increased by $0.3 million due to the 2012 tax reporting information that we received in the fiscal third quarter 2013. Interest and other income was $0.3 million. We received $6.4 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $35.3 million, including $19.3 million of net investment management fees, $10.3 million of interest expense (including non-cash amortization of debt offering costs of $0.5 million), and $1.1 million of other operating expenses. Preferred stock distributions for the quarter were $4.7 million (including non-cash amortization of offering costs of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $17.3 million and included a current tax benefit of $2.4 million and deferred income tax benefit of $5.6 million.

Net Realized Gains.    We had net realized gains from our investments of $70.5 million, net of $10.8 million of current tax expense and $29.9 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $0.1 million. The net change consisted of a $1.9 million decrease in our unrealized gains on investments and a deferred tax benefit of $1.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $53.1 million. This increase was comprised of a net investment loss of $17.3 million, net realized gains of $70.5 million and net decrease in unrealized gains of $0.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$80.2
Paid-In-Kind Dividends and Distributions(1)	6.4
Interest and Other Income	0.3
Net Premiums Received from Call Options Written	0.7

Total Distributions and Other Income from Investments	87.6
Expenses
Investment Management Fee	(19.3)
Other Expenses	(1.1)
Interest Expense	(9.8)
Preferred Stock Distributions	(4.5)
Income Tax Benefit	8.0

Net Distributable Income (NDI)	$60.9

Weighted Shares Outstanding	96.9
NDI per Weighted Share Outstanding	$0.629

Adjusted NDI per Weighted Share Outstanding(2)	$0.629

Distributions paid per Common Share(3)	$0.595

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Pacific Coast Oil Trust pays monthly dividends, but due to the timing of its ex-dividend dates, the Company only received two dividends during its third fiscal quarter. Adjusted NDI includes the third monthly dividend attributable to the Company’s third fiscal quarter ($0.1 million adjustment).

(3)	The distribution of $0.595 per share for the third quarter of fiscal 2013 was paid on October 11, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On September 18, 2013, we declared a quarterly distribution of $0.595 per common share for the third quarter of fiscal 2013 (a total distribution of $59.4 million). The distribution represents an increase of 2.6% from the prior quarter’s distribution and an increase of 10.7% from the distribution for the quarter ended August 31, 2012. The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at August 31, 2013 of $1,587 million was comprised of $1,175 million of senior unsecured notes (“Senior Notes”), $13 million outstanding under our unsecured revolving credit facility (the

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

“Credit Facility”) and $399 million of mandatory redeemable preferred stock. Total leverage represented 27% of total assets at August 31, 2013. As of October 17, 2013, we had $54 million borrowed under our Credit Facility, and we had $0.4 million of cash.

At August 31, 2013, our Credit Facility had a total commitment of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $1,175 million of Senior Notes outstanding at August 31, 2013. The Senior Notes mature between 2014 and 2025. On August 22, 2013, we completed an offering for $175 million of Series HH Senior Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The Series HH Senior Notes mature on August 19, 2016. The net proceeds from the offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

As of August 31, 2013, we had $399 million of mandatory redeemable preferred stock outstanding. The mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2021. On September 16, 2013, we completed a public offering of $50 million of Series G mandatory redeemable preferred stock with a mandatory redemption date of October 1, 2021. The net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

At August 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 411% for debt and 307% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of August 31, 2013, our total leverage consisted of both fixed rate (78%) and floating rate (22%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.6%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 178.5%
Equity Investments(1) — 178.5%
Midstream MLP(2) — 148.1%
Access Midstream Partners, L.P.	2,598	$118,495
Atlas Pipeline Partners, L.P.	1,360	52,753
Buckeye Partners, L.P.	1,249	87,453
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	984	68,855
Crestwood Midstream Partners LP	4,354	112,949
Crosstex Energy, L.P.	5,563	104,136
DCP Midstream Partners, LP	4,845	232,202
El Paso Pipeline Partners, L.P.	4,143	172,891
Enbridge Energy Management, L.L.C.(4)	236	7,081
Enbridge Energy Partners, L.P.	6,249	186,339
Energy Transfer Partners, L.P.(6)	5,382	275,921
Enterprise Products Partners L.P.(6)	8,868	526,928
Global Partners LP	2,050	69,259
Inergy, L.P.	4,329	59,481
Inergy Midstream, L.P.	5,790	134,564
Kinder Morgan Energy Partners, LP	2,486	202,727
Kinder Morgan Management, LLC(4)	3,952	315,546
Magellan Midstream Partners, L.P.	2,705	146,747
MarkWest Energy Partners, L.P.(7)	5,387	359,798
Niska Gas Storage Partners LLC	2,012	28,470
NuStar Energy L.P.	1,369	57,100
ONEOK Partners, L.P.	3,907	193,724
Phillips 66 Partners LP(8)	181	5,572
Plains All American Pipeline, L.P.(7)	6,902	348,955
PVR Partners, L.P.(7)	5,169	119,981
QEP Midstream Partners, LP(8)	519	11,755
Regency Energy Partners LP	8,797	237,772
Rose Rock Midstream, L.P.	24	787
Summit Midstream Partners, LP	1,003	33,091
Sunoco Logistics Partners L.P.	164	10,555
Tallgrass Energy Partners, LP	161	3,658
Targa Resources Partners L.P.	2,304	112,593
Tesoro Logistics LP	526	28,191
Western Gas Partners, LP	1,899	112,289
Williams Partners L.P.	6,790	334,947

		4,873,565

Midstream — 9.4%
Kinder Morgan, Inc.	1,447	54,877
ONEOK, Inc.	1,610	82,808
Plains All American GP LLC — Unregistered(3)(7)	24	108,280
Targa Resources Corp.	308	20,946
The Williams Companies, Inc.	1,185	42,944

		309,855

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Shipping MLP — 7.5%
Capital Product Partners L.P.	2,841	$25,170
Capital Products Partners L.P. — Class B Units(3)(9)	3,030	28,758
Golar LNG Partners LP	939	30,528
KNOT Offshore Partners LP	384	9,223
Navios Maritime Partners L.P.	1,286	18,145
Teekay LNG Partners L.P.	1,130	47,531
Teekay Offshore Partners L.P.	2,715	86,269

		245,624

Upstream MLP & Income Trust — 4.7%
BreitBurn Energy Partners L.P.	2,190	38,689
EV Energy Partners, L.P.	238	8,690
Legacy Reserves L.P.	682	18,388
LRR Energy, L.P.	317	4,769
Mid-Con Energy Partners, LP	2,127	50,696
Pacific Coast Oil Trust	578	10,502
SandRidge Mississippian Trust II	593	7,922
SandRidge Permian Trust	678	9,873
VOC Energy Trust	282	4,309

		153,838

General Partner MLP — 4.1%
Alliance Holdings GP L.P.	1,935	118,891
NuStar GP Holdings, LLC	320	7,574
Western Gas Equity Partners, LP	250	9,853

		136,318

Other — 4.7%
Alliance Resource Partners, L.P.	153	11,529
Clearwater Trust(3)(7)(10)	N/A	2,110
Emerge Energy Services LP(7)	267	7,694
Exterran Partners, L.P.	2,664	74,396
Natural Resource Partners L.P.	85	1,658
PetroLogistics LP	893	10,725
SunCoke Energy Partners, L.P.	997	22,955
USA Compression Partners, LP	964	23,612

		154,679

Total Equity Investments (Cost — $3,546,213)		5,873,879

Liabilities
Credit Facility		(13,000)
Senior Unsecured Notes		(1,175,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(399,000)
Current Tax Liability		(8,314)
Deferred Tax Liability		(973,375)
Other Liabilities		(34,768)

Total Liabilities		(2,603,457)
Other Assets		20,915

Total Liabilities in Excess of Other Assets		(2,582,542)

Net Assets Applicable to Common Stockholders		$3,291,337

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	On September 1, 2013, all of the Buckeye Partners, L.P. Class B Units were converted into common units on a one-for-one basis. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	The Company believes that it is an affiliate of Clearwater Trust, Emerge Energy Services LP, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(10)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,184,588)	$4,927,061
Affiliated (Cost — $361,625)	946,818

Total investments (Cost — $3,546,213)	5,873,879
Cash	2,407
Deposits with brokers	254
Receivable for securities sold	3,771
Interest, dividends and distributions receivable	672
Deferred debt and preferred stock offering costs and other assets	13,811

Total Assets	5,894,794

LIABILITIES
Payable for securities purchased	3,820
Investment management fee payable	19,275
Accrued directors’ fees and expenses	94
Accrued expenses and other liabilities	11,579
Current tax liability	8,314
Deferred tax liability	973,375
Credit facility	13,000
Senior unsecured notes	1,175,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (15,960,000 shares issued and outstanding)	399,000

Total Liabilities	2,603,457

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,291,337

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (99,717,411 shares issued and outstanding, 184,040,000 shares authorized)	$100
Paid-in capital	2,093,428
Accumulated net investment loss, net of income taxes, less dividends	(728,908)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	463,137
Net unrealized gains on investments and options, net of income taxes	1,463,580

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,291,337

NET ASSET VALUE PER COMMON SHARE	$33.01

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2013	For the Nine Months Ended August 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$67,673	$186,003
Affiliated investments	12,482	35,963

Total dividends and distributions	80,155	221,966

Return of capital	(69,603)	(190,864)
Distributions in excess of cost basis	(792)	(2,298)

Net dividends and distributions	9,760	28,804
Interest and other income	275	275

Total Investment Income	10,035	29,079

Expenses
Investment management fees, before investment management fee waiver	19,642	53,271
Administration fees	255	710
Professional fees	169	458
Custodian fees	168	409
Reports to stockholders	137	336
Directors’ fees and expenses	105	291
Insurance	59	175
Other expenses	211	644

Total Expenses — before waivers, interest expense, preferred distributions and taxes	20,746	56,294
Investment management fee waiver	(368)	(620)
Interest expense and amortization of offering costs	10,258	30,429
Distributions on mandatory redeemable preferred stock and amortization of offering costs	4,721	17,116

Total Expenses — before taxes	35,357	103,219

Net Investment Loss — Before taxes	(25,322)	(74,140)
Current tax benefit	2,406	2,406
Deferred tax benefit	5,629	19,953

Net Investment Loss	(17,287)	(51,781)

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments — non-affiliated	109,433	271,036
Investments — affiliated	968	470
Options	815	1,612
Interest rate swap contracts	—	32
Current tax expense	(10,827)	(10,827)
Deferred tax expense	(29,869)	(89,785)

Net Realized Gains	70,520	172,538

Net Change in Unrealized Gains
Investments — non-affiliated	4,398	493,393
Investments — affiliated	(6,359)	184,223
Options	38	(27)
Deferred tax benefit (expense)	1,840	(249,582)

Net Change in Unrealized Gains	(83)	428,007

Net Realized and Unrealized Gains	70,437	600,545

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$53,150	$548,764

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(51,781)		$(58,611)
Net realized gains, net of tax	172,538		94,944
Net change in unrealized gains, net of tax	428,007		235,058

Net Increase in Net Assets Resulting from Operations	548,764		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(155,412	)(2)	(127,330	)(3)
Distributions — return of capital	—	(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(155,412)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 10,743,995 and 12,500,000 shares of common stock, respectively	374,788		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,287)		(16,085)
Issuance of 542,003 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	17,663		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	377,164		392,272

Total Increase in Net Assets Applicable to Common Stockholders	770,516		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$3,291,337		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $14,606 paid to mandatory redeemable preferred stockholders during the nine months ended August 31, 2013 will be characterized as a dividend (qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2013 as either a dividend (qualified dividend income) or distributions (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either dividends (qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$548,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	190,864
Net realized gains	(273,150)
Net unrealized gains	(677,616)
Purchase of long-term investments	(1,542,733)
Proceeds from sale of long-term investments	902,702
Increase in deposits with brokers	(38)
Decrease in receivable for securities sold	2,908
Increase in interest, dividends and distributions receivable	(584)
Amortization of deferred debt offering costs	1,561
Amortization of mandatory redeemable preferred stock offering costs	2,511
Decrease in other assets, net	94
Decrease in payable for securities purchased	(731)
Increase in investment management fee payable	4,088
Decrease in call option contracts written, net	(379)
Decrease in accrued expenses and other liabilities	(7,684)
Increase in current tax liability	7,775
Increase in deferred tax liability	319,413

Net Cash Used in Operating Activities	(522,235)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(6,000)
Issuance of shares of common stock, net of offering costs	359,501
Proceeds from offering of senior unsecured notes	410,000
Proceeds from offering on mandatory redeemable preferred stock	125,000
Redemption of senior unsecured notes	(125,000)
Redemption of mandatory redeemable preferred stock	(100,000)
Costs associated with renewal of credit facility	(1,967)
Costs associated with offering of senior unsecured notes	(2,446)
Costs associated with offering of mandatory redeemable preferred stock	(2,815)
Cash distributions paid to common stockholders, net	(137,749)

Net Cash Provided by Financing Activities	518,524

NET DECREASE IN CASH	(3,711)
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$2,407

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $17,663 pursuant to the Company’s dividend reinvestment plan.

During the nine months ended August 31, 2013, interest paid was $36,772 and income tax paid was $646.

The Company received $30,798 of paid-in-kind and non-cash dividends and distributions during the nine months ended August 31, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.55)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	6.68		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	6.13		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.70)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	—		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.70)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.06		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.07		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$33.01		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$35.57		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	20.3	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,291,337		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.2		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	15.0		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	19.8%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.4)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	18.8	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	17.2	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,916,133		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,175,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	13,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	399,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	92,865,010		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	410.6%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	307.4%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$11.21		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the nine months ended August 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2013, the Company held 6.3% of its net assets applicable to common stockholders (3.5% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $208,003. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the nine months ended August 31, 2013, the Company had $190,864 of return of capital and $2,298 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Return of capital portion of dividends and distributions received	87%	86%
Return of capital — attributable to net realized gains (losses)	$18,318	$39,760
Return of capital — attributable to net change in unrealized gains (losses)	51,285	151,104

Total return of capital	$69,603	$190,864

For the three and nine months ended August 31, 2013, the Company estimated the return of capital portion of distributions received to be $69,351 (87%) and $190,612 (86%), respectively. These amounts were increased by $252 due to the 2012 tax reporting information received by the Company in the fiscal third quarter 2013. As a result, the return of capital percentages were unchanged for the three and nine months ended August 31, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash dividends/distributions are reflected in investment income because the Company has the option to receive its dividends/distributions in cash or in additional shares/units of the security. The Company estimates return of capital on these non-cash dividends/distributions. During the three and nine months ended August 31, 2013, the Company received the following paid-in-kind and non-cash dividends and distributions.

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$1,027	$2,983
Crestwood Midstream Partners LP (Class C Units)(2)	—	612
Enbridge Energy Management, L.L.C.	126	316
Kinder Morgan Management, LLC	5,255	16,522

	$6,408	$20,433
Non-cash distributions
Energy Transfer Partners, L.P.	4,404	4,404
Enterprise Products Partners L.P.	5,961	5,961

	10,365	10,365

Total paid-in-kind and non-cash dividends/distributions	$16,773	$30,798

(1)	Converted into common units on September 1, 2013.

(2)	Converted into common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and nine months ended August 31, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$5,873,879	$5,665,876	$—	$208,003

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2013.

For the nine months ended August 31, 2013, there were no transfers between Level 1 and Level 2.

As of August 31, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $1,175,000 and 15,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $399,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $399,000 of mandatory redeemable preferred stock, Series E ($120,000 liquidation value) and Series F ($125,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. Of the $1,175,000 Senior Notes, Series HH ($175,000) are traded by qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), through a market maker. As a result, the Company categorizes the Series HH

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Senior Notes as Level 2. The remaining three series of preferred stock (the Series A, B and C mandatory redeemable preferred stock) and the remaining Senior Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Senior Notes ($1,000,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes (Series M through GG)	$1,000,000	$1,016,100
Senior Notes (Series HH)	$175,000	$175,000
Mandatory redeemable preferred stock (Series A, B and C)	$154,000	$164,100
Mandatory redeemable preferred stock (Series E and F)	$245,000	$240,136

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2013.

Three Months Ended August 31, 2013	Equity Investments
Balance — May 31, 2013	$173,513
Purchases	—
Issuances	1,027
Transfers out	—
Realized gains(losses)	—
Unrealized gains, net	33,463

Balance — August 31, 2013	$208,003

Nine Months Ended August 31, 2013	Equity Investments
Balance — November 30, 2012	$129,311
Purchases	65,000
Issuances	3,595
Transfers out	(67,896)
Realized gains (losses)	—
Unrealized gains, net	77,993

Balance — August 31, 2013	$208,003

The $33,463 and $77,993 of unrealized gains presented in the tables above for the three and nine months ended August 31, 2013 relate to investments that are still held at August 31, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $65,000 for the nine months ended August 31, 2013 relate to the Company’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuances of $1,027 and $3,595 for the three and nine months ended August 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The transfers out of $67,896 for the nine months ended August 31, 2013 relate to the Company’s investments in Crestwood Midstream Partners LP, Class C Units and Inergy Midstream, L.P., common units that became marketable during the fiscal second quarter of 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. The Company typically focuses on the following valuation ratios: (a) distribution yields (“yield analysis”), which is calculated by dividing the company’s annual distribution by its stock price and (b) trading multiples (“trading multiple analysis”), which is the ratio of certain measures of cash flow to the company’s enterprise value and equity value (as described below in more detail). To determine its recommended valuation for Plains All American GP LLC (“Plains GP LLC”), the public company analysis uses a probability weighting between the yield analysis and trading multiple analysis based on its assessment of how Plains GP LLC will be valued in its pending IPO.

For both the yield analysis and the trading multiple analysis, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA, DCF and distribution projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of yields given the yields of similar publicly-traded companies and applies such yields to the portfolio company’s projected distributions to estimate the portfolio company’s equity value. For the trading multiple analysis, the Company focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. The Company selects a range of EV/EBITDA and EMV/DCF multiples given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s projected EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (required equity rate of return).

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and distributions). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of August 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$68,855	- Discount to publicly-traded	- Current discount	—%	—%	—%
public companies		securities	- Remaining restricted period	1 day	1 day	1 day
(PIPE) – valued based on a discount to market value(1)

Equity securities of	28,758	- Convertible pricing model	- Credit spread	6.5%	7.5%	7.0%
public companies – not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 8.0%	32.5% 8.0%	30.0% 8.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	108,280	- Public company analysis
private companies –		• Yield analysis	- Expected IPO yield	3.0%	3.5%	3.3%
common units /			- Discount for marketability	7.5%	7.5%	7.5%
common equity
		• Trading multiple analysis	- EV / 2014E EBITDA	21.0x	24.0x	22.5x
			- Discount for marketability	7.5%	7.5%	7.5%

		- M&A analysis	- Selected EV / EBITDA multiples	22.0x	24.0x	23.0x
		- Discounted cash flow	- Equity rate of return	15.0%	17.5%	16.3%

Equity securities of	2,110	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$208,003

(1)	The Company’s investment in the Buckeye Partners, L.P. Class B Units converted into common units on September 1, 2013. As of August 31, 2013, the Company valued the Class B Units at the same price as the common units.

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2013, the Company had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	99.3%
Equity securities	99.6%
MLP securities	90.5%
Largest single issuer	8.9%
Restricted securities	3.5%

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 18, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2014 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company renewed the agreement with KAFA for an additional one-year term expiring on December 11,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

2014 to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000, thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000. For the nine months ended August 31, 2013, the Company paid management fees at an annual rate of 1.36% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

“control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2013, the Company believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At August 31, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP LLC”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP LLC. The Company believes that it is an affiliate of Plains GP LLC and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP LLC and (ii) Mr. Sinnott’s participation on the board of Plains GP LLC.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At August 31, 2013, the Company had a current income tax liability of $8,314. The payable is the result of estimated taxable income under alternative minimum tax (“AMT”) for the nine months ended August 31, 2013. Components of the Company’s tax assets and liabilities as of August 31, 2013 are as follows:

Current tax liability	$(8,314)

Deferred tax assets:
Net operating loss carryforwards — Federal	15,679
Net operating loss carryforwards — State	1,108
AMT credit carryforwards	10,106
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(1,000,268)

Total deferred tax liability, net	$(973,375)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2013, the Company had federal net operating loss carryforwards of $46,198 (deferred tax asset of $15,679). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2029 to 2032. In addition, the Company has state net operating loss carryforwards of $36,014 (deferred tax asset of $1,108). These state net operating loss carryforwards have expiration dates ranging from the current year to 2032.

At August 31, 2013, the Company had AMT credit carryforwards of $10,106. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2012, the Company reduced its cost basis for income tax purposes by $203,442 associated with cash distributions received from MLP investments. During the same period, the Company had additional cost basis reductions of $146,470 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and nine months ended August 31, 2013, as follows:

	Three Months Ended August 31, 2013	Nine Months Ended August 31, 2013
Computed federal income tax at 35%	$29,390	$306,810
State income tax, net of federal tax	1,665	17,722
Non-deductible distributions on mandatory redeemable preferred stock and other	(234)	3,303

Total income tax expense (benefit)	$30,821	$327,835

At August 31, 2013, the cost basis of investments for federal income tax purposes was $3,202,001. The cost basis for federal income tax purposes is $344,212 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

its MLP investments. At August 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$2,682,445
Gross unrealized depreciation of investments	(10,567)

Net unrealized appreciation of investments	$2,671,878

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	984	$45,006	$68,855	$70.00	2.1%	1.2%
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	23,268	28,758	9.49	0.8	0.5
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,110	N/A	0.1	0.0
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	29,308	108,280	4,457	3.3	1.8

Total				$100,848	$208,003		6.3%	3.5%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the nine months ended August 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP LLC, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP LLC’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP LLC based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. There were no outstanding options at August 31, 2013. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2013 were as follows:

Three Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding at May 31, 2013	—	$—
Options purchased	230	3
Options exercised	(230)	(3)

Options outstanding at August 31, 2013	—	$—

Call Options Written
Options outstanding at May 31, 2013	3,200	$367
Options written	9,640	816
Options subsequently repurchased(1)	(2,170)	(262)
Options exercised	(3,314)	(272)
Options expired	(7,356)	(649)

Options outstanding at August 31, 2013	—	$—

(1)	The price at which the Company subsequently repurchased the options was $96 which resulted in net realized gains of $166.

Nine Months Ended August 31, 2013	Number of Contracts	Premium
Put Options Purchased
Options outstanding at November 30, 2012	—	$—
Options purchased	230	3
Options exercised	(230)	(3)

Options outstanding at August 31, 2013	—	$—

Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	40,524	3,787
Options subsequently repurchased(1)	(15,580)	(1,433)
Options exercised	(21,688)	(2,111)
Options expired	(7,356)	(649)

Options outstanding at August 31, 2013	—	$—

(1)	The price at which the Company subsequently repurchased the options was $470, which resulted in net realized gains of $963.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2013, the Company did not have any interest rate swap contracts outstanding.

During the first and second quarters of fiscal 2013, the Company entered into interest rate swap contracts ($175,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $32 realized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company did not have any derivative instruments outstanding as of August 31, 2013. The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$815	$38

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,612	$(27)
Interest rate swap contracts	Interest rate swap contracts	32	—

		$1,644	$(27)

9.    Investment Transactions

For the nine months ended August 31, 2013, the Company purchased and sold securities in the amounts of $1,542,733 and $902,702 (excluding short-term investments and options).

10.    Credit Facility

At August 31, 2013, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility.

For the nine months ended August 31, 2013, the average amount outstanding under the Credit Facility was $88,091 with a weighted average interest rate of 2.04%. As of August 31, 2013, the Company had $13,000 outstanding under the Credit Facility at an interest rate of 1.79%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Senior Unsecured Notes

At August 31, 2013, the Company had $1,175,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $110,000 (the “April Funding”) of the $235,000 total offering amount. Proceeds from the April Funding were used to make new portfolio investments and to repay outstanding indebtedness. The remaining $125,000 was funded on June 13, 2013 and was used to refinance $125,000 principal amount of the Series K Senior Notes which would have matured on June 19, 2013. On August 22, 2013, the Company completed an offering of $175,000 of Series HH Senior Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The net proceeds from the offering were used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes at August 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Redeemed	Principal Issued	Principal Outstanding, August 31, 2013	Estimated Fair Value August 31, 2013	Fixed/Floating Interest Rate	Maturity Date
K	$125,000	$125,000	$—	$—	$—	5.991%	6/19/13
M	60,000	—	—	60,000	62,500	4.560%	11/4/14
N	50,000	—	—	50,000	50,400	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	68,000	4.210%	5/7/15
P	45,000	—	—	45,000	45,300	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,500	3.230%	11/9/15
R	25,000	—	—	25,000	26,100	3.730%	11/9/17
S	60,000	—	—	60,000	62,900	4.400%	11/9/20
T	40,000	—	—	40,000	42,800	4.500%	11/9/22
U	60,000	—	—	60,000	60,300	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	73,200	3.710%	5/26/16
W	100,000	—	—	100,000	106,900	4.380%	5/26/18
X	14,000	—	—	14,000	14,200	2.460%	5/3/15
Y	20,000	—	—	20,000	20,300	2.910%	5/3/17
Z	15,000	—	—	15,000	15,200	3.390%	5/3/19
AA	15,000	—	—	15,000	15,000	3.560%	5/3/20
BB	35,000	—	—	35,000	35,100	3.770%	5/3/21
CC	76,000	—	—	76,000	76,200	3.950%	5/3/22
DD	—	—	75,000	75,000	73,200	2.740%	4/16/19
EE	—	—	50,000	50,000	48,200	3.200%	4/16/21
FF	—	—	65,000	65,000	62,300	3.570%	4/16/23
GG	—	—	45,000	45,000	42,500	3.670%	4/16/25
HH	—	—	175,000	175,000	175,000	3-month LIBOR + 125 bps	8/19/16

	$890,000	$125,000	$410,000	$1,175,000	$1,191,100

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the nine months ended August 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.73%.

As of August 31, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12.    Preferred Stock

At August 31, 2013, the Company had 15,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $399,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock ($100,000 liquidation value). The redemption price per share was equal to the liquidation value, plus (i) accumulated unpaid dividends of $578, calculated using the current rate of 4.95% accrued to, but not including, the redemption date and (ii) a redemption premium of $500 (0.5% of the liquidation value). On September 16, 2013, the Company completed a public offering of 2,000,000 shares of Series G mandatory redeemable preferred stock with a $50,000 liquidation value. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at August 31, 2013.

	Liquidation Value				Estimated Fair Value August 31, 2013	Rate	Mandatory Redemption Date
Series	November 30, 2012	Shares Redeemed	Shares Issued	August 31, 2013
A	$104,000	$—	$—	$104,000	$112,000	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	43,800	5.20%	11/9/20
D	100,000	100,000	—	—	—	4.95%	6/1/18
E(1)	120,000	—	—	120,000	120,336	4.25%	4/1/19
F(2)	—	—	125,000	125,000	119,800	3.50%	4/15/20

	$374,000	$100,000	$125,000	$399,000	$404,236

(1)	Series E mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.07 on August 31, 2013.
(2)	Series F mandatory redeemable preferred stock is publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $23.96 as of August 31, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Series A, B and C	Series E and F
Rating as of August 31, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At August 31, 2013, the Company had 184,040,000 shares of common stock authorized and 99,717,411 shares outstanding. As of that date, KACALP owned 4,000 shares. During fiscal 2013, the Company completed two public offerings of common stock: 1) on March 12, 2013, the Company sold 4,543,995 shares of common stock at a price of $33.36 per share and 2) on July 15, 2013, the Company sold a 6,200,000 shares of common stock at a price of $36.00 per share. Transactions in common shares for the nine months ended August 31, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	542,003
Shares issued in connection with the offering of common stock	10,743,995

Shares outstanding at August 31, 2013	99,717,411

14.    Subsequent Events

On September 16, 2013, the Company completed a public offering of 2,000,000 shares of Series G mandatory redeemable preferred stock. The Series G shares pay cash dividends at a rate of 4.60% per annum and trade on the NYSE under the symbol “KYN.PRG”. The Series G shares have a mandatory redemption date of October 1, 2021. The net proceeds from the offering were used to make new portfolio investments, to repay indebtedness, and for general corporate purposes.

On September 18, 2013, the Company declared its quarterly distribution of $0.595 per common share for the third quarter of fiscal 2013 for a total quarterly distribution payment of $59,389. The distribution was paid on October 11, 2013 to common stockholders of record on October 4, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,436 was reinvested into the Company through the issuance of 196,092 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On September 24, 2013, the Company commenced an “at-the-market” offering of shares of common stock having an aggregate sales price of up to $50,000. The Company will pay the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program. As of October 17, 2013 the Company had issued 270,368 shares of common stock through this program and received $9,444 in net proceeds from these issuances.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE SIX MONTHS ENDED MAY 31, 2013

AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004

THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2005 THROUGH 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2013, we had total assets of $5.6 billion, net assets applicable to our common stock of $3.1 billion (net asset value of $32.91 per share), and 93.3 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of May 31, 2013, we held $5.5 billion in equity investments and no debt investments.

Recent Events

On June 13, 2013, we completed a senior unsecured notes (“Senior Notes”) offering and received $125 million (the “June Funding”) of the $235 million total offering amount. The proceeds from the June Funding were used to refinance $125 million principal amount of the Series K Senior Notes, which would have matured on June 19, 2013. The initial funding (“April Funding”) of $110 million was received on April 16, 2013 and was used to make new portfolio investments and to repay amounts borrowed on our Credit Facility.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding ($ in millions)	June Funding ($ in millions)	Total Amount ($ in millions)	Interest Rate	Maturity Date
DD	$35	$40	$75	2.74%	4/16/19
EE	24	26	50	3.20%	4/16/21
FF	30	35	65	3.57%	4/16/23
GG	21	24	45	3.67%	4/16/25

	$110	$125	$235

On July 15, 2013, we completed a public offering of 6,200,000 shares of common stock at a price of $36.00 per share. The net proceeds of $214.3 million will be used to make additional portfolio investments, to repay amounts borrowed on our unsecured revolving credit facility (the “Credit Facility”) and for general corporate purposes.

Results of Operations — For the Three Months Ended May 31, 2013

Investment Income.    Investment income totaled $10.0 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $75.2 million of dividends and distributions, of which $64.4 million was treated as return of capital and $0.8 million were distributions in excess of cost basis. We received $6.9 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $36.8 million, including $17.7 million of net investment management fees after fee waiver, $10.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.7 million), and $1.0 million of other operating expenses. Preferred stock distributions for the quarter were $7.5 million (including non-cash amortization of issuance costs of $2.0 million, premium paid associated with the redemption of Series D mandatory redeemable preferred stock of $0.5 million and $0.6 million of accrued dividends as a result of the redemption).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Investment Loss.    Our net investment loss totaled $19.2 million and included a current and deferred income tax benefit of $7.5 million.

Net Realized Gains.    We had net realized gains from our investments of $74.3 million, net of $43.7 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $178.2 million. The net change consisted of $282.2 million of unrealized gains from investments, $0.6 million of unrealized gains from option activity and a deferred tax expense of $104.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $233.3 million. This increase was comprised of a net investment loss of $19.2 million, net realized gains of $74.3 million and net change in unrealized gains of $178.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$75.2
Paid-In-Kind Dividends	6.9
Net Premiums Received from Call Options Written	0.9

Total Distributions and Other Income from Investments	83.0
Expenses
Investment Management Fee, net of Fee Waiver	(17.7)
Other Expenses	(1.0)
Interest Expense	(11.0)
Preferred Stock Distributions	(4.4)
Income Tax Benefit	7.5

Net Distributable Income (NDI)	$56.4

Weighted Shares Outstanding	92.9
NDI per Weighted Share Outstanding	$0.61

Adjusted NDI per Weighted Share Outstanding(1)	$0.62

Distributions paid per Common Share(2)	$0.58

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(1)	Adjusted to exclude $0.5 million of premium paid and $0.6 million of accrued dividends as a result of the redemption of Series D mandatory redeemable preferred stock.

(2)	The distribution of $0.58 per share for the second quarter of fiscal 2013 was paid to common stockholders on July 12, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On June 18, 2013, we declared a quarterly distribution of $0.58 per common share for the second quarter of fiscal 2013 (a total distribution of $54.1 million). The distribution represents an increase of 2.7% from the prior quarter’s distribution and an increase of 10.0% from the distribution for the quarter ended May 31, 2012. The distribution was paid on July 12, 2013 to common stockholders of record on July 5, 2013.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written, is included in NDI. For GAAP purposes, premiums received from call option contracts sold are

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2013 of $1,452 million was comprised of $1 billion of Senior Notes, $53 million outstanding under our Credit Facility and $399 million of mandatory redeemable preferred stock. Total leverage represented 26% of total assets at May 31, 2013. As of July 24, 2013, we had $97 million borrowed under our Credit Facility, and we had $15 million of cash.

On March 5, 2013, we entered into a new Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016 and a total commitment amount of $250 million, an increase of $50 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $1 billion of Senior Notes outstanding at May 31, 2013. On April 16, 2013, we executed a definitive agreement for the private placement of $235 million of Senior Notes. In conjuction with the execution of this agreement, on April 16, 2013, we received funding of $110 million of the $235 million total offering amount. The remaining $125 million was funded on June 13, 2013 and was used to refinance $125 million principal amount of our Series K Senior Notes, which would have matured on June 19, 2013. The remaining Senior Notes mature between 2014 and 2025.

As of May 31, 2013, we had $399 million of mandatory redeemable preferred stock outstanding. On April 3, 2013, we completed a public offering of $125 million of Series F mandatory redeemable preferred stock. A portion of the proceeds were used to redeem all of the Series D mandatory redeemable preferred stock with a $100 million liquidation preference. The remaining mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2020.

At May 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 430% and 312% for debt and total leverage (debt plus preferred stock), respectively. Our long-term target asset coverage ratio with respect to our debt is 375%, but at times may be above or below our target depending on market conditions.

As of May 31, 2013, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.0%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2013	November 30, 2012

Top 10 Holdings by Issuer

		Percent of Total Investments* as of
Holding	Sector	May 31, 2013	November 30, 2012
1. Enterprise Products Partners L.P.	Midstream MLP	9.1%	8.9%
2. Plains All American Pipeline, L.P.	Midstream MLP	7.0	7.1
3. Kinder Morgan Management, LLC	Midstream MLP	6.5	7.5
4. MarkWest Energy Partners, L.P.	Midstream MLP	6.1	5.6
5. Williams Partners L.P.	Midstream MLP	4.5	4.3
6. Regency Energy Partners LP	Midstream MLP	4.0	3.9
7. ONEOK Partners, L.P.	Midstream MLP	3.9	3.7
8. DCP Midstream Partners, LP	Midstream MLP	3.4	2.5
9. Enbridge Energy Partners, L.P.	Midstream MLP	3.2	3.7
10. Buckeye Partners, L.P.	Midstream MLP	3.2	3.0

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 179.2%
Equity Investments(1) — 179.2%
Midstream MLP(2) — 145.5%
Access Midstream Partners, L.P.	2,309	$99,334
Atlas Pipeline Partners, L.P.	1,085	40,377
Boardwalk Pipeline Partners, LP	712	21,073
Buckeye Partners, L.P.	1,692	111,898
Buckeye Partners, L.P. — Class B Units(3)(4)	967	62,191
Crestwood Midstream Partners LP	4,134	102,327
Crosstex Energy, L.P.	5,558	107,038
DCP Midstream Partners, LP	3,966	189,595
El Paso Pipeline Partners, L.P.	4,175	171,542
Enbridge Energy Management, L.L.C.(4)	190	5,655
Enbridge Energy Partners, L.P.	5,925	174,852
Energy Transfer Partners, L.P.	3,313	161,053
Enterprise Products Partners L.P.	8,489	504,153
Global Partners LP	2,019	66,455
Inergy, L.P.	4,543	105,860
Inergy Midstream, L.P.	3,351	75,353
Kinder Morgan Energy Partners, LP	1,031	85,972
Kinder Morgan Management, LLC(4)	4,436	360,278
Magellan Midstream Partners, L.P.	2,469	128,374
MarkWest Energy Partners, L.P.(5)	5,090	335,157
Niska Gas Storage Partners LLC	2,054	30,847
NuStar Energy L.P.	913	42,538
ONEOK Partners, L.P.	4,110	212,708
Plains All American Pipeline, L.P.(5)	6,852	384,934
PVR Partners, L.P.(5)	5,299	136,494
Regency Energy Partners LP	8,640	221,537
Summit Midstream Partners, LP	1,134	35,340
Sunoco Logistics Partners L.P.	164	9,947
Targa Resources Partners L.P.	2,204	102,527
Tesoro Logistics LP(6)	556	34,476
Western Gas Partners, LP	1,708	100,454
Williams Partners L.P.	5,007	249,806

		4,470,145

Shipping MLP — 9.3%
Capital Product Partners L.P.	2,841	26,079
Capital Products Partners L.P., — Class B Units(3)(7)	3,030	29,743
Golar LNG Partners LP	729	24,288
KNOT Offshore Partners LP(8)	189	4,404
Navios Maritime Partners L.P.	1,876	25,965
Teekay LNG Partners L.P.	1,725	73,994
Teekay Offshore Partners L.P.	3,083	99,996

		284,469

Midstream — 8.8%
Kinder Morgan, Inc.	1,220	46,343
ONEOK, Inc.	1,510	68,139

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Midstream (continued)
Plains All American GP LLC — Unregistered(3)(5)			24	$79,229
Targa Resources Corp.			183	11,764
The Williams Companies, Inc.			1,873	65,899

				271,374

General Partner MLP — 6.7%
Alliance Holdings GP L.P.			1,885	120,136
Energy Transfer Equity, L.P.(6)			1,310	74,875
Western Gas Equity Partners, LP			250	9,363

				204,374

Upstream MLP & Income Trust — 4.2%
BreitBurn Energy Partners L.P.			2,294	42,506
Legacy Reserves L.P.			398	10,540
LRR Energy, L.P.			89	1,201
Mid-Con Energy Partners, LP			1,827	42,604
Pacific Coast Oil Trust			578	10,583
SandRidge Mississippian Trust II			702	8,881
SandRidge Permian Trust			678	9,629
VOC Energy Trust			347	4,554

				130,498

Other — 4.7%
Alliance Resource Partners, L.P.(6)			153	11,070
Clearwater Trust(3)(5)(9)			N/A	2,350
Emerge Energy Services LP(5)(8)			274	5,059
Exterran Partners, L.P.			2,840	78,693
PetroLogistics LP			893	12,055
SunCoke Energy Partners, L.P.			866	18,447
USA Compression Partners, LP			747	16,569

				144,243

Total Equity Investments (Cost — $3,175,476)				5,505,103

	Strike Price	Expiration Date	No. of Contracts
Liabilities
Call Option Contracts Written(10)
Midstream MLP
Tesoro Logistics LP	$60.00	6/21/13	1,000	(295)

General Partner MLP
Energy Transfer Equity, L.P.	60.00	6/21/13	2,000	(98)

Other
Alliance Resource Partners, L.P.	75.00	6/21/13	200	(12)

Total Call Option Contracts Written (Premiums Received — $367)				(405)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Value
Credit Facility	$(53,000)
Senior Unsecured Notes	(1,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(399,000)
Deferred Tax Liability	(950,975)
Other Liabilities	(86,070)

Total Liabilities	(2,489,450)
Current Tax Asset	107
Other Assets	56,218

Total Liabilities in Excess of Other Assets	(2,433,125)

Net Assets Applicable to Common Stockholders	$3,071,978

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	The Company believes that it is an affiliate of Clearwater Trust, Emerge Energy Services LP, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B unit will increase by an equal amount. If CPLP does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,823,804)	$4,561,880
Affiliated (Cost — $351,672)	943,223

Total investments (Cost — $3,175,476)	5,505,103
Cash	5,835
Deposits with brokers	251
Receivable for securities sold	36,557
Interest, dividends and distributions receivable	522
Current tax asset	107
Deferred debt issuance and preferred stock offering costs and other assets	13,053

Total Assets	5,561,428

LIABILITIES
Payable for securities purchased	48,732
Investment management fee payable	17,664
Accrued directors’ fees and expenses	92
Call option contracts written (Premiums received — $367)	405
Accrued expenses and other liabilities	19,582
Deferred tax liability	950,975
Credit facility	53,000
Senior unsecured notes	1,000,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (15,960,000 shares issued and outstanding)	399,000

Total Liabilities	2,489,450

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,071,978

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (93,338,082 shares issued and outstanding, 184,040,000 shares authorized)	$93
Paid-in capital	1,873,090
Accumulated net investment loss, net of income taxes, less dividends	(657,485)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	392,617
Net unrealized gains on investments and options, net of income taxes	1,463,663

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,071,978

NET ASSET VALUE PER COMMON SHARE	$32.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2013	For the Six Months Ended May 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$63,119	$118,330
Affiliated investments	12,121	23,481

Total dividends and distributions	75,240	141,811
Return of capital	(64,424)	(121,261)
Distributions in excess of cost basis	(771)	(1,506)

Total Investment Income	10,045	19,044

Expenses
Investment management fees, before investment management fee waiver	17,871	33,629
Administration fees	240	455
Professional fees	140	289
Custodian fees	124	241
Reports to stockholders	111	199
Directors’ fees and expenses	98	186
Insurance	58	116
Other expenses	233	433

Total expenses — before interest expense, preferred distributions and taxes	18,875	35,548
Investment management fee waiver	(207)	(252)
Interest expense and amortization of debt issuance costs	10,598	20,171
Distributions on mandatory redeemable preferred stock and amortization of offering costs	7,550	12,395

Total expenses — before taxes	36,816	67,862

Net Investment Loss — Before taxes	(26,771)	(48,818)
Current tax expense	(427)	—
Deferred tax benefit	7,975	14,324

Net Investment Loss	(19,223)	(34,494)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	117,853	161,603
Investments — affiliated	(498)	(498)
Options	611	797
Interest rate swap contracts	32	32
Current tax benefit	1,024	—
Deferred tax expense	(44,684)	(59,916)

Net Realized Gains	74,338	102,018

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	190,460	488,995
Investments — affiliated	91,773	190,582
Options	545	(65)
Interest rate swap contracts	16	—
Deferred tax expense	(104,636)	(251,422)

Net Change in Unrealized Gains	178,158	428,090

Net Realized and Unrealized Gains	252,496	530,108

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$233,273	$495,614

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(34,494)		$(58,611)
Net realized gains, net of tax	102,018		94,944
Net change in unrealized gains, net of tax	428,090		235,058

Net Increase in Net Assets Resulting from Operations	495,614		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(101,276	)(2)	(127,330	)(3)
Distributions — return of capital	—	(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(101,276)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 4,543,995 and 12,500,000 shares of common stock, respectively	151,588		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(6,281)		(16,085)
Issuance of 362,674 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	11,512		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	156,819		392,272

Total Increase in Net Assets Applicable to Common Stockholders	551,157		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$3,071,978		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $10,152 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2013 will be characterized as a dividend (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2013 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$495,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	121,261
Net realized gains	(161,934)
Net unrealized gains	(679,577)
Purchase of long-term investments	(856,122)
Proceeds from sale of long-term investments	545,213
Increase in deposits with brokers	(35)
Increase in receivable for securities sold	(29,878)
Increase in interest, dividends and distributions receivable	(434)
Increase in current tax asset	(107)
Amortization of deferred debt issuance costs	1,078
Amortization of mandatory redeemable preferred stock issuance costs	2,243
Decrease in other assets, net	24
Increase in payable for securities purchased	44,181
Increase in investment management fee payable	2,477
Decrease in accrued directors’ fees and expenses	(2)
Increase in call option contracts written, net	26
Increase in accrued expenses and other liabilities	319
Decrease in current tax liability	(539)
Increase in deferred tax liability	297,014

Net Cash Used in Operating Activities	(219,178)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	34,000
Issuance of shares of common stock, net of offering costs	145,307
Proceeds from offering of senior unsecured notes	110,000
Proceeds from issuance on mandatory redeemable preferred stock	125,000
Redemption of mandatory redeemable preferred stock	(100,000)
Costs associated with renewal of credit facility	(1,962)
Costs associated with issuance of senior unsecured notes	(910)
Costs associated with issuance of mandatory redeemable preferred stock	(2,776)
Cash distributions paid to common stockholders, net	(89,764)

Net Cash Provided by Financing Activities	218,895

NET DECREASE IN CASH	(283)
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$5,835

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $11,512 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2013, interest paid was $18,642 and income tax paid was $646.

The Company received $14,025 paid-in-kind dividends during the six months ended May 31, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.37)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	5.84		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	5.47		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.12)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	—		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.12)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.05		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.05		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$32.91		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$37.21		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	23.8	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,071,978		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	21.6		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	26.5%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	17.9	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	10.9	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,761,654		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,000,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	53,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	399,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	90,771,113		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	429.6%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	311.6%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.96		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis, or if the investment is new, at the end of the month in which the investment was made.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of the month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2013, the Company held 5.6% of its net assets applicable to common stockholders (3.1% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $173,513. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2013, the Company had $121,261 of return of capital and $1,506 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Return of capital portion of dividends and distributions received	87%	86%
Return of capital — attributable to net realized gains (losses)	$16,156	$21,442
Return of capital — attributable to net change in unrealized gains (losses)	48,268	99,819

Total return of capital	$64,424	$121,261

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three and six months ended May 31, 2013, the Company received the following paid-in-kind dividends.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Buckeye Partners, L.P. (Class B Units)	$995	$1,956
Crestwood Midstream Partners LP (Class C Units)(1)	—	612
Enbridge Energy Management, L.L.C.	101	190
Kinder Morgan Management, LLC	5,794	11,267

Total paid-in-kind dividends	$6,890	$14,025

(1)	Converted to common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$5,505,103	$5,331,590	$—	$173,513

Liabilities at Fair Value
Call option contracts written	$405	$—	$405	$—

For the six months ended May 31, 2013, there were no transfers between Level 1 and Level 2.

As of May 31, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $1,000,000 and 15,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $399,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $399,000 of mandatory redeemable preferred stock, Series E ($120,000 liquidation value) and Series F ($125,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Senior Notes ($1,000,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$1,000,000	$1,044,600
Mandatory redeemable preferred stock	$399,000	$414,428

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2013.

Three Months Ended May 31, 2013	Equity Investments
Balance — February 28, 2013	$193,278
Purchases	25,024
Issuances	995
Transfers out	(67,896)
Realized gains(losses)	—
Unrealized gains, net	22,112

Balance — May 31, 2013	$173,513

Six Months Ended May 31, 2013	Equity Investments
Balance — November 30, 2012	$129,311
Purchases	65,024
Issuances	2,568
Transfers out	(67,896)
Realized gains (losses)	—
Unrealized gains, net	44,506

Balance — May 31, 2013	$173,513

The $22,112 and $44,506 of unrealized gains presented in the tables above for the three and six months ended May 31, 2013 relate to investments that are still held at May 31, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $25,024 and $65,024 for the three and six months ended May 31, 2013 relate to the Company’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuances of $995 and $2,568 for the three and six months ended May 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The Company’s investments in the Class C Units of Crestwood Midstream Partners LP and common units of Inergy Midstream, L.P. became readily marketable during the fiscal second quarter of 2013 and are noted as transfers out of Level 3 in the tables above.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next two calendar years. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

One of the Company’s private investments is Class B units of Capital Product Partners L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s preferred units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of May 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$62,191	- Discount to publicly-traded	- Current discount	2.7%	2.7%	2.7%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	122 days	122 days

Equity securities of	29,743	- Convertible pricing model	- Credit spread	6.8%	7.8%	7.3%
public companies –not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 4.0%	32.5% 4.0%	30.0% 4.0%

Equity securities of	79,229	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	22.0x	24.0x	23.0x
common units /			EV / 2014E EBITDA	19.0x	21.5x	20.3x
common equity			- Discount for marketability	12.5%	12.5%	12.5%

		- M&A analysis	- Selected EV / EBITDA multiples	20.0x	22.0x	21.0x
		- Discounted cash flow	- Equity rate of return	17.0%	19.0%	18.0%

Equity securities of	2,350	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$173,513

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by such portfolio company’s operations. The Company may invest up

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the Company’s net asset value. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other Midstream Energy Companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. Effective October 1, 2012, KAFA agreed to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the six months ended May 31, 2013, the Company paid management fees at an annual rate of 1.359% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of May 31, 2013, the Company believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At May 31, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At May 31, 2013, the Company had a current income tax asset of $107. The receivable is a result of the Company’s estimated income tax payments being greater than its tax liability at May 31, 2013. Components of the Company’s tax assets and liabilities as of May 31, 2013 are as follows:

Current tax asset	$107

Deferred tax assets:
Net operating loss carryforwards — Federal	54,839
Net operating loss carryforwards — State	4,661
AMT credit carryforwards	1,687
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(1,012,162)

Total deferred tax liability, net	$(950,975)

At May 31, 2013, the Company had federal net operating loss carryforwards of $161,650 (deferred tax asset of $54,839). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2026 to 2032. In addition, the Company has state net operating loss carryforwards of $151,466 (deferred tax asset of $4,661). These state net operating loss carryforwards have expiration dates ranging from the current year to 2033.

At May 31, 2013, the Company had alternative minimum tax (“ATM”) credit carryforwards of $1,687. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2012, the Company received $212,803 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $140,863 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2013, as follows:

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Computed federal income tax at 35%	$130,907	$277,420
State income tax, net of federal tax	7,609	16,057
Non-deductible distributions on mandatory redeemable preferred stock and other	2,232	3,537

Total income tax expense (benefit)	$140,748	$297,014

At May 31, 2013, the cost basis of investments for federal income tax purposes was $2,811,889. The cost basis for federal income tax purposes is $363,587 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$2,702,903
Gross unrealized depreciation of investments (including options)	(9,727)

Net unrealized appreciation of investments	$2,693,176

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	967	$45,006	$62,191	$64.33	2.0%	1.1%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,350	N/A	0.1	0.1
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	23,943	29,743	9.82	0.9	0.5
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	29,412	79,229	3,261	2.6	1.4

Total				$101,627	$173,513		5.6%	3.1%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the six months ended May 31, 2013 and/or in prior fiscal years.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at May 31, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2013 were as follows:

Three Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at February 28, 2013	11,750	$1,217
Options written	11,754	1,122
Options subsequently repurchased(1)	(9,710)	(790)
Options exercised	(10,594)	(1,182)
Options expired	—	—

Options outstanding at May 31, 2013(2)	3,200	$367

(1)	The price at which the Company subsequently repurchased the options was $179 which resulted in net realized gains of $611.

(2)	The percentage of total investments subject to call options written was 0.3% at May 31, 2013.

Six Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	30,884	2,971
Options subsequently repurchased(1)	(13,410)	(1,171)
Options exercised	(18,374)	(1,839)
Options expired	—	—

Options outstanding at May 31, 2013	3,200	$367

(1)	The price at which the Company subsequently repurchased the options was $374, which resulted in net realized gains of $797.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2013, the Company did not have any interest rate swap contracts outstanding.

During the first and second quarters of fiscal 2013, the Company entered into interest rate swap contracts ($175,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $32 realized gain.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2013
Call options	Call option contracts written	$(405)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$611	$545
Interest rate swap contracts	Interest rate swap contracts	32	16

		$643	$561

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$797	$(65)
Interest rate swap contracts	Interest rate swap contracts	32	—

		$829	$(65)

9. Investment	Transactions

For the six months ended May 31, 2013, the Company purchased and sold securities in the amounts of $856,122 and $545,213 (excluding short-term investments and options).

10.	Credit Facility

At May 31, 2013, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). On March 5, 2013, the Company renewed its Credit Facility that was scheduled to mature on June 11, 2013 with

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

a syndicate of lenders. The new Credit Facility has a three-year commitment, maturing on March 4, 2016, and the total commitment amount was increased from $200,000 to $250,000. Under the new Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios (prior to renewal, the interest rate varied between LIBOR plus 1.75% and LIBOR plus 3.00%). The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.40% per annum prior to the renewal).

For the six months ended May 31, 2013, the average amount outstanding under the Credit Facility was $77,912 with a weighted average interest rate of 2.07%. As of May 31, 2013, the Company had $53,000 outstanding under the Credit Facility at an interest rate of 1.80%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11. Senior	Unsecured Notes

At May 31, 2013, the Company had $1,000,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $100,000 (the “April Funding”) of the $235,000 total offering amount. Proceeds from the April Funding were used to make new portfolio investments and to repay borrowings on the Credit Facility. The remaining $125,000 was funded on June 13, 2013 and was used to refinance $125,000 principal amount of the Series K Senior Notes which would have matured on June 19, 2013. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the Senior Notes at May 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Issued	Principal Outstanding, May 31, 2013	Estimated Fair Value May 31, 2013	Fixed/Floating Interest Rate	Maturity Date
K	$125,000	—	$125,000	$128,700	5.991%	6/19/13
M	60,000	—	60,000	63,500	4.560%	11/4/14
N	50,000	—	50,000	50,400	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	65,000	69,000	4.210%	5/7/15
P	45,000	—	45,000	45,200	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	60,000	65,600	4.400%	11/9/20
T	40,000	—	40,000	45,100	4.500%	11/9/22
U	60,000	—	60,000	60,000	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	70,000	74,300	3.710%	5/26/16
W	100,000	—	100,000	109,800	4.380%	5/26/18
X	14,000	—	14,000	14,300	2.460%	5/3/15
Y	20,000	—	20,000	20,600	2.910%	5/3/17
Z	15,000	—	15,000	15,600	3.390%	5/3/19
AA	15,000	—	15,000	15,600	3.560%	5/3/20
BB	35,000	—	35,000	36,500	3.770%	5/3/21
CC	76,000	—	76,000	79,400	3.950%	5/3/22
DD	—	35,000	35,000	34,800	2.740%	4/16/19
EE	—	24,000	24,000	23,800	3.200%	4/16/21
FF	—	30,000	30,000	29,600	3.570%	4/16/23
GG	—	21,000	21,000	20,600	3.670%	4/16/25

	$890,000	$110,000	$1,000,000	$1,044,600

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the six months ended May 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.88%.

As of May 31, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At May 31, 2013, the Company had 15,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $399,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $122,500 and were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock with a $100,000 liquidation value. The redemption price per share was equal to the liquidation value, plus (i) accumulated unpaid dividends of $578, calculated using the current rate of 4.95% accrued to, but not including, the redemption date and (ii) a redemption premium of $500 (0.5% of the liquidation value).

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at May 31, 2013.

Series	Liquidation Value November 30, 2012	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value May 31, 2013	Estimated Fair Value May 31, 2013	Rate	Maturity Redemption Date
A	$104,000	$—	$—	$104,000	$113,200	5.57%	5/7/17
B	8,000	—	—	8,000	8,400	4.53%	11/9/17
C	42,000	—	—	42,000	45,100	5.20%	11/9/20
D	100,000	100,000	—	—	—	4.95%	6/1/18
E(1)	120,000	—	—	120,000	121,728	4.25%	4/1/19
F(2)	—	—	125,000	125,000	126,000	3.50%	4/15/20

	$374,000	$100,000	$125,000	$399,000	$414,428

(1)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.36 on May 31, 2013.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.20 as of May 31, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of May 31, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At May 31, 2013, the Company had 184,040,000 shares of common stock authorized and 93,338,082 shares outstanding. As of that date, KACALP owned 4,000 shares. On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds from the offering were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective and for general corporate purposes. Transactions in common shares for the six months ended May 31, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	362,674
Shares issued in connection with the offering of common stock	4,543,995

Shares outstanding at May 31, 2013	93,338,082

14. Subsequent	Events

On June 13, 2013, the Company completed a Senior Notes offering and received $125,000 (the “June Funding”) of the $235,000 total offering amount. The proceeds were used to refinance $125,000 principal amount of the Series K Senior Notes, which would have matured on June 19, 2013. The initial funding (“April Funding”) of $110,000 was received on April 16, 2013 and was used to make new portfolio investments and to repay indebtedness.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding	June Funding	Total Amount	Interest Rate	Maturity Date
DD	$35,000	$40,000	$75,000	2.74%	4/16/19
EE	24,000	26,000	50,000	3.20%	4/16/21
FF	30,000	35,000	65,000	3.57%	4/16/23
GG	21,000	24,000	45,000	3.67%	4/16/25

	$110,000	$125,000	$235,000

On June 18, 2013, the Company declared its quarterly distribution of $0.58 per common share for the second quarter of fiscal 2013 for a total quarterly distribution payment of $54,136. The distribution was paid on July 12, 2013 to common stockholders of record on July 5, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,151 was reinvested into the Company through the issuance of 179,329 shares of common stock.

On July 15, 2013, the Company completed a public offering of 6,200,000 shares of common stock at a price of $36.00 per share. The net proceeds of $214,300 will be used to make additional portfolio investments, to repay amounts borrowed on the Credit Facility and for general corporate purposes.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2012

AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004

THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2005 THROUGH 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

November 30, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of November 30,
Holding	Sector	2012	2011
1. Enterprise Products Partners L.P.	Midstream MLP	8.9%	9.3%
2. Kinder Morgan Management, LLC	Midstream MLP	7.5	7.4
3. Plains All American Pipeline, L.P.	Midstream MLP	7.1	5.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	5.6	5.6
5. Energy Transfer Equity, L.P.	General Partner MLP	4.9	3.8
6. El Paso Pipeline Partners, L.P.	Midstream MLP	4.4	3.5
7. Williams Partners L.P.	Midstream MLP	4.3	4.6
8. Regency Energy Partners LP	Midstream MLP	3.9	4.1
9. Enbridge Energy Partners, L.P.	Midstream MLP	3.7	2.9
10. ONEOK Partners, L.P.	Midstream MLP	3.7	3.3

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2012, we had total assets of $4.5 billion, net assets applicable to our common stock of $2.5 billion (net asset value per share of $28.51), and 88.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2012, we held $4.5 billion in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2012

Investment Income.    Investment income totaled $9.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $65.0 million of cash dividends and distributions, of which $54.8 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Interest and other income was $0.7 million. We received $7.4 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $30.7 million, including $15.2 million of investment management fees, $9.9 million of interest expense (including non-cash amortization of debt issuance costs of $0.5 million), and $0.8 million of other operating expenses. Preferred stock distributions for the quarter were $4.8 million (including non-cash amortization of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $14.7 million and included a current and deferred income tax benefit of $6.2 million.

Net Realized Gains.    We had net realized gains from our investments of $26.5 million, net of $15.6 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $21.6 million. The net change consisted of $34.2 million of unrealized gains from investments and a deferred tax expense of $12.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $33.4 million. This increase was comprised of a net investment loss of $14.7 million; net realized gains of $26.5 million; and net change in unrealized gains of $21.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2012

Investment Income.    Investment income totaled $32.7 million for the fiscal year and consisted primarily of net dividends and distributions and interest income on our investments. We received $233.3 million of cash dividends and distributions, of which $203.5 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Return of capital was increased by $3.3 million during the fiscal year due to 2011 tax reporting information that we received in fiscal 2012. Interest and other income was $4.0 million. We received $29.9 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $117.2 million, including $57.2 million of investment management fees, $38.3 million of interest expense (including non-cash amortization of debt issuance costs of

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

$1.9 million), and $3.4 million of other operating expenses. Preferred stock distributions for the fiscal year were $18.3 million (including non-cash amortization of $0.9 million).

Net Investment Loss.    Our net investment loss totaled $58.6 million and included a current and deferred income tax benefit of $25.9 million.

Net Realized Gains.    We had net realized gains from our investments of $94.9 million, net of $56.2 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $235.1 million. The net change consisted of $374.3 million of unrealized gains from investments and a deferred tax expense of $139.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $271.4 million. This increase was comprised of a net investment loss of $58.6 million; net realized gains of $94.9 million; and net change in unrealized gains of $235.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly due to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2012	Fiscal Year Ended November 30, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$65.0	$233.3
Paid-In-Kind Dividends	7.4	29.9
Interest and Other Income	0.6	4.1
Net Premiums Received from Call Options Written	0.5	2.8

Total Distributions and Other Income from Investments	73.5	270.1
Expenses
Investment Management Fee	(15.2)	(57.2)
Other Expenses	(0.8)	(3.4)
Interest Expense	(9.4)	(36.7)
Preferred Stock Distributions	(4.6)	(16.9)
Income Tax Benefit	6.2	25.8

Net Distributable Income (NDI)	$49.7	$181.7

Weighted Shares Outstanding	88.3	82.8
NDI per Weighted Share Outstanding	$0.56	$2.19

Adjusted NDI per Weighted Share Outstanding(1)	$0.57	$2.19

Distributions paid per Common Share(2)	$0.55	2.1325

(1)	In each of the last three years, The Williams Companies paid two dividends during our fiscal third quarter and no dividends during our fiscal fourth quarter. For the purposes of determining our dividend, we calculate “Adjusted NDI”, which treats the dividend received late in our fiscal third quarter as if it was received during our fiscal fourth quarter.

(2)	The distribution of $0.55 per share for the fourth quarter of fiscal 2012 was paid to common stockholders on January 11, 2013. Distributions for fiscal 2012 include the distributions paid in April 2012, July 2012, October 2012 and January 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2012 of $1,283.0 million was comprised of $890.0 million of senior unsecured notes (“Senior Notes”), $19.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”) and $374.0 million of mandatory redeemable preferred stock. Total leverage represented 29% of total assets at November 30, 2012. As of January 24, 2013, we had $74.0 million borrowed under our Credit Facility, and we had $1.1 million of cash.

The Credit Facility has a $200.0 million commitment amount and matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. We expect to renew our Credit Facility prior to its maturity date. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At November 30, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 418% and 296% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

We had $890.0 million of Senior Notes outstanding at November 30, 2012. During 2013, we have $125.0 million of Senior Notes that mature, which we expect to refinance with new notes. The remaining Senior Notes mature between 2014 and 2022. As of November 30, 2012, we had $374.0 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption at various dates from 2017 through 2020.

As of November 30, 2012, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.5%
Equity Investments(1) — 177.5%
Midstream MLP(2) — 137.6%
Access Midstream Partners, L.P.	1,961	$68,627
Boardwalk Pipeline Partners, LP	1,215	31,328
Buckeye Partners, L.P.(3)	1,770	88,972
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	926	44,048
Copano Energy, L.L.C.	1,446	45,590
Crestwood Midstream Partners LP	2,473	57,730
Crestwood Midstream Partners LP — Class C Units(4)(5)	1,200	27,284
Crosstex Energy, L.P.	5,499	82,920
DCP Midstream Partners, LP	2,660	111,408
El Paso Pipeline Partners, L.P.	5,284	197,240
Enbridge Energy Management, L.L.C.(5)	399	11,768
Enbridge Energy Partners, L.P.	5,670	164,537
Energy Transfer Partners, L.P.	805	35,324
Enterprise Products Partners L.P.	7,674	397,721
Global Partners LP	2,054	51,137
Inergy, L.P.	4,321	81,538
Inergy Midstream, L.P.	1,127	26,502
Kinder Morgan Management, LLC(5)	4,443	337,208
Lehigh Gas Partners LP(6)	123	2,389
Magellan Midstream Partners, L.P.(7)	3,084	137,186
MarkWest Energy Partners, L.P.(3)	4,833	249,745
MPLX LP(6)	372	10,748
Niska Gas Storage Partners LLC	1,904	21,330
NuStar Energy L.P.	990	45,369
ONEOK Partners, L.P.(7)	2,808	163,547
Plains All American Pipeline, L.P.(3)	6,852	319,156
PVR Partners, L.P.(3)	4,750	114,422
Regency Energy Partners LP	7,773	173,880
Southcross Energy Partners, L.P.(6)	75	1,761
Summit Midstream Partners, LP(6)	722	14,265
Targa Resources Partners L.P.	1,661	62,566
Tesoro Logistics LP	616	28,416
Western Gas Partners, LP	1,472	72,081
Williams Partners L.P.	3,768	191,815

		3,469,558

General Partner MLP — 12.1%
Alliance Holdings GP L.P.	1,885	86,506
Energy Transfer Equity, L.P.(7)	4,808	218,612

		305,118

Midstream — 9.4%
Kinder Morgan, Inc.(7)	1,164	39,348
ONEOK, Inc.	1,510	67,731

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Midstream (continued)
Plains All American GP LLC — Unregistered(3)(4)	24	$55,989
Targa Resources Corp.	214	10,720
The Williams Companies, Inc.	1,920	63,049

		236,837

Shipping MLP — 7.8%
Capital Product Partners L.P.	2,841	19,233
Golar LNG Partners LP	216	6,473
Navios Maritime Partners L.P.	1,876	25,120
Teekay LNG Partners L.P.	1,552	58,746
Teekay Offshore Partners L.P.	3,263	86,903

		196,475

Upstream MLP & Income Trust — 4.9%
BreitBurn Energy Partners L.P.	2,520	46,577
Legacy Reserves L.P.	323	7,951
Memorial Production Partners LP	339	6,316
Mid-Con Energy Partners, LP	848	17,537
Pacific Coast Oil Trust	578	10,179
SandRidge Mississippian Trust II	808	13,535
SandRidge Permian Trust	893	15,480
VOC Energy Trust	347	4,819

		122,394

Other — 5.7%
Alliance Resource Partners, L.P.	163	9,290
Alon USA Partners, LP(6)	281	5,307
Clearwater Trust(3)(4)(8)	N/A	1,990
Exterran Partners, L.P.	2,903	63,198
Hi-Crush Partners LP	1,337	20,677
Northern Tier Energy LP	212	4,938
PetroLogistics LP	1,597	18,721
Seadrill Partners LLC(6)	68	1,773
Suburban Propane Partners, L.P.	449	17,668

		143,562

Total Equity Investments (Cost — $2,823,894)		4,473,944

	No. of Contracts
Liabilities
Call Option Contracts Written(9)
Midstream MLP
Magellan Midstream Partners, L.P., call option expiring 12/21/12 @ $42.50	1,000	(180)
ONEOK Partners, L.P., call option expiring 12/21/12 @ $60.00	700	(18)

		(198)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Contracts	Value
General Partner MLP
Energy Transfer Equity, L.P., call option expiring 12/21/12 @ $45.00	1,400	$(154)

Midstream
Kinder Morgan, Inc., call option expiring 12/21/12 @ $35.00	1,000	(27)

Total Call Option Contracts Written (Premiums Received — $406)		(379)

Credit Facility		(19,000)
Senior Unsecured Notes		(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(374,000)
Deferred Tax Liability		(654,501)
Other Liabilities		(39,095)

Total Liabilities		(1,976,975)
Other Assets		23,852

Total Liabilities in Excess of Other Assets		(1,953,123)

Net Assets Applicable to Common Stockholders		$2,520,821

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., the Clearwater Trust, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(9)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2012

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,345,982)	$3,599,622
Affiliated (Cost — $477,912)	874,322

Total investments (Cost — $2,823,894)	4,473,944
Cash	6,118
Deposits with brokers	216
Receivable for securities sold	6,679
Interest, dividends and distributions receivable	88
Deferred debt issuance and preferred stock offering costs and other assets	10,751

Total Assets	4,497,796

LIABILITIES
Payable for securities purchased	4,551
Investment management fee payable	15,187
Accrued directors’ fees and expenses	94
Call option contracts written (Premiums received — $406)	379
Accrued expenses and other liabilities	19,263
Current tax liability	539
Deferred tax liability	653,962
Credit facility	19,000
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	1,976,975

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (88,431,413 shares issued and outstanding, 185,040,000 shares authorized)	$88
Paid-in capital	1,716,276
Accumulated net investment loss, net of income taxes, less dividends	(521,715)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	290,599
Net unrealized gains on investments and options, net of income taxes	1,035,573

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSET VALUE PER COMMON SHARE	$28.51

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$187,897
Affiliated investments	45,390

Total dividends and distributions	233,287
Return of capital	(203,488)
Distributions in excess of cost basis	(1,055)

Net dividends and distributions	28,744
Interest and other income	3,999

Total Investment Income	32,743

Expenses
Investment management fees	57,187
Administration fees	834
Professional fees	586
Custodian fees	445
Reports to stockholders	413
Directors’ fees and expenses	362
Insurance	214
Other expenses	552

Total expenses — before interest expense, preferred distributions and taxes	60,593
Interest expense and amortization of debt issuance costs	38,282
Distributions on mandatory redeemable preferred stock and amortization of offering costs	18,328

Total expenses — before taxes	117,203

Net Investment Loss — Before Taxes	(84,460)
Current tax benefit	1,473
Deferred tax benefit	24,376

Net Investment Loss	(58,611)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	151,486
Investments — affiliated	1,095
Options	1,198
Payments on interest rate swap contracts	(2,606)
Current tax expense	(3,204)
Deferred tax expense	(53,025)

Net Realized Gains	94,944

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	266,343
Investments — affiliated	107,988
Options	(66)
Deferred tax expense	(139,207)

Net Change in Unrealized Gains	235,058

Net Realized and Unrealized Gains	330,002

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$271,391

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011
OPERATIONS
Net investment loss, net of tax(1)	$(58,611)	$(49,953)
Net realized gains, net of tax	94,944	110,193
Net change in unrealized gains, net of tax	235,058	91,626

Net Increase in Net Assets Resulting from Operations	271,391	151,866

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(127,330)	(89,963)
Distributions — return of capital	(45,115)	(51,663)

Dividends and Distributions to Common Stockholders	(172,445)	(141,626)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offerings of 12,500,000 and 5,700,000 shares of common stock, respectively	385,075	174,306
Underwriting discounts and offering expenses associated with the issuance of common stock	(16,085)	(7,322)
Issuance of 801,204 and 958,808 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	23,282	26,488

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	392,272	193,472

Total Increase in Net Assets Applicable to Common Stockholders	491,218	203,712

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,029,603	1,825,891

End of year	$2,520,821	$2,029,603

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $17,409 and $11,451 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2012 and 2011, respectively, were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2012 and 2011 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$271,391
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	167,856
Return of capital distributions	203,488
Distributions in excess of cost basis	1,055
Net realized gains	(151,173)
Net unrealized gains	(374,265)
Accretion of bond discounts, net	(143)
Purchase of long-term investments	(1,479,644)
Proceeds from sale of long-term investments	850,335
Decrease in deposits with brokers	58
Increase in receivable for securities sold	(5,427)
Decrease in interest, dividends and distributions receivable	796
Amortization of deferred debt issuance costs	1,870
Amortization of mandatory redeemable preferred stock issuance costs	919
Decrease in other assets, net	120
Decrease in payable for securities purchased	(4,131)
Increase in investment management fee payable	3,273
Increase in accrued directors’ fees and expenses	15
Increase in call option contracts written, net	285
Increase in accrued expenses and other liabilities	1,354
Increase in current tax liability	539

Net Cash Used in Operating Activities	(511,429)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	19,000
Issuance of shares of common stock, net of offering costs	368,990
Proceeds from offering of senior unsecured notes	175,000
Proceeds from issuance on mandatory redeemable preferred stock	120,000
Redemption of senior unsecured notes	(60,000)
Redemption of mandatory redeemable preferred stock	(6,000)
Costs associated with issuance of credit facility	(99)
Costs associated with issuance of senior unsecured notes	(1,411)
Costs associated with issuance of mandatory redeemable preferred stock	(2,600)
Cash distributions paid to common stockholders, net	(149,163)

Net Cash Provided by Financing Activities	463,717

NET DECREASE IN CASH	(47,712)
CASH — BEGINNING OF YEAR	53,830

CASH — END OF YEAR	$6,118

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $23,282 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2012, interest paid was $35,186 and income tax paid was $1,192.

The Company received $29,856 paid-in-kind dividends during the fiscal year ended November 30, 2012. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

									For the Period September 28, 2004(1) through November 30, 2004

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

									For the Period September 28, 2004(1) through November 30, 2004

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2012, the Company held 5.1% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $129,311. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2012, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2012, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (a) the estimated return of capital and (b) the distributions in excess of cost basis. For the fiscal year ended November 30, 2012, the Company had $203,488 of return of capital and $1,055 of cash distributions that were in excess of cost basis which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Fiscal Year Ended November 30, 2012
Return of capital portion of dividends and distributions received	87%
Return of capital — attributable to net realized gains (losses)	$27,462
Return of capital — attributable to net change in unrealized gains (losses)	176,026

Total return of capital	$203,488

For the fiscal year ended November 30, 2012, the Company estimated the return of capital portion of distributions received to be $200,166 (86%). This amount was increased by $3,322 attributable to 2011 tax reporting information received by the Company in fiscal 2012. As a result, the return of capital percentage for the fiscal year ended November 30, 2012 was 88%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PVR Partners, L.P. (“PVR”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 8, 2012, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PVR units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2012, the Company received the following paid-in-kind dividends.

Fiscal Year Ended November 30, 2012
Buckeye Partners, L.P. (Class B Units)	$3,631
Crestwood Midstream Partners LP (Class C Units)	2,291
Enbridge Energy Management, L.L.C.	3,542
Kinder Morgan Management, LLC	19,663
PVR Partners, L.P.	729

Total paid-in-kind dividends	$29,856

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2012, the Company had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The adoption of ASU No. 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2012 and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,473,944	$4,344,633	$—	$129,311

Liabilities at Fair Value
Call option contracts written	$379	$—	$379	$—

For the fiscal year ended November 30, 2012, there were no transfers between Level 1 and Level 2.

As of November 30, 2012, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system.

As such, the Company categorizes all of the Senior Notes ($890,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value, and as of November 30, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$890,000	$935,000
Mandatory redeemable preferred stock	$374,000	$388,056

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2012.

Equity Investments
Balance — November 30, 2011	$164,129
Purchases	102,500
Issuances	6,651
Transfers out	(143,940)
Realized gains (losses)	—
Unrealized losses, net	(29)

Balance — November 30, 2012	$129,311

The $29 of unrealized losses presented in the table above for the fiscal year ended November 30, 2012 relate to investments that are still held at November 30, 2012, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $102,500 for the fiscal year ended November 30, 2012 relate to the Company’s investment in Crosstex Energy, L.P., DCP Midstream Partners, LP and PVR Partners, L.P. The issuances of $6,651 for the fiscal year ended November 30, 2012 relate to additional units received from Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units) and PVR Partners, L.P. The Company’s investments in the common units of Crosstex Energy, L.P., DCP Midstream Partners, LP, PVR Partners, L.P. and Teekay Offshore Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$71,332	- Discount to publicly traded	- Current discount	2.6%	5.4%	4.3%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	414 days	302 days

Equity securities of	57,979	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	17.0x	19.0x	18.0x
common units / common equity			- Discount for marketability	15.0%	15.0%	15.0%

		- M&A analysis	- Selected EV / EBITDA multiples	16.0x	18.0x	17.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.2%

Total	$129,311

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in public and private investments in MLPs and other midstream energy companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other midstream energy companies. The amount of cash that an MLP or other midstream energy company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other midstream energy companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee. Effective October 1, 2012, KAFA agreed to waive 0.125% of its management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the fiscal year ended November 30, 2012, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2012, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At November 30, 2012, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

In August 2012, upon filing its income tax returns for the fiscal year ended November 30, 2011, the Company paid federal alternative minimum tax (“AMT”) of $1,028. At November 30, 2012, the Company had a current income tax payable of $539. The payable is the result of estimated taxable income under AMT for fiscal 2012. Components of the Company’s deferred tax assets and liabilities as of November 30, 2012 are as follows:

Current tax liability	$(539)

Deferred tax assets:
Net operating loss carryforwards — Federal	51,669
Net operating loss carryforwards — State	4,373
AMT credit carryforwards	1,687
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(711,691)

Total deferred tax liability, net	$(653,962)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2012, the Company had federal net operating loss carryforwards of $152,310 (deferred tax asset of $51,669). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $12,535, $52,182, $26,118, $33,413, $19,217 and $8,845 of the net operating loss carryforward will expire in 2026, 2027, 2028, 2029, 2030 and 2032, respectively. In addition, the Company has state net operating loss carryforwards of $142,129 (deferred tax asset of $4,373). These state net operating loss carryforwards begin to expire in 2012 through 2032.

At November 30, 2012, the Company had AMT credit carryforwards of $1,687. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $174,040 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $113,567 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2012 , as follows:

Fiscal Year Ended November 30, 2012
Computed federal income tax at 35%	$154,342
State income tax, net of federal tax	9,267
Non-deductible distributions on mandatory redeemable preferred stock and other	5,978

Total income tax expense (benefit)	$169,587

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2012, the cost basis of investments for federal income tax purposes was $2,576,528. The cost basis for federal income tax purposes is $247,366 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,920,869
Gross unrealized depreciation of investments (including options)	(23,426)

Net unrealized appreciation of investments	$1,897,443

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments (1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	926	$45,006	$44,048	$47.56	1.7%	1.0%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	1,990	n/a	0.1	—
Crestwood Midstream Partners LP
Class C Units	(2)	(3)	1,200	26,007	27,284	22.74	1.1	0.6
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	30,820	55,989	2,304	2.2	1.3

Total				$105,099	$129,311		5.1%	2.9%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the fiscal year ended November 30, 2012 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on Plains GP’s board of directors (see Note 5 — Agreements and Affiliations for more detail). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at November 30, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2012 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2011	1,119	$121
Options written	35,793	3,456
Options subsequently repurchased(1)	(16,104)	(1,623)
Options exercised	(15,008)	(1,432)
Options expired	(1,700)	(116)

Options outstanding at November 30, 2012(2)	4,100	$406

(1)	The price at which the Company subsequently repurchased the options was $541, which resulted in a realized gain of $1,082.

(2)	The percentage of total investments subject to call options written was 0.4% at November 30, 2012.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2012, the Company did not have any interest rate swap contracts outstanding.

During the fiscal second quarter of 2012, the Company entered into interest rate swap contracts ($150,000 notional amount) in anticipation of the private placements of senior unsecured notes. On April 17, 2012, these interest rate swap contracts were terminated in conjunction with the pricing of the private placements, and resulted in a $2,606 realized loss.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2012
Call options	Call option contracts written	$(379)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,198	$(66)
Interest rate swap contracts	Interest rate swap contracts	(2,606)	—

		$(1,408)	$(66)

9. Investment	Transactions

For the fiscal year ended November 30, 2012, the Company purchased and sold securities in the amounts of $1,479,644 and $850,335 (excluding short-term investments and options), respectively.

10.	Credit Facility

At November 30, 2012, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During the fiscal second quarter of 2012, the Company increased the size of its Credit Facility from $175,000 to $200,000 by adding a new lender to the syndicate. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company pays a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2012, the average amount outstanding under the Credit Facility was $52,475 with a weighted average interest rate of 2.22%. As of November 30, 2012, the Company had $19,000 outstanding under the Credit Facility at an interest rate of 2.28%.

11. Senior	Unsecured Notes

At November 30, 2012, the Company had $890,000 aggregate principal amount of Senior Notes outstanding. On May 3, 2012, the Company completed a private placement of $175,000 of Senior Notes. Net proceeds from such offering were used to repay borrowings under the Company’s Credit Facility, to refinance the Series I Senior Notes, to make new portfolio investments and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Redeemed(1)	Principal Issued	Principal Outstanding, November 30, 2012	Estimated Fair Value, November 30, 2012	Fixed/Floating Interest Rate	Maturity
I	$60,000	$60,000	$—	$—	$—	5.847%	6/19/12
K	125,000	—	—	125,000	130,900	5.991%	6/19/13
M	60,000	—	—	60,000	63,800	4.560%	11/4/14
N	50,000	—	—	50,000	50,100	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	69,100	4.210%	5/7/15
P	45,000	—	—	45,000	44,700	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	—	60,000	65,700	4.400%	11/9/20
T	40,000	—	—	40,000	43,500	4.500%	11/9/22
U	60,000	—	—	60,000	59,100	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	74,100	3.710%	5/26/16
W	100,000	—	—	100,000	109,900	4.380%	5/26/18
X	—	—	14,000	14,000	14,200	2.460%	5/3/15
Y	—	—	20,000	20,000	20,500	2.910%	5/3/17
Z	—	—	15,000	15,000	15,600	3.390%	5/3/19
AA	—	—	15,000	15,000	15,600	3.560%	5/3/20
BB	—	—	35,000	35,000	36,500	3.770%	5/3/21
CC	—	—	76,000	76,000	79,500	3.950%	5/3/22

	$775,000	$60,000	$175,000	$890,000	$935,000

(1)	The Company redeemed $60,000 of Series I Senior Notes on May 18, 2012.

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.05%.

As of November 30, 2012, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. Before the third fiscal quarter of 2012, Series K, M and N Senior Notes were rated by Moody’s Investor Service, Inc. (“Moody’s”). On July 2, 2012, the Company requested that Moody’s withdraw its ratings of the Company’s Series K, M and N Senior Notes. On July 12, 2012, Moody’s downgraded the Company’s Series K, M and N Senior Notes from “Aa1” to “A1” and on August 3, 2012, Moody’s withdrew its ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2012, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At November 30, 2012, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $374,000 ($25.00 per share). On March 21, 2012, the Company completed a public offering of 4,800,000 shares of Series E mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $117,400. The net proceeds of the preferred stock offering were used to repay borrowings under the Credit Facility and to redeem $6,000 of Series A mandatory redeemable preferred stock at 108% of par value ($480 of dividend premium paid). The Company recognized $64 of expense for the write-off of issuance costs associated with this redemption.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

Series	Liquidation Value November 30, 2011	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value November 30, 2012	Estimated Fair Value, November 30, 2012	Rate	Maturity Redemption Date
A	$110,000	$6,000	$—	$104,000	$112,200	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	44,500	5.20%	11/9/20
D(1)	100,000	—	—	100,000	101,280	4.95%	6/1/18
E(2)	—	—	120,000	120,000	121,776	4.25%	4/1/19

	$260,000	$6,000	$120,000	$374,000	$388,056

(1)	Series D mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRD”. The fair value is based on the price of $25.32 as of November 30, 2012.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.37 on November 30, 2012.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of November 30, 2012 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2012, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At November 30, 2012, the Company had 185,040,000 shares of common stock authorized and 88,431,413 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2012 were as follows:

Shares outstanding at November 30, 2011	75,130,209
Shares issued through reinvestment of distributions	801,204
Shares issued in connection with offerings of common stock(1)(2)	12,500,000

Shares outstanding at November 30, 2012	88,431,413

(1)	On February 29, 2012, the Company sold 7,500,000 shares of common stock at a price of $31.51 per share. The public offering was completed on March 5, 2012 and the net proceeds of $226,513 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

(2)	On August 3, 2012, the Company sold 5,000,000 shares of common stock at a price of $29.75 per share. The public offering was completed on August 8, 2012 and the net proceeds of $142,750 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14. Subsequent	Events

On December 11, 2012, the Company declared its quarterly distribution of $0.55 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $48,637. The distribution was paid on January 11, 2013 to common stockholders of record on December 28, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,733 was reinvested into the Company through the issuance of 190,273 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2012, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 28, 2013

$175,000,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

Series HH Floating Rate Senior Notes due August 19, 2016

PROSPECTUS

                , 2013

All tendered Old Notes, executed letters of transmittal and other related documents should be directed to the exchange agent at the numbers and address below. Requests for assistance with respect to the procedures for tendering the Old Notes and for additional copies of the prospectus, the letter of transmittal and other related documents should also be directed to the exchange agent.

The exchange agent for the exchange offer is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

AS EXCHANGE AGENT

By Facsimile for Eligible institutions: (732) 667-9408 Attention: Adam DeCapio	By Mail/Overnight Courier/Hand: c/o The Bank of New York Mellon Trust Company, N.A. c/o The Bank of New York Mellon Corporation
Confirm by Telephone: (315) 414-3360	Corporate Trust Operations—Reorganization Unit 111 Sanders Creek Parkway East Syracuse, NY 13057 Attention: Adam DeCapio

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated December 10, 2013

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).

This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated [            ], 2013 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This SAI is dated [            ], 2013.

Page
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-9
CONTROL PERSONS	SAI-18
INVESTMENT ADVISER	SAI-21
CODE OF ETHICS	SAI-22
PROXY VOTING PROCEDURES	SAI-22
PORTFOLIO MANAGER INFORMATION	SAI-23
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-24
LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-25
TAX MATTERS	SAI-26
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-27
EXPERTS	SAI-27
OTHER SERVICE PROVIDERS	SAI-27
REGISTRATION STATEMENT	SAI-28
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

SAI-1

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related partnerships, limited liability companies and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

(1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

(2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

(3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

(4) We may invest up to 15% of our total assets in any single issuer.

SAI-2

(5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

(6) Under normal market conditions, our policy is to utilize our debt securities, our revolving credit facility and other borrowings (collectively, “Borrowings”) and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 56% of our net asset value as of September 30, 2013). However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

(7) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

SAI-3

OUR INVESTMENTS

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership.

Master limited partnerships that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, shipping MLPs, upstream MLPs and other MLPs:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	Shipping MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Shipping plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

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•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain Upstream MLPs are structured more like royalty trusts with a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the MLP’s reserves are produced.

•	Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include refining, retail gasoline distribution, propane dehydrogenation (processing propane into propylene), production of sand used as a proppant in the production of crude oil and natural gas and production of coke used as a raw material in the steelmaking process. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units. Common units represent a master limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the master limited partnership. Directly or through our wholly owned subsidiaries, we intend to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. The master limited partnerships we invest in will generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the master limited partnership. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including master limited partnerships with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

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Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unitholders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the master limited partnership in the form of i-units. I-units have similar features as master limited partnership common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the master limited partnership common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to master limited partnership common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, our Adviser’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

Our Adviser will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Adviser believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized

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gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments. For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

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Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-

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upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”

Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2015, terms of the second and third classes expire in 2016 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

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The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Third Floor, Los Angeles, CA 90067 and 811 Main Street, 14th Floor, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.

Independent Directors

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the five years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

Steven C. Good (born 1942)	Director	3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

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Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2

Current:

•     KYE

•     Teeccino Caffe Inc. (beverage manufacturer and distributor)

•     Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

Prior:

•     Kayne Anderson Rudnick Mutual Funds (2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since 2008	Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•     KYE

•     PVR (coal and midstream MLP)

•     Niska Gas Storage Partners LLC (natural gas storage MLP)

•     USA Compression Partners, LP (other MLP)

Prior:

•     BGH (general partner of BPL)

•     BPL (pipeline MLP)

•     Gibson Energy ULC (midstream energy)

•     PVG (owned general partner of PVR)

•     Penn Virginia Corporation (oil and gas exploration, development and production company)

SAI-11

Interested Director

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•     KYE

•     KED

•     KMF

•     Range Resources Corporation (oil and natural gas company)

•     Emerge Energy Service

Prior:

•     Clearwater Natural Resources, L.P. (coal mining MLP)

•     Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•     International Resource Partners LP (coal mining)

•     ProPetro Services, Inc. (oil field services)

•     K-Sea Transportation Partners LP (shipping MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser, and, as a result as of February 28, 2010, the Fund Complex included KYE, KED and KMF.
(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.
(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

SAI-12

Officers

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: None Prior: • ProPetro Services, Inc. (oilfield services) • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005, of KED since September 2006 and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Managing director of KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006, Senior Vice President of KMF since June 2012, Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: • VantaCore Partners LP (aggregates MLP)

SAI-13

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYE, KED and KMF since 2011.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005, of KED since 2006 and of KMF since August 2010.	None

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Isenberg and Shea are members of the Nominating Committee. The Nominating Committee met three times during the fiscal year ended November 30, 2012. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met five times during the fiscal year ended November 30, 2012.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met three times during the fiscal year ended November 30, 2012.

Director Compensation

Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $90,000 annual retainer for serving as a director on our board and on the board of KYE. As of November 30, 2012, 77% and 23% of the retainer would have been allocated to us and KYE, respectively. The chairperson of the Audit Committee will receive additional compensation of $7,500 annually. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting attended in person and $2,000 per Board meeting attended via telephone; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

SAI-14

The following table sets forth compensation by us for the fiscal year ended November 30, 2012 to the Independent Directors. We have no retirement or pension plans.

Name of Director	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex(1)
Anne K. Costin	$86,178	$125,000
Steven C. Good	$89,428	$133,500
Gerald I. Isenberg	$84,178	$123,000
William H. Shea	$83,678	$120,000

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

Security Ownership of Management

As of November 30, 2012, certain officers of our Adviser, including all of our officers, own, in the aggregate, approximately $9 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2012:

Name of Director	Dollar Range(1) of Our Equity Securities Owned by Director(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex(3)
Independent Directors
Anne K. Costin	$50,001 – $100,000	Over $100,000
Steven C. Good	$50,001 – $100,000	Over $100,000

Name of Director	Dollar Range(1) of Our Equity Securities Owned by Director(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex(3)
Gerald I. Isenberg	$50,001 – $100,000	Over $100,000
William H. Shea	$50,001 – $100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000. (2) As of November 30, 2012, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity securities. (3) The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser. Mr. McCarthy also oversees Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, both investment companies managed by our Adviser.

Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of November 30, 2012.

Director	Name of Owners and Relationships to Director	Company/Partnership	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II, LP(1)	Partnership units	$29,207	0.35%
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,454,116	0.4%

(1)	The parent company of our Adviser may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

SAI-15

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Range Resources Corporation, Pro Petro Services, Inc., and Direct Fuel Partners, L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance since 2007. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms Costin retired after a 28-year career at Citigroup, and during the last five years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Steven C. Good. Mr. Good has worked as an independent consultant since his retirement, effective February 1, 2010, from the accounting firm of CohnReznick LLP, where he had been an active partner since 1976;. He founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYN and KYE directorships, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYN and KYE directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to our oversight. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

SAI-16

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a coal and midstream MLP since March 2010. Mr. Shea also serves as a director of PVR. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and as director for USA Compression Partners, LP, another MLP. Mr. Shea served as a director of PVG from March 2010 to March 2011 and of Penn Virginia Corporation, a company engaged in oil and gas exploration, development and production, from July 2007 to June 2010. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”

As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

SAI-17

Board Role in Risk Oversight

The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and our Adviser to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

CONTROL PERSONS

As of October 31, 2013, there were no persons who owned more than 25% of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

As of October 31, 2013, the following persons owned of record or beneficially 5% or more of our outstanding common stock:

Name and Address	Shares Held(1)	Percentage of Outstanding Shares(2)
Bank of America Merrill Lynch (US) One Bryant Park 42nd and 6th at the BofA New York, NY 10036-6728	5,305,283	5.29%

(1)	Based on the most recent 13F filings available.
(2)	Based on 100,349,105 shares outstanding as of October 31, 2013.

As of October 31, 2013, the following persons owned of record or beneficially 5% or more of our Series A MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Metropolitan Life Insurance Company and Affiliates 1095 Avenue of the Americas New York, NY 10036	1,280,000	30.8%
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,040,000	25.0
Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	600,000	14.4
Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	600,000	14.4

(1)	Based on 4,160,000 shares outstanding as of October 31, 2013.

SAI-18

As of October 31, 2013, the following persons owned of recorder beneficially 5% or more of our Series B MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	320,000	100%

SAI-19

As of October 31, 2013, the following persons owned of record or beneficially 5% or more of our Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Babson Capital Management LLC and Affiliates	600,000	35.7%
1500 Main St, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Sun Capital Advisers LLC and Affiliates	440,000	26.2
One Sun Life Executive Park
Wellesley Hills, MA
02481-5699
Provident Investment Management, LLC	320,000	19.1
One Fountain Square
Chattanooga, TN 37402
Delaware Investment Advisers and Affiliates	160,000	9.5
2005 Market St, 41-104
Philadelphia, PA 19103
Mutual of Omaha Insurance Company	160,000	9.5
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(1)	Based on 1,680,000 shares outstanding as of October 31, 2013.

As of October 31, 2013, the following persons owned of record or beneficially 5% or more of our Series E MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Sun Life Assurance Company of Canada (Toronto)	600,000	12.5%
150 King Street West, 3rd Floor
Toronto M5H 1J9 Canada
River North Capital Management LLC	383,767	8.0
325 North LaSalle Street—645
Chicago, IL 60654-3378

(1)	Based on 4,800,000 shares outstanding as of September 30, 2013.

As of October 31, 2013, we are not aware of any person owning of record or beneficially 5% or more of our Series F MRP Shares or our Series G MRP Shares.

SAI-20

INVESTMENT ADVISER

Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). We pay our Adviser a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets. For purposes of calculating the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us. Investment management fees for the fiscal years ended November 30, 2012, 2011 and 2010 were $57.2 million, $46.5 million and $30.1 million, respectively. During the fiscal years ending November 30, 2012, 2011 and 2010, our management fee was approximately 2.4%, 2.4% and 2.1%, respectively, of our average net assets.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2012 so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. On September 18, 2013, the Board of Directors approved the renewal of the Investment Management Agreement for a one-year term commencing on December 11, 2013. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to our Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel (including those who are affiliates of our Adviser) reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.

On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with KACALP. Following the recommendation of the Board, at a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with KAFA described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 27.0% of our total assets as of September 30, 2013.

The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2012 filed with the SEC on January 29, 2013.

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CODE OF ETHICS

We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interest of the Company, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

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•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2012. We and Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay our Adviser a management fee at an annual rate of 1.375% of our average total assets.

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	3	$2,592	0	N/A	0	N/A
J.C. Frey	3	$2,592	0	N/A	10	$882

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Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	0	N/A	2	$1,007	1	$36
J.C. Frey	0	N/A	13	$3,482	3	$61

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2012, Mr. McCarthy owned over $1,000,000 of our equity and Mr. Frey owned between $500,001 and $1,000,000 of our equity, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

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The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of its accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2010, November 30, 2011 and November 30, 2012, we did not pay any brokerage commissions.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Certain United States Federal Income Tax Considerations”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.

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In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS

Our financial statements included in our Annual Report to Stockholders for the fiscal year ended November 30, 2012, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

OTHER SERVICE PROVIDERS

JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

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REGISTRATION STATEMENT

A Registration Statement on Form N-14, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplements and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplements and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

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of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit	Exhibit Name

(1)(a)	Registrant’s Articles of Amendment and Restatement. (1)

(1)(b)	Registrant’s Articles Supplementary for Series A Mandatory Redeemable Preferred Shares. (1)

(1)(c)	Registrant’s Articles Supplementary for Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares. (1)

(1)(d)	Registrant’s Articles Supplementary for Series E Mandatory Redeemable Preferred Shares. (1)

(1)(e)	Registrant’s Articles Supplementary for Series F Mandatory Redeemable Preferred Shares. (1)

(1)(f)	Registrant’s Articles Supplementary for Series G Mandatory Redeemable Preferred Shares. (1)

(2)	Registrant’s Amended and Restated Bylaws. (1)

(3)	Voting Trust Agreement — none.

(4)	Agreement of acquisition, reorganization, merger, liquidation — none.

(5)	Instruments defining rights of the holders of the securities being registered — none.

(6)(a)	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. (1)

(6)(b)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC. (1)

(6)(c)	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC. (1)

(6)(d)	Letter Agreement between Registrant and KA Fund Advisors, LLC dated October 1, 2012 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006. (1)

(7)	Underwriting or distribution contracts — none.

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Exhibit	Exhibit Name

(8)	Bonus, Profit Sharing, Pension Plans — none.

(9)(a)	Form of Custody Agreement. (1)

(9)(b)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A. (1)

(10)	Not applicable.

(11)(a)	Opinion and Consent of Venable LLP relating to the issuance of the New Notes. (1)

(11)(b)	Opinion and Consent of Paul Hastings LLP relating to the enforceability of the New Notes. (1)

(12)	Opinion and Consent of Paul Hastings LLP with respect to the tax matters disclosed in the Registrant’s Prospectus dated November 6, 2013, as filed with the SEC on November 6, 2013. (1)

(13)(a)	Note Purchase Agreement for Series HH Notes dated August 15, 2013. (1)

(13)(b)	Registration Rights Agreement relating to the Series HH Notes dated August 22, 2013. (1)

(13)(c)	Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013. (1)

(13)(d)	First Supplemental Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013. (1)

(13)(e)	Form of Series HH Floating Rate Senior Note. (1)

(14)	Consent of Registrant’s independent auditors. (2)

(15)	Omitted financial statements — none.

(16)	Powers of Attorney. (1)

(17)(a)	Form of Letter of Transmittal. (2)

(17)(b)	Form of Notice of Guaranteed Delivery. (1)

(17)(c)	Form of Letter to Clients. (1)

(17)(d)	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees. (1)

(17)(e)	Form W-9. (1)

(17)(f)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as the Trustee under the Indenture. (1)

(1)	Previously filed and incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File Nos. 333-192144 and 811-21593) as filed with the Securities and Exchange Commission on November 6, 2013.
(2)	Filed herewith.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 10th day of December, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. McCARTHY Kevin S. McCarthy	Director, Chief Executive Officer and President (Principal Executive Officer)	December 10, 2013

/s/ TERRY A. HART Terry A. Hart	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	December 10, 2013

/s/ ANNE K. COSTIN* Anne K. Costin	Director	December 10, 2013

/s/ STEVEN C. GOOD* Steven C. Good	Director	December 10, 2013

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	December 10, 2013

/s/ WILLIAM H. SHEA* William H. Shea	Director	December 10, 2013

*By: /s/ DAVID A. HEARTH David A. Hearth	Attorney-in-Fact	December 10, 2013

The original powers of attorney authorizing David A. Hearth to execute this Registration Statement and any amendments thereto for the directors of the Registrant on whose behalf this Registration Statement is filed have been executed and are incorporated by reference herein as Exhibit (16).

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